Filed with the Securities and Exchange Commission on April 30, 1997



Registration No. 33-86866                    Investment Company Act No. 811-8884
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           Registration Statement under The Securities Act of 1933 and Registration Statement under The Investment Company Act of 1940


                         Post-effective Amendment No. 3


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 3 SUB-ACCOUNTS)
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ,
             (Address of Depositor's Principal Executive Offices and
                          Depositor's Telephone Number
                             TEL. #: (203) 926-1888


                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)


                                    Copy To:
                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
             1633 Broadway, New York, New York 10019 (212) 408-6900

                Approximate Date of Proposed Sale to the Public:

         May 1, 1997 or as soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing become effective: (check appropriate space)
 ___ immediately    upon   filing   pursuant   to paragraph (b) of Rule 485.
   X on May 1, 1997 pursuant to paragraph (b) of Rule 485.
___ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
___ on ___________pursuant to paragraph (a)(i) of Rule 485.
___ 75 days after filing pursuant to paragraph (a)(ii) of Rule 485.
___ on pursuant to paragraph (a)(ii) of Rule 485.

___ If checked, this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================================================================
                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
--------------------------------------------------------------------------------------------------------------------------------
   American Skandia Life Assurance
  Corporation Annuity Contracts    Indefinite*            Indefinite*                                       $0
================================================================================================================================

          *Pursuant to Rule 24f-2 of the Investment Company Act of 1940


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year 1996 was filed within 90 days of the close of the fiscal year.
--------------------------------------------------------------------------------
AXIOM


              CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                       Prospectus Heading

1.            Cover Page                                                                                 Cover Page

2.            Definitions                                                                               Definitions

3.            Synopsis or Highlights                                                                     Highlights

4.            Condensed Financial Information                (No condensed financial information - new Registrant),
                                                                                                        Advertising

5.            General Description of Registrant, Depositor                    Investment Options, Operations of the
              and Portfolio Companies                                                Separate Accounts, The Company

6.            Deductions                       Charges Assessed or Assessable Against the Annuity, Charges Assessed
                                                             Against Assets, Charges of the Underlying Mutual Funds

7.            General Description of Variable Annuity Contracts          Purchasing Annuities, Rights, Benefits and
                                                                                            Services, Modifications

8.            Annuity Period                                                                       Annuity Payments

9.            Death Benefit                                                                           Death Benefit

10.           Purchases and Contract Value                  Purchasing Annuities, Account Value and Surrender Value

11.           Redemptions           Distributions, Pricing of Transfers and Distributions, Deferral of Transactions

12.           Taxes                                                                      Certain Tax Considerations

13.           Legal Proceedings                                                                   Legal Proceedings

14.           Table of Contents of the Statement of Additional Information             Contents of the Statement of
                                                                                             Additional Information

                                                                                                        SAI Heading

15.           Cover Page                                                        Statement of Additional Information

16.           Table of Contents                                                                   Table of Contents

17.           General Information and History                                General Information Regarding American
                                                                                 Skandia Life Assurance Corporation

18.           Services                                                                         Independent Auditors


19.           Purchase of Securities Being Offered                           Noted in Prospectus under Breakpoints,
                                                          Exchange Contracts, Skandia's Systematic Investment Plan
                                                                                         and Sale of the Annuities


20.           Underwriters                                                                    Principal Underwriter

                                   (Continued)





                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                             SAI Headings

21.           Calculation of Performance Data                                       Calculation of Performance Data

22.           Annuity Payments                                           Noted in Prospectus under Annuity Payments

23.           Financial Statements                                            Noted in Prospectus under The Company


                                                                                                     Part C Heading

24.           Financial Statements and Exhibits                                                Financial Statements
                                                                                                       and Exhibits

25.           Directors and Officers of the Depositor                          Noted in Prospectus under Executive
                                                                                             Officers and Directors

26.           Persons Controlled by or Under                                               Persons Controlled By or
              Common Control with the                                                 Under Common Control with the
              Depositor or Registrant                                                       Depositor or Registrant

27.           Number of Contractowners                                              Not applicable - new Registrant

28.           Indemnification                                                                       Indemnification

29.           Principal Underwriters                                                         Principal Underwriters

30.           Location of Accounts and Records                                                 Location of Accounts
                                                                                                        and Records

31.           Management Services                                                               Management Services

32.           Undertakings                                                                             Undertakings





axiom  4/7/97


This Prospectus describes a type of annuity (the "Annuity") being offered by American Skandia Life Assurance Corporation ("we", "our" or "us"), One Corporate Drive, Shelton, Connecticut, 06484. This flexible premium Annuity may be offered as individual annuity contracts or as interests in a group annuity. The Table of Contents is on Page 4. Definitions applicable to this Prospectus are on page 6. The highlights of this offering are described beginning on Page 8. This Prospectus contains a detailed discussion of matters you should consider before purchasing this Annuity. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available from us without charge upon request. The contents of the Statement of Additional Information are described on page 51. The Annuity or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable laws and/or regulations.


A Purchase Payment for this Annuity is assessed any applicable tax charge (see "Tax Charges"). It is then allocated to the investment options you select, except in certain jurisdictions, where allocations of Purchase Payments we receive during the "free-look" period that you direct to any Sub-accounts are temporarily allocated to a money-market type Sub-account (see "Allocation of Net Purchase Payments"). You may transfer Account Value between investment options (see "Investment Options" and "Transfers"). Account Value may be distributed as periodic annuity payments in a "payout phase". Such annuity payments can be guaranteed for life (see "Annuity Payments"). During the "accumulation phase" (the period before any payout phase), you may surrender the Annuity for its Surrender Value or make withdrawals (see "Distributions"). Such distributions may be subject to tax, including a tax penalty, and any applicable contingent deferred sales charges (see "Contingent Deferred Sales Charge"). A death benefit may be payable during the accumulation phase. There is a minimum death benefit applicable for a limited time during the accumulation phase (see "Death Benefit").

Account Value in the variable investment options increases or decreases daily to reflect investment performance and the deduction of charges. No minimum amount is guaranteed (see "Account Value in the Sub-accounts"). The variable investment options are Class 3 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B")(see "Separate Accounts" and "Separate Account B"). Each Sub-account invests exclusively in one portfolio of an underlying mutual fund or in an underlying mutual fund. As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios - JanCap Growth, AST Janus Overseas Growth, Lord Abbett Growth and Income, Federated Utility Income, Federated High Yield, AST Money Market, T. Rowe Price Asset Allocation, T. Rowe Price
International Equity, T. Rowe Price Natural Resources, T. Rowe Price International Bond, T. Rowe Price Small Company Value, Founders Capital Appreciation, Founders Passport, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, Berger Capital Growth, Robertson Stephens Value + Growth, AST Putnam Value Growth & Income, AST Putnam International Equity, AST Putnam Balanced, Twentieth Century Strategic Balanced, Twentieth Century International Growth); (b) The Alger American Fund (portfolios - Growth, Small Capitalization, MidCap Growth); (c) Neuberger & Berman Advisers Management Trust (portfolio - Partners); and (d) Montgomery Variable Series (portfolio - Emerging Markets).



In most jurisdictions, Account Value may be allocated to a fixed investment option during the accumulation phase. Account Value so allocated earns a fixed rate of interest for a specified period of time referred to as a Guarantee Period. Guarantee Periods of different durations may be offered (see "Fixed Investment Options"). Such an allocation and the interest earned is guaranteed by us only if held to its Maturity Date. You are cautioned that with respect to the Fixed Investment Options during the accumulation phase, we do not guarantee any minimum amount, because the value may be increased or decreased by a market value adjustment (see "Account Value of the Fixed Allocations"). Assets supporting such allocations in the accumulation phase are held in American Skandia Life Assurance Corporation Separate Account D ("Separate Account D") (see "Separate Accounts" and "Separate Account D").

We guarantee fixed annuity payments. We also guarantee any adjustable annuity payments we may make available (see "Annuity Payments").

                              (continued on Page 2)


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

                   FOR FURTHER INFORMATION CALL 1-800-752-6342
Prospectus Dated: May 1, 1997
Statement of Additional Information Dated:  May 1, 1997
AX-PROS (05/97)

Taxes on gains during the accumulation phase may be deferred until you begin to take distributions from your Annuity. Distributions before age 59 1/2 may be subject to a tax penalty. In the payout phase, a portion of each annuity payment may be treated as a return of your "investment in the contract" until it is completely recovered. Transfers between investment options are not subject to taxation. The Annuity may also qualify for special tax treatment under certain sections of the Code, including, but not limited to, Sections 401, 403 or 408 (see "Certain Tax Considerations").


Purchase payments under these Annuities are not deposits or obligations of, or guaranteed or endorsed by, any bank or bank subsidiary, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and are not insured by the Securities Investor Protection Corporation ("SIPC") as to the loss of the principal amount invested. Purchase payments allocated to the investment options are subject to investment risks, including possible loss of principal.

                   (This page has been purposely left blank.)





                                                     TABLE OF CONTENTS
DEFINITIONS..........................................................................................................6
HIGHLIGHTS...........................................................................................................8
AVAILABLE INFORMATION...............................................................................................10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.....................................................................10
CONTRACT EXPENSE SUMMARY............................................................................................10
EXPENSE EXAMPLES....................................................................................................12
CONDENSED FINANCIAL INFORMATION.....................................................................................13
         Unit Prices And Numbers Of Units...........................................................................13
         Yields On Money Market Sub-account.........................................................................15
INVESTMENT OPTIONS..................................................................................................15
         Variable Investment Options................................................................................15
         Fixed Investment Options...................................................................................17
OPERATIONS OF THE SEPARATE ACCOUNTS.................................................................................18
         Separate Accounts..........................................................................................18
         Separate Account B.........................................................................................18
         Separate Account D.........................................................................................19
INSURANCE ASPECTS OF THE ANNUITY....................................................................................20
CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY..................................................................20
         Contingent Deferred Sales Charge...........................................................................20
         Maintenance Fee............................................................................................21
         Tax Charges................................................................................................21
         Transfer Fee...............................................................................................21
         Withdrawal Fee.............................................................................................21
         Allocation Of Annuity Charges..............................................................................21
CHARGES ASSESSED AGAINST THE ASSETS.................................................................................21
         Administration Charge......................................................................................21
         Mortality and Expense Risk Charges.........................................................................22
CHARGES OF THE UNDERLYING MUTUAL FUNDS..............................................................................22
PURCHASING ANNUITIES................................................................................................22
         Uses Of The Annuity........................................................................................22
         Application And Initial Payment............................................................................22
         Breakpoints................................................................................................22
         Skandia's Systematic Investment Plan.......................................................................23
         Periodic Purchase Payments.................................................................................24
         Right to Return the Annuity................................................................................24
         Allocation of Net Purchase Payments........................................................................24
         Balanced Investment Program................................................................................24
         Ownership, Annuitant and Beneficiary Designations..........................................................25
ACCOUNT VALUE AND SURRENDER VALUE...................................................................................25
         Account Value in the Sub-accounts..........................................................................25
         Account Value of the Fixed Allocations.....................................................................25
         Additional Amounts in the Fixed Allocations................................................................26
RIGHTS, BENEFITS AND SERVICES.......................................................................................27
         Additional Purchase Payments...............................................................................27
         Changing Revocable Designations............................................................................27
         Allocation Rules...........................................................................................27
         Transfers..................................................................................................28
                  Renewals..........................................................................................29
                  Dollar Cost Averaging.............................................................................29
                  Rebalancing.......................................................................................30
         Distributions..............................................................................................30
                  Surrender.........................................................................................30
                  Medically-Related Surrender.......................................................................30
                  Free Withdrawals..................................................................................31
                  Partial Withdrawals...............................................................................31
                  Systematic Withdrawals............................................................................31
                  Minimum Distributions.............................................................................33
                  Death Benefit.....................................................................................34
                  Annuity Payments..................................................................................34
                  Qualified Plan Withdrawal Limitations.............................................................36
         Pricing of Transfers and Distributions.....................................................................36
         Voting Rights..............................................................................................37
         Transfers, Assignments or Pledges..........................................................................37
         Reports to You.............................................................................................37
SALE OF THE ANNUITIES...............................................................................................36
         Distribution...............................................................................................37
         Advertising................................................................................................37
CERTAIN TAX CONSIDERATIONS..........................................................................................38
         Our Tax Considerations.....................................................................................38
         Tax Considerations Relating to Your Annuity................................................................38
                  Non-natural Persons...............................................................................38
                  Natural Persons...................................................................................38
                  Distributions.....................................................................................38
                  Loans, Assignments and Pledges....................................................................39
                  Gifts.............................................................................................39
                  Penalty on Distributions..........................................................................39
                  Annuity Payments..................................................................................39
                  Tax Free Exchanges................................................................................40
                  Transfers Between Investment Options..............................................................40
                  Estate and Gift Tax Considerations................................................................40
                  Generation-Skipping Transfers.....................................................................40
                  Diversification...................................................................................40
                  Federal Income Tax Withholding....................................................................40
         Tax Considerations When Using Annuities in Conjunction with Qualified Plans................................40
                  Individual Retirement Programs....................................................................41
                  Tax Sheltered Annuities...........................................................................41
                  Corporate Pension and Profit-sharing Plans........................................................41
                  H.R. 10 Plans.....................................................................................41
                  Tax Treatment of Distributions from Qualified Annuities...........................................41
                  Section 457 Plans.................................................................................41
OTHER MATTERS.......................................................................................................41
         Deferral of Transactions...................................................................................41
         Resolving Material Conflicts...............................................................................42
         Modification...............................................................................................42
         Misstatement of Age or Sex.................................................................................42
         Ending the Offer...........................................................................................42
         Indemnification............................................................................................42
         Legal Proceedings..........................................................................................43
THE COMPANY.........................................................................................................43
         Lines of Business..........................................................................................43
         Selected Financial Data....................................................................................43
         Management's Discussion and Analysis of Financial Condition and Results of Operations......................44
         Results of Operation.......................................................................................44
         Liquidity and Capital Resources............................................................................46
                  Segment Information...............................................................................46
         Reinsurance................................................................................................46
         Future Fees Payable to Parent..............................................................................47
         Surplus Notes..............................................................................................47
         Reserves...................................................................................................48
         Competition................................................................................................48
         Employees..................................................................................................48
         Regulation.................................................................................................48
         Executive Officers and Directors...........................................................................48
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................................................................51
FINANCIAL STATEMENTS................................................................................................51
APPENDIX A  FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION....................................52
APPENDIX B  SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT
   OBJECTIVES AND POLICIES..........................................................................................52

     DEFINITIONS: The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges thereon, before assessment of any applicable contingent deferred sales charge and/or any applicable maintenance fee. Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. Account Value of each Fixed Allocation on other than such Fixed Allocation's Maturity Date may be calculated using a market value adjustment.

ANNUITANT is the person upon whose life your Annuity is written.

ANNUITY is the type of annuity being offered pursuant to this Prospectus. It is also, if issued, your individual Annuity, or with respect to a group Annuity, the certificate evidencing your participation in a group Annuity. It also represents an account we set up and maintain to track our obligations to you.

ANNUITY DATE is the date annuity payments are to commence.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

APPLICATION is the enrollment form or application form we may require you to submit for an Annuity.

BENEFICIARY is a person designated as the recipient of the death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT ANNUITANT is the person named to become the Annuitant on the Annuitant's death prior to the Annuity Date.

CURRENT RATES are the interest rates we offer to credit to Fixed Allocations for the duration of newly beginning Guarantee Periods under this Annuity. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different classes and for different annuities.

FIXED ALLOCATION is an allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation phase and is to be supported by assets in Separate Account D.

GUARANTEE PERIOD is a period of time during the accumulation phase during which we credit a fixed rate of interest on a Fixed Allocation.

IN WRITING is in a written form satisfactory to us and filed at the Office.

INTERIM VALUE is, as of any particular date, the initial value of a Fixed Allocation plus all interest credited thereon, less the sum of all previous transfers and withdrawals of any type from such Fixed Allocation of such Interim Value and interest thereon from the date of each withdrawal or transfer.

ISSUE DATE is the effective date of your Annuity.

MVA is a market value adjustment used in the determination of Account Value of each Fixed Allocation as of a date other than such Fixed Allocation's Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

MATURITY DATE is the last day in a Guarantee Period.


MINIMUM DISTRIBUTIONS are a specific type of Systematic Withdrawal such that the amounts payable are not less than the minimum amounts that must be distributed each year from an Annuity if used in relation to certain qualified plans under the Code.


NET PURCHASE PAYMENT is a Purchase Payment less any applicable charge for taxes.

OFFICE is our business office, American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.

OWNER is either an eligible entity or person named as having ownership rights in relation to an Annuity issued as an individual contract. An Annuity may be issued as a certificate evidencing interest in a group annuity contract. If so, the rights, benefits and requirements of and the events relating to an Owner, as described in this Prospectus, will be the rights, benefits and requirements of and events relating to the person or entity designated as the participant in such certificate.

PURCHASE PAYMENT is a cash consideration you give to us for certain rights, privileges and benefits provided under an Annuity according to its terms.

SUB-ACCOUNT is a division of Separate Account B. We use Sub-accounts to calculate variable benefits under this Annuity.

SURRENDER VALUE is the value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender less any applicable contingent deferred sales charge and any applicable maintenance fee.

SYSTEMATIC WITHDRAWAL is one of a plan of periodic withdrawals of Surrender Value during the accumulation phase. Such a plan is subject to our rules.

UNIT is a measure used to calculate your Account Value in a Sub-account prior to the Annuity Date.

UNIT PRICE is used for calculating: (a) the number of Units allocated to a Sub-account; and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account prior to the Annuity Date. Each Sub-account has its own Unit Price which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"We", "us", "our" or "the Company" means American Skandia Life Assurance Corporation.

"You" or "your" means the Owner.

     HIGHLIGHTS: The following are only the highlights of the Annuity being offered pursuant to this Prospectus. A more detailed description follows these highlights.

     (1) Investment Options: We currently offer multiple variable and, in most jurisdictions, fixed investment options.

During the accumulation phase, we currently offer a number of variable investment options. Each of these investment options is a Class 3 Sub-account of Separate Account B. Each Sub-account invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. The underlying mutual fund portfolios are managed by various investment advisors, and in certain cases, various sub-advisors. A short description of the investment objectives and policies is found in Appendix A. Certain variable investment options may not be available in all jurisdictions.



As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios
- JanCap Growth, AST Janus Overseas Growth, Lord Abbett Growth and Income, Federated Utility Income, Federated High Yield, AST Money Market, T. Rowe Price Asset Allocation, T. Rowe Price International Equity, T. Rowe Price Natural Resources, T. Rowe Price International Bond, T. Rowe Price Small Company Value, Founders Capital Appreciation, Founders Passport, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, Berger Capital Growth, Robertson Stephens Value + Growth, AST Putnam Value Growth & Income, AST Putnam International Equity, AST Putnam Balanced, Twentieth Century Strategic Balanced, Twentieth Century International Growth); (b) The Alger American Fund (portfolios
- Growth, Small Capitalization, MidCap Growth); (c) Neuberger & Berman Advisers Management Trust (portfolio - Partners); and (d) Montgomery Variable Series (portfolio - Emerging Markets).


In most jurisdictions, we also offer the option during the accumulation phase of earning one or more fixed rates of interest on all or a portion of your Account Value. As of the date of this Prospectus, we offered the option to make allocations at interest rates that could be guaranteed for 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation earns the fixed interest rate applicable as of the date of such allocation. The interest rate credited to a Fixed Allocation does not change during its Guarantee Period. You may maintain multiple Fixed Allocations. From time-to-time we declare Current Rates for Fixed Allocations beginning a new Guarantee Period. The rates we declare are subject to a minimum, but we may declare higher rates. The minimum is determined in relation to an index that we do not control.

The end of a Guarantee Period for a specific Fixed Allocation is called its Maturity Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. That Fixed Allocation then earns interest during the new Guarantee Period at a rate that is not less than the one then being earned by Fixed Allocations for that Guarantee Period by new Annuity purchasers in the same class. You also may choose a different Guarantee Period from among those we are then currently making available or you may transfer that Account Value to a variable Sub-account.

In the payout phase, you may elect fixed annuity payments based on our then current annuity rates. We also may make available adjustable annuity rates.

For more information, see the section entitled Investment Options, including the following subsections: (a) Variable Investment Options; and (b) Fixed Investment Options.

      (2) Operations of the Separate Accounts: In the accumulation phase, the assets supporting guarantees we make in relation to Fixed Allocations are held in our Separate Account D. This is a "non-unitized" separate account. However, values and benefits calculated on the basis of Fixed Allocations are guaranteed by our general account. In the payout phase, fixed annuity payments and any adjustable annuity payments we may make available are also guaranteed by our general account, but the assets supporting such payments are not held in Separate Account D.

In the accumulation phase, the assets supporting the Account Values maintained in the Sub-accounts are held in our Separate Account B. These are Class 3 Sub-accounts of Separate Account B. Values and benefits based on these Sub-accounts are not guaranteed and will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable.

For more information, see the section entitled Operations of the Separate Accounts, including the following subsections: (a) Separate Accounts; (b) Separate Account B; and (c) Separate Account D.

      (3) Insurance Aspects of the Annuity: There are insurance risks which we bear in relation to the Annuity. For more information, see the section entitled Insurance Aspects of the Annuity.

      (4) Charges Assessed or Assessable Against the Annuity: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes, a transfer fee and a withdrawal fee. These charges are allocated according to our rules. We may also charge for certain special services. For more information, see the section entitled Charges Assessed or Assessable Against the Annuity, including the following subsections: (a) Contingent Deferred Sales Charge; (b) Maintenance Fee; (c) Tax Charges; (d) Transfer Fee; (e) Withdrawal Fee; and (f) Allocation of Annuity Charges.

     (5) Charges Assessed Against the Assets: The charges assessed against assets in the Sub-accounts are the administration charge and the mortality and expense risk charges. There are no charges deducted from the assets supporting Fixed Allocations. For more information, see the section entitled Charges Assessed Against the Assets, including the following subsections: (a) Administration Charge; and (b) Mortality and Expense Risk Charges.

      (6) Charges Of The Underlying Mutual Funds: Each underlying mutual fund assesses various charges, including charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and its statement of additional information.


      (7) Purchasing Annuities: Annuities are available for multiple uses, including as a funding vehicle for various retirement programs which qualify for special treatment under the Code. We may require a properly completed Application, an acceptable Purchase Payment, and any other materials under our underwriting rules before we agree to issue an Annuity. We may offer special programs in relation to Annuities on which we receive large Purchase Payments. You have the right to return an Annuity within a "free-look" period if you are not satisfied with it. In most jurisdictions, the initial Purchase Payment and any Purchase Payments received during the "free-look" period are allocated according to your instructions. In jurisdictions that require a "free-look" provision such that, if the Annuity is returned under that provision, we must return at least your Purchase Payments less any withdrawals, we temporarily allocate such Purchase Payments to the AST Money Market 3 Sub-account. Where permitted by law in such jurisdictions, we will allocate such Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market 3 Sub-account, if you execute a return waiver. We offer a balanced investment program in relation to your initial Purchase Payment. Certain designations must be made, including an Owner and an Annuitant. You may also make certain other designations that apply to the Annuity if issued. These designations include, a contingent Owner, a Contingent Annuitant (Contingent Annuitants may be required in conjunction with certain uses of the Annuity), a Beneficiary, and a contingent Beneficiary. See the section entitled Purchasing Annuities, including the following subsections: (a) Uses of the Annuity; (b) Application and Initial Payment; (c) Breakpoints; (d) Skandia's Systematic Investment Plan; (e) Periodic Purchase Payments; (f) Right to Return the
Annuity; (g) Allocation of Net Purchase Payments; (h) Balanced Investment Program; and (i) Ownership, Annuitant and Beneficiary Designations.


      (8) Account Value and Surrender Value: In the accumulation phase your Annuity has an Account Value. Your total Account Value as of a particular date is the sum of your Account Value in each Sub-account and in each Fixed Allocation. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee. To determine your Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. We also determine your Account Value separately for each Fixed Allocation. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA. No MVA applies to a Fixed Allocation as of its Maturity Date. Under certain circumstances, the MVA formula may change. For more information, see the section entitled Account Value and Surrender Value, including the following subsections: (a) Account Value in the Sub-accounts; (b) Account Value of Fixed Allocations; and (c) Additional Amounts in the Fixed Allocations.


      (9) Rights, Benefits and Services: You have a number of rights and benefits under an Annuity once issued. We also currently provide a number of services to Owners. These rights, benefits and services are subject to a number of rules and conditions. These rights, benefits and services include, but are not limited to, those described in this Prospectus. We accept additional Purchase Payments during the accumulation phase. You may use bank drafting to make Purchase Payments. We support certain Periodic Purchase Payment programs subject to our rules. You may change revocable designations. You may transfer Account Values between investment options. Transfers in excess of 4 per Annuity Year are subject to a fee. We offer dollar cost averaging and rebalancing during the accumulation phase. During the accumulation phase, surrender, free withdrawals and partial withdrawals are available, as are medically-related surrenders under which the contingent deferred sales charge is waived under specified circumstances. In the accumulation phase we offer Systematic Withdrawals and, for Annuities used in qualified plans, Minimum Distributions. We offer fixed annuity options, and may offer adjustable annuity options, that can guarantee payments for life. In the accumulation phase, a death benefit may be payable. You may transfer or assign your Annuity unless such rights are limited in conjunction with certain uses of the Annuity. You may exercise certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest. You have the right to receive certain reports periodically.


For additional information, see the section entitled Rights, Benefits and Services including the following subsections: (a) Additional Purchase Payments;
(b) Changing Revocable Designations; (c) Allocation Rules; (d) Transfers; (e) Renewals; (f) Dollar Cost Averaging; (g) Rebalancing; (h) Distributions (including: (i) Surrender; (ii) Medically-Related Surrender; (iii) Free Withdrawals; (iv) Partial Withdrawals; (v) Systematic Withdrawals; (vi) Minimum Distributions; (vii) Death Benefit; (viii) Annuity Payments; and (ix) Qualified Plan Withdrawal Limitations); (i) Pricing of Transfers and Distributions (j) Voting Rights; (k) Transfers, Assignments and Pledges; and (l) Reports to You.


     (10) The Company: American Skandia Life Assurance Corporation is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is a Swedish company that holds a number of insurance companies in many countries. The predecessor to Skandia Insurance Company Ltd. commenced operations in 1855. For more information, see the section entitled The Company and the following subsections: (a) Lines of Business; (b) Selected Financial Data; (c) Management's Discussion and Analysis of Financial Condition and Results of Operations (including: (i) Results of Operations; (ii) Liquidity and Capital Resources; and (iii) Segment Information); (d) Reinsurance; (e) Reserves; (f) Competition; (g) Employees; (h) Regulation; and (i) Executive Officers and Directors.


     AVAILABLE INFORMATION: A Statement of Additional Information is available from us without charge upon request by filling in the coupon at the end of this Prospectus and sending it (or a written request) to American Skandia Life Assurance Corporation, Concierge Desk, P.O. Box 883, Shelton, CT 06484. You may also forward such a request electronically to our Customer Service Department or call us at 1-(800)-752-6342. Our electronic mail address is customerservice@Skandia.com. It includes further information, as described in the section of this Prospectus entitled "Contents of the Statement of Additional Information". This Prospectus is part of the registration statements we filed with the Securities and Exchange Commission ("SEC") regarding this offering.
Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and the exhibits thereto at the SEC's public reference facilities at the above address, Rm. 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


     INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE: To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1996 previously filed by the Company with the SEC under the Securities Exchange Act of 1934 is incorporated by reference in this Prospectus.

We furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-(800) 752-6342. Our electronic mail address is customerservice@Skandia.com.


CONTRACT EXPENSE SUMMARY: The summary provided below includes information regarding the expenses for your Annuity, for the Sub-accounts and for the underlying mutual fund portfolios. The only expense applicable if you allocate all your Account Value to Fixed Allocations would be the contingent deferred sales charge. More detail regarding the expenses of the underlying mutual fund and their portfolios may be found either in the prospectuses for such mutual funds or in the annual reports of such mutual funds. The expenses of our Sub-accounts (not those of the underlying mutual fund portfolios in which our Sub-accounts invest) are the same no matter which Sub-account you choose. Therefore, these expenses are only shown once below. In certain states, premium taxes may be applicable.



                                                     Your Transaction Expenses

Contingent Deferred Sales Charge,  as a                      Year 1 -6.0%; year 2 - 6.0%; year 3- 5.0%; year 4 - 5.0% year 5 - 4.0%;
  percentage of Purchase Payments liquidated                         year 6 - 3.0%; year 7 - 2.0% year 8 and thereafter - 0% of each
                                                        Purchase Payment as measured from the date it was allocated to Account Value

Annual Maintenance Fee                                                                        Smaller of $35 or 2% of Account Value

Tax Charges                                                            Dependent on the requirements of the applicable jurisdiction.

Transfer Fee                                                              $10 for each transfer after the fourth in any Annuity Year

Withdrawal Fee                                              $10 for each  withdrawal  of any type after the first in each Annuity
                                                            Year (not applicable to death  benefit,  surrender, medically-related surrender  or  annuity payments)

                       Annual Expenses of the Sub-accounts
                 (as a percentage of average daily net assets)

Mortality and Expense Risk Charges                                      0.85%
Administration Charge                                                   0.15%
                                                                        -----
Total Annual Expenses of the Sub-accounts                               1.00%



                Underlying Mutual Fund Portfolio Annual Expenses
                     (as a percentage of average net assets)


Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1996. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable. See the prospectuses or statements of additional information of the underlying mutual funds for details.



                                                                                                 Total          Total
                                                                                                Annual         Annual
                                  Management    Management          Other         Other        Expenses       Expenses
                                      Fee           Fee           Expenses      Expenses       after any     without any
                                   after any    without any       after any    without any    applicable     applicable
Portfolio:                         voluntary     voluntary     any applicable  applicable      waiver or      waiver or
                                    waiver        waiver        reimbursement reimbursement  reimbursement  reimbursement
------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust
  Lord Abbett Growth and Income       N/A         0.75%              N/A          0.22%             N/A        0.97%
  JanCap Growth                       N/A         0.90%              N/A          0.20%             N/A        1.10%
  AST Janus Overseas Growth(1)        N/A         1.00%              N/A          0.42%             N/A        1.42%
  AST Money Market                  0.45%         0.50%            0.15%          0.21%           0.60%        0.71%
  Federated Utility Income            N/A         0.67%              N/A          0.26%             N/A        0.93%
  Federated High Yield                N/A         0.75%              N/A          0.28%             N/A        1.03%
  T. Rowe Price Asset Allocation      N/A         0.85%              N/A          0.35%             N/A        1.20%
  T. Rowe Price Int'l Equity          N/A         1.00%              N/A          0.30%             N/A        1.30%
  T. Rowe Price Natural Resources     N/A         0.90%              N/A          0.40%             N/A        1.30%
  T. Rowe Price Int'l Bond(2)         N/A         0.80%              N/A          0.36%             N/A        1.16%
  T. Rowe Price Small Co. Value(1)    N/A         0.90%              N/A          0.37%             N/A        1.27%
  Founders Capital Appreciation       N/A         0.90%              N/A          0.26%             N/A        1.16%
  Founders Passport                   N/A         1.00%              N/A          0.36%             N/A        1.36%
  INVESCO Equity Income               N/A         0.75%              N/A          0.23%             N/A        0.98%
  PIMCO Total Return Bond             N/A         0.65%              N/A          0.24%             N/A        0.89%
  PIMCO Limited Maturity Bond         N/A         0.65%              N/A          0.24%             N/A        0.89%
  Berger Capital Growth               N/A         0.75%              N/A          0.26%             N/A        1.01%
  Robertson Stephens Value + Growth(3)N/A         1.00%              N/A          0.33%             N/A        1.33%
  Twentieth Century Int'l Growth(1)   N/A         1.00%              N/A          0.42%             N/A        1.42%
  Twentieth Century Strategic
     Balanced(1)                      N/A         0.85%              N/A          0.33%             N/A        1.18%
  AST Putnam Value Growth & Income(1) N/A         0.75%              N/A          0.33%             N/A        1.08%
  AST Putnam Int'l Equity(4)          N/A         0.89%              N/A          0.27%             N/A        1.16%
  AST Putnam Balanced(5)              N/A         0.75%              N/A          0.24%             N/A        0.99%

The Alger American Fund
  Growth                              N/A         0.75%              N/A          0.04%             N/A        0.79%
  Small Capitalization                N/A         0.85%              N/A          0.03%             N/A        0.88%
  MidCap Growth                       N/A         0.80%              N/A          0.04%             N/A        0.84%

Neuberger & Berman Advisers
   Management Trust
  Partners                            N/A         0.84%              N/A          0.11%             N/A        0.95%

Montgomery Variable Series
  Emerging Markets(6)               0.23%         1.25%            1.22%          1.22%           1.45%        2.47%

(1) These Portfolios were first offered publicly in January 1997. Expenses shown are based on estimated amounts for the current fiscal year.

(2) Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of May 1, 1996, the Investment Manager engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .80% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.


(3) This Portfolio commenced operation in May, 1996. Expenses shown are estimated.

(4) Prior to October 15,  1996,  the  Investment  Manager  had engaged  Seligman
Henderson Co. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment
Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(5) Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(6) This portfolio commenced operation on February 2, 1996, therefore expenses shown are estimated and annualized and should not be considered representative of future expenses; actual expenses may be greater than shown.


The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).


The underlying mutual fund portfolio information above was provided by the underlying mutual funds. The Company has not independently verified such information.


EXPENSE EXAMPLES: The examples which follow are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly if you maintain Account Value in the Sub-accounts. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios.


The examples shown assume that: (a) all your Account Value is maintained only in Sub-accounts; (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled "Contract Expense Summary."


THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUND PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.

           Examples (amounts shown are rounded to the nearest dollar)



         If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming
         5% annual return on assets:

                                                                                 If you do not surrender your Annuity at the end of
                                                                                 the applicable  time period or begin taking
                                                                                 annuity payments at such time, you would pay the
                                                                                 following expenses on a $1,000 investment,
                                                                                 assuming 5% annual return on  assets:



Sub-accounts                                         After:                                             After:
------------
                                        1 yr.    3 yrs.   5 yrs.  10 yrs.               1 yr.    3 yrs.   5 yrs.   10 yrs.


JanCap Growth 3                         82       118      157       250                 22       68       117      250
AST Janus Overseas Growth 3             85       128      173       283                 25       78       133      283
LA Growth and Income 3                  81       114      150       237                 21       64       110      237
Fed Utility Inc 3                       80       113      148       232                 20       63       108      232
Fed High Yield 3                        81       116      153       243                 21       66       113      243
AST Money Market 3                      77       103      131       197                 17       53        91      197
T. Rowe Price Asset Allocation 3        83       121      162       260                 23       71       122      260
T. Rowe Price International Equity 3    84       124      167       270                 24       74       127      270
T. Rowe Price Natural Resources 3       84       124      167       270                 24       74       127      270
T. Rowe Price International Bond 3      83       120      160       257                 23       70       120      257
T. Rowe Price Small Company Value 3     84       123      165       267                 24       73       125      267
Founders Capital Appreciation 3         83       120      160       257                 23       70       120      257
Founders Passport 3                     85       126      170       277                 25       76       130      277
INVESCO Equity Income 3                 81       114      150       237                 21       64       110      237
PIMCO Total Return Bond 3               80       112      146       228                 20       62       106      228
PIMCO Limited Maturity Bond 3           80       112      146       228                 20       62       106      228
Berger Capital Growth 3                 81       115      152       240                 21       65       112      240
RS Value + Growth 3                     84       125      168       273                 24       75       128      273
AST Putnam Value Growth & Income 3      82       118      156       248                 22       68       116      248
AST Putnam International Equity 3       83       120      160       257                 23       70       120      257
AST Putnam Balanced 3                   81       115      151       238                 21       65       111      238
Twentieth Century Strategic Balanced 3  83       121      161       258                 23       71       121      258
Twentieth Century International Growth 385       128      173       283                 25       78       133      283
AA Growth 3                             79       109      141       218                 19       59       101      218
AA Small Capitalization 3               80       111      145       227                 20       61       105      227
AA MidCap Growth 3                      79       110      143       222                 19       60       103      222
NB Partners 3                           81       114      149       235                 21       64       109      235
MV Emerging Markets 3                   86       129      175       286                 26       79       135      286





CONDENSED FINANCIAL INFORMATION: The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1997 are shown below, as is yield information on the AST Money Market 3 Sub-account. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The charges assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus.

     Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price as of the dates shown for Units in each of the Class 3 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1997 and are being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.


                                     Sub-account and the Year Sub-account Operations Commenced

                        AA                                                           AST
                       Small                          AA              AST          Putnam
                     Capitali-        AA            MidCap          Money        International    Founders        JanCap
                     zation 3       Growth 3       Growth 3        Market 3       Equity 3      Passport 3       Growth 3
                      (1995)         (1995)         (1995)          (1995)         (1995)         (1995)          (1995)
                      ------         ------         ------          ------         ------         ------          ------
No. of Units
  as of 12/31/96    300,816        313,462         142,950        592,996        155,338         119,878        252,967
  as of 12/31/95    104,247        185,142          50,878        559,358         51,519          41,575         68,509

Unit Price
  as of 12/31/96     $13.20         $13.61          $14.25         $10.70         $11.84          $11.47         $15.95
  as of 12/31/95      12.80          12.13           12.87          10.30          10.90           10.26          12.55

                                     Sub-account and the Year Sub-account Operations Commenced

                        LA                                                         T. Rowe        T. Rowe         T. Rowe
                      Growth           AST            Fed             Fed           Price          Price           Price
                        and          Putnam         Utility          High           Asset      International      Natural
                     Income 3      Balanced 3      Income 3         Yield 3     Allocation 3     Equity 3       Resources 3
                      (1995)         (1995)         (1995)          (1995)         (1995)         (1995)          (1995)
                      ------         ------         ------          ------         ------         ------          ------
No. of Units
  as of 12/31/96    388,009         43,887          19,077        377,336         88,398         783,865         35,664
 as of 12/31/95     168,290         30,506           8,260        216,497         22,113         265,448          5,683

Unit Price
  as of 12/31/96     $13.50         $12.61          $12.95         $12.29         $12.58          $12.08         $14.28
  as of 12/31/95      11.50          11.45           11.73          10.93          11.23           10.69          11.04

                                     Sub-account and the Year Sub-account Operations Commenced

                      T. Rowe                                        PIMCO          PIMCO
                       Price        Founders        INVESCO          Total         Limited        Berger
                   International     Capital        Equity          Return        Maturity       Capital            NB
                      Bond 3     Appreciation 3    Income 3         Bond 3         Bond 3        Growth 3       Partners 3
                      (1995)         (1995)         (1995)          (1995)         (1995)         (1995)          (1995)
                      ------         ------         ------          ------         ------         ------          ------
No. of Units
  as of 12/31/96     56,657        861,999         645,296        220,583        345,188          73,996        613,395
  as of 12/31/95     24,422        203,315         155,507         92,538        150,910          20,219         34,867

Unit Price
  as of 12/31/96     $11.18         $14.48          $13.58         $11.38         $10.70          $13.83         $15.49
  as of 12/31/95      10.66          12.18           11.71          11.12          10.40           12.01          12.08




            Sub-account and the Year Sub-account Operations Commenced


                     Robertson     Montgomery
                  Stephens Value    Emerging
                    & Growth 3      Markets 3
                      (1996)         (1996)
No. of Units
  as of 12/31/96     36,437         37,227
  as of 12/31/95          0              0
Unit Price
  as of 12/31/96     $10.92         $10.28
  as of 12/31/95          0              0


Information is not shown above for Sub-accounts that had not commenced operations prior to January 1, 1997.


The financial statements of the Sub-accounts being offered to you are found in the Statement of Additional Information.

         Yields On Money Market Sub-account: Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the AST Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charges against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.


           Sub-account         Current Yield                     Effective Yield
        AST Money Market 3          3.94%                              4.01%


INVESTMENT OPTIONS: We offer a range of variable and fixed options as ways to invest your Account Value. Compensation to your representative may depend on the investment options selected (see "Sale of the Annuities").

         Variable Investment Options: During the accumulation phase, we offer a number of Sub-accounts as variable investment options. These are all Class 3 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B"). Each of these Sub-accounts invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. As of the date of this Prospectus, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows:

                      Underlying Mutual Fund:                                                       The Alger American Fund

                      Sub-account                                                          Underlying Mutual Fund Portfolio

                      AA Growth 3                                                                                    Growth
                      AA Small Capitalization 3                                                        Small Capitalization
                      AA MidCap Growth 3                                                                      MidCap Growth

                      Underlying Mutual Fund:                                                   Neuberger & Berman Advisers
                                                                                                           Management Trust

                      Sub-account                                                          Underlying Mutual Fund Portfolio

                      NB Partners 3                                                                                Partners


                     Underlying Mutual Fund:                                                        American Skandia Trust

                      Sub-account                                                         Underlying Mutual Fund Portfolio

                      JanCap Growth 3                                                                         JanCap Growth
                      AST Janus Overseas Growth 3                                                 AST Janus Overseas Growth
                      LA Growth and Income 3                                                  Lord Abbett Growth and Income
                      Fed Utility Inc 3                                                            Federated Utility Income
                      Fed High Yield 3                                                                 Federated High Yield
                      AST Money Market 3                                                                   AST Money Market
                      T. Rowe Price Asset Allocation 3                                       T. Rowe Price Asset Allocation
                      T. Rowe Price International Equity 3                               T. Rowe Price International Equity
                      T. Rowe Price Natural Resources 3                                     T. Rowe Price Natural Resources
                      T. Rowe Price International Bond 3                                   T. Rowe Price International Bond
                      T. Rowe Price Small Company Value 3                                 T. Rowe Price Small Company Value
                      Founders Capital Appreciation 3                                         Founders Capital Appreciation
                      Founders Passport                                                                   Founders Passport
                      INVESCO Equity Income 3                                                         INVESCO Equity Income
                      PIMCO Total Return Bond 3                                                     PIMCO Total Return Bond
                      PIMCO Limited Maturity Bond 3                                             PIMCO Limited Maturity Bond
                      Berger Capital Growth 3                                                         Berger Capital Growth
                      RS Value + Growth 3                                                 Robertson Stephens Value + Growth
                      AST Putnam Value Growth & Income 3                                   AST Putnam Value Growth & Income
                      AST Putnam International Equity 3                                     AST Putnam International Equity
                      AST Putnam Balanced 3                                                             AST Putnam Balanced
                      Twentieth Century Strategic Balanced 3                           Twentieth Century Strategic Balanced
                      Twentieth Century International Growth 3                       Twentieth Century International Growth

                      Underlying Mutual Fund:                                                    Montgomery Variable Series

                      Sub-account                                                          Underlying Mutual Fund Portfolio

                      MV Emerging Markets 3                                   Montgomery Variable Series:  Emerging Markets


Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B (see "Modifications").

Each underlying mutual fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the 1940 Act. As of the date of this Prospectus, the portfolios in which Sub-accounts offered pursuant to this Prospectus invest are those shown above. A summary of the investment objectives and policies of such underlying mutual fund portfolios is found in Appendix B. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

The investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Shares of the underlying mutual funds may be available to variable life insurance and variable annuity separate accounts of other insurance companies. Possible consequences of this multiple availability are discussed in the subsection entitled Resolving Material Conflicts.


The prospectus for any underlying mutual fund or funds being considered by you should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from us by calling our Concierge Desk, 1-800-752-6342 or writing to us at either P.O. Box 883, Attention: Concierge Desk, Shelton, Connecticut, 06484-0883, or to our electronic mail address which is customerservice@Skandia.com.


         Fixed Investment Options: For the payout phase you may elect fixed annuity payments based on our then current annuity rates. The discussion below describes the fixed investment options in the accumulation phase.

As of the date of this Prospectus we offer in most jurisdictions in which the Annuity is available Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation is accounted for separately. Each Fixed Allocation earns a fixed rate of interest throughout a set period of time called a Guarantee Period. Multiple Fixed Allocations are permitted, subject to our allocation rules. The duration of a Guarantee Period may be the same or different from the duration of the Guarantee Periods of any of your prior Fixed Allocations.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group Annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA (see "Account Value of the Fixed Allocations").

A Guarantee Period for a Fixed Allocation begins: (a) when all or part of a Net Purchase Payment is allocated for that particular Guarantee Period; (b) upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or (c) when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

To the extent permitted by law, we reserve the right, from time to time, to increase interest rates offered to the class of Owners who, during the term of such offering, choose to participate in various services we make available. This may include, but is not limited to, Owners who elect to use dollar cost averaging from Fixed Allocations (see "Dollar Cost Averaging") or the balanced investment program (see "Balanced Investment Program").

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is one and nine-tenths percent of interest (1.90%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our mortality and expense risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

OPERATIONS OF THE SEPARATE ACCOUNTS: The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account.

         Separate Accounts: We are the legal owner of assets in the separate accounts. Income, gains and losses, whether or not realized, from assets allocated to these separate accounts, are credited to or charged against each such separate account in accordance with the terms of the annuities supported by such assets without regard to our other income, gains or losses or to the income, gains or losses in any other of our separate accounts. We will maintain assets in each separate account with a total market value at least equal to the reserve and other liabilities we must maintain in relation to the annuity obligations supported by such assets. These assets may only be charged with liabilities which arise from such annuities. This may include Annuities offered pursuant to this Prospectus or certain other annuities we may offer. The investments made by separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

         Separate Account B: In the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in our Separate Account B. Separate Account B consists of multiple Sub-accounts. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

The   Sub-accounts   offered  pursuant  to  this  Prospectus  are  all  Class  3
Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B have a different level of charges assessed against such Sub-accounts.

The amount of our obligations in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the
obligations themselves are our general corporate obligations.

Separate Account B is registered with the SEC under the 1940 Act as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio.

The only Sub-accounts available for allocation of your Account Value are those offered pursuant to this Prospectus. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any of our other separate accounts. Such sub-accounts may invest in some or all of the same underlying mutual fund portfolios as the Sub-accounts offered pursuant to this Prospectus. We may offer additional annuities that maintain assets in Class 3 Sub-accounts. In addition, some of the Class 3 Sub-accounts may invest in underlying mutual funds or underlying mutual fund portfolios in which Sub-accounts in other classes of Separate Account B invest.

You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds. Portfolios added to the underlying mutual fund may or may not be offered through added Sub-accounts.

Sub-accounts are permitted to invest in underlying mutual funds or portfolios that we consider suitable. We also reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account, nor is there any assurance that the Account Value allocated to the Sub-accounts will equal the amounts allocated to the Sub-accounts as of any time other than the Valuation Period of such allocation. You bear the entire investment risk.

         Separate Account D: In the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D, which is a "non-unitized" separate account. Such obligations are based on the interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no discrete units in Separate Account D. No party with rights under any annuity nor any group contract owner participates in the investment gain or loss from assets belonging to Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

If you surrender, withdraw or transfer Account Value from a Fixed Allocation before the end of its Guarantee Period, you bear the risk inherent in the MVA (see "Account Value of the Fixed Allocations"). The Account Value of a Fixed Allocation is guaranteed on its Maturity Date to be its then current Interim Value.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

      (1) The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

      (2) We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:


           (a) Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

           (b) At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.


We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

      (3) We have the sole discretion to employ investment managers that we believe are qualified, experienced and reputable to manage Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J.P. Morgan Investment Management Inc. Each manager is responsible for investment management of different portions of Separate Account
D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

     (4) The assets in Separate Account D are accounted for at their market value, rather than at book value.

     (5) We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

INSURANCE ASPECTS OF THE ANNUITY: As an insurance company we bear the insurance risk inherent in the Annuity. This includes the risks that mortality and expenses exceed our expectations, and the investment and re-investment risks in relation to the assets supporting obligations not based on the investment performance of a separate account. We are subject to regulation that requires reserving and other practices in a manner that minimizes the insurance risk (see "Regulation").

CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes, a transfer fee and a withdrawal fee. These charges are allocated according to our rules. The maintenance fee and transfer charge are not assessed if no Account Value is maintained in the Sub-accounts at the time such fee or charge is payable. However, we make certain assumptions regarding maintenance and transfer expenses as part of the overall expense assumptions used in determining the interest rates we credit to Fixed Allocations. Charges are also assessed against the Sub-accounts and the underlying mutual funds. We also may charge you for special services, such as rebalancing, Minimum Distributions, and additional reports. As of the date of this Prospectus, we do not charge you for any special services.

     Contingent Deferred Sales Charge: Although we incur sales expenses in connection with the sale of contracts (for example, preparation of sales literature, expenses of selling and distributing the contracts, including commissions, and other promotional costs), we do not deduct any charge from your Purchase Payments for such expenses. However, a contingent deferred sales charge may be assessed. We assess a contingent deferred sales charge against the portion of any withdrawal or surrender that is deemed to be a liquidation of your Purchase Payments paid within the preceding seven years. The contingent deferred sales charge applies to each Purchase Payment that is liquidated. It is a decreasing percentage of each Purchase Payment being liquidated. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is applied to your Account Value. The charge is: year 1 -6.0%; year 2 - 6.0%; year 3 - 5.0%; year 4 - 5.0%; year 5 - 4.0%; year 6 -
3.0%; year 7 - 2.0%; year 8 and thereafter - 0%.

Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any contingent deferred sales charge (see "Free Withdrawal"). However, for purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal are not considered a liquidation of Purchase Payments. Account Value is deemed withdrawn according to specific rules in determining how much, if any, contingent deferred sales charge applies to a partial withdrawal (see "Partial Withdrawal"). There is no contingent deferred sales charge on Purchase Payments that were applied at least 7 years prior to the date of either a full surrender or a partial withdrawal. Where permitted by law, any contingent deferred sales charge applicable to a full surrender is waived if such full surrender qualifies under our rules as a medically-related withdrawal (see "Medically-Related Surrenders").

From time to time we may reduce the amount of the contingent deferred sales charge, the period during which it applies, or both, when Annuities are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.


No contingent deferred sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager or sub-advisor providing investment management and/or advisory services to an underlying mutual fund or any affiliate of such investment manager or sub-advisor; (e) a director, officer, employee or registered representative of a broker-dealer that has a then current selling agreement with American Skandia Marketing, Incorporated; (f) the then current spouse of any such person noted in (b) through (e), above; (g) the parents of any such person noted in (b) through (f), above; and (h) such person's child or other legal dependent under the age of 21. No such group annuity contract or Annuity is eligible for any Additional Amount due to total Purchase Payments received.


No contingent deferred sales charge is assessed on Minimum Distributions, to the extent such Minimum Distributions are required from your Annuity at the time it is taken. However, the charge may be assessed for any partial withdrawal taken in excess of the Minimum Distribution, even if such amount is taken to meet minimum distribution requirements in relation to other savings or investments held pursuant to various retirement plans designed to qualify for preferred tax treatment under various sections of the Code (see "Minimum Distributions").

Any elimination of the contingent deferred sales charge or any reduction to the amount or duration of such charges will not discriminate unfairly between Annuity purchasers. We will not make any such changes to this charge where prohibited by law.



     Maintenance Fee: A maintenance fee equaling the smaller of $35 or 2% of your then current Account Value is deducted from the Account Values in the Sub-accounts annually and upon surrender. The fee is limited to the Account Values in the Sub-accounts as of the Valuation Period such fee is due.

     Tax Charges: In several states a tax is payable. We will deduct the amount of tax payable, if any, from your Purchase Payments if the tax is then incurred or from your Account Value when applied under an annuity option if the tax is incurred at that time. The amount of the tax varies from jurisdiction to jurisdiction. It may also vary depending on whether the Annuity qualifies for certain treatment under the Code. In each jurisdiction, the state legislature may change the amount of any current tax, may decide to impose the tax, eliminate it, or change the time it becomes payable. In those jurisdictions imposing such a tax, the tax rates currently in effect range up to 31/2% and are subject to change. In addition to state taxes, local taxes may also apply. The amounts of these taxes may exceed those for state taxes.


     Transfer Fee: We charge $10.00 for each transfer after the fourth in each Annuity Year. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). The fee is only charged if there is Account Value in at least one Sub-account immediately subsequent to such transfer.

     Withdrawal Fee: No withdrawal fee applies to the first withdrawal of any type in each Annuity Year. We charge $10.00 for each subsequent withdrawal of any type in each Annuity Year. No withdrawal fee applies to a death benefit, surrender, medically-related surrender or annuity payment. The withdrawal fee is not considered a liquidation of any portion of any Purchase Payment (see "Free Withdrawals" and "Partial Withdrawals").

     Allocation Of Annuity Charges: Charges applicable to a surrender are used in calculating Surrender Value. Charges applicable to any type of withdrawal are taken from the investment options in the same ratio as such a withdrawal is taken from the investment options (see "Allocation Rules").

The transfer fee is assessed against the Sub-accounts in which you maintain Account Value immediately subsequent to such transfer. The transfer fee is allocated on a pro-rata basis in relation to the Account Values in such Sub-accounts as of the Valuation Period for which we price the applicable transfer. No fee is assessed if there is no Account Value in any Sub-account at such time.

Tax charges are assessed against the entire Purchase Payment or Account Value as applicable.

The maintenance fee is assessed against the Sub-accounts on a pro-rata basis in relation to the Account Values in each Sub-account as of the Valuation Period for which we price the fee.

The withdrawal fee is added to the gross amount withdrawn. It is allocated on a pro-rata basis to the same investment options from which the applicable withdrawal amounts are taken.

CHARGES ASSESSED AGAINST THE ASSETS: There are charges assessed against assets in the Sub-accounts. These charges are described below. There are no charges deducted from the Fixed Allocations. The factors we use in determining the interest rates we credit Fixed Allocations are described above in the subsection entitled Fixed Investment Options. No charges are deducted from assets supporting fixed or adjustable annuity payments. The factors we use in determining fixed or adjustable annuity payments include, but are not limited to, our expected investment returns, costs, risks and profit targets. We reserve the right to assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

     Administration Charge: We assess each Class 3 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account.


The administration charge and maintenance fee can be increased only for Annuities issued subsequent to the effective date of any such change.



From time to time we may reduce the amount of the maintenance fee and/or the administration charge. We may do so when Annuities are sold to individuals or a group of individuals in a manner that reduces maintenance and/or administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance and/or administration expenses are likely to be reduced.

Any elimination of the maintenance fee and/or the administration charge or any reduction of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to these charges where prohibited by law.

     Mortality and Expense Risk Charges: For Class 3 Sub-accounts, the mortality risk charge is 0.55% per year and the expense risk charge is 0.30% per year. These charges are assessed in combination each day against each Sub-account at the rate of 0.85% per year of the average daily total value of each Sub-account.


With respect to the mortality risk charge, we assume the risk that the mortality experience under the Annuities may be less favorable than our assumptions. This could arise for a number of reasons, such as when persons upon whose lives annuity payments are based live longer than we anticipated, or when the Sub-accounts decline in value resulting in losses in paying death benefits. If our mortality assumptions prove to be inadequate, we will absorb any resulting loss. Conversely, if the actual experience is more favorable than our assumptions, then we will benefit from the gain. We also assume the risk that the administration charge may be insufficient to cover our administration costs.


CHARGES OF THE UNDERLYING MUTUAL FUNDS: Each underlying mutual fund assesses various charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in the fund prospectuses and the statements of additional information.

PURCHASING ANNUITIES: You may purchase an Annuity for various purposes. You must meet our requirements before we issue an Annuity and it takes effect. Certain benefits may be available to certain classes of purchasers, including, but not limited to, those who submit Purchase Payments above specified breakpoint levels. You have a "free-look" period during which you may return your Annuity for a refund amount which may be less or more than your Purchase Payment, except in specific circumstances.


     Uses Of The Annuity: The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Sections 401 (corporate, association, or self-employed individuals' retirement plans); (b) Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); and (c) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; Simplified Employee Pensions). We may require additional information regarding such plans before we issue an Annuity to be used in connection with such retirement plans. We may also restrict or change certain rights and benefits if, in our opinion, such restrictions or changes are necessary for your Annuity to be used in connection with such retirement plans. We may elect to no longer offer Annuities in connection with various retirement plans. Currently, the Annuity is not offered in connection with Section 401 plans. The Annuity may also be used in connection with plans that do not qualify under the sections of the Code noted above. Some of the potential tax consequences resulting from various uses of the Annuities are discussed in the section entitled "Certain Tax Considerations".


     Application And Initial Payment: You must meet our underwriting requirements and forward a Purchase Payment if you seek to purchase an Annuity. These requirements may include a properly completed Application. Where permitted by law, we may issue an Annuity without completion of an Application for certain classes of Annuities.


The minimum initial Purchase Payment we accept is $10,000 unless you authorize the use of bank drafting to make Purchase Payments. (see "Skandia's Systematic Investment Plan"). If you choose bank drafting, we will accept a lower initial Purchase Payment provided that the Purchase Payments received in the first year total at least $10,000. The initial Purchase Payment must be paid by check or wire transfer. It cannot be made through bank drafting. Our Office must give you prior approval before we accept a Purchase Payment that would result in the Account Value of all annuities you maintain with us exceeding $500,000. We confirm each Purchase Payment in writing. Multiple annuities purchased from us within the same calendar year may be treated for tax purposes as if they were a single annuity (see "Certain Tax Considerations").


We reserve the right to allocate your initial Net Purchase Payment to the investment options up to two business days after we receive, at our Office, all of our requirements for issuing the Annuity as applied for. We may retain the Purchase Payment and not allocate the initial Net Purchase Payment to the investment options for up to five business days while we attempt to obtain all such requirements. We will try to reach you or any other party from whom we need any information or materials. If the requirements cannot be fulfilled within that time, we will: (a) attempt to inform you of the delay; and (b) return the amount of the Purchase Payment, unless you specifically consent to our retaining it until all our requirements are met. Once our requirements are met, the initial Net Purchase Payment is applied to the investment options within two business days. Once we accept your Purchase Payment and our requirements are met, we issue an Annuity.

     Breakpoints: Wherever allowed by law, we reserve the right to credit certain additional amounts ("Additional Amounts") to your Annuity if the total of your Purchase Payments exceeds specified breakpoints. Such Additional Amounts are credited by us on your behalf with funds from our general account. As of the date of this Prospectus, we were making such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.

The current breakpoints for qualifying for Additional Amounts are shown below. Also shown is the value of such Additional Amounts as a percentage of your Purchase Payment. The percentage also depends on the age of the oldest of any Owner, if the Owner is a person, or the Annuitant, if the Owner is an entity, on the date we receive the applicable Purchase Payment at our Office.

                                               Age of the oldest of any Owner or the
                                              Annuitant when we receive the applicable             Additional Amount as a percentage
 Total Purchase Payments received                  Purchase Payment at our Office                            of the Purchase Payment
 --------------------------------                  ------------------------------                            -----------------------

At least $1,000,000.00 but
     less than $5,000,000.00                                Less than 70                                                       2.00%

At least $1,000,000.00 but                                 At least 70 but
     less than $5,000,000.00                                less than 80                                                       1.50%

At least $1,000,000.00 but
     less than $5,000,000.00                                 80 or more                                                        1.00%

$5,000,000.00 or more                                       Less than 70                                                       3.00%

$5,000,000.00 or more                                      At least 70 but
                                                            less than 80                                                       2.25%

$5,000,000.00 or more                                        80 or more                                                        1.50%

Additional Amounts are added at the same time the qualifying Net Purchase Payment is allocated to the investment options, and are allocated to the investment options in the same manner as such qualifying Net Purchase Payment. Should you exercise your right to return the Annuity, any Additional Amounts credited to your Annuity as of the date your Annuity is canceled will be deducted from your Account Value prior to determining the amount to be returned to you. We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations"). Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

The Additional Amounts payable in relation to a Purchase Payment are a percentage of that Purchase Payment only. For example, if $750,000 in Purchase Payments was previously submitted for your Annuity or Annuities and all Owners and the Annuitant were under age 70 on the Issue Date, and you then submit an additional $500,000.00 Purchase Payment, the Additional Amounts we credit in relation to that Purchase Payment would be $10,000 (2% of $500,000.00). No
Additional Amount is then payable in relation to any previously received Purchase Payments. However, we will apply the Additional Amounts to a pair or series of Purchase Payments if you provide us In Writing, prior to the Issue Date, evidence satisfactory to us that you will submit additional Purchase Payments within a 13 month period. We require an initial Purchase Payment of at least $500,000.00 before we agree to such a program if it is designed to provide a total of at least $1,000,000.00 of Purchase Payments over 13 months. We require an initial Purchase Payment of at least $2,500,000.00 before we agree to such a program if it is designed to provide a total of at least $5,000,000.00 over 13 months.

We retain the right to recover an amount from your Annuity if such additional Purchase Payments are not received. The amount we may recover is the Additional Amounts applied. Amounts recovered will be taken pro-rata from the investment options based on the Account Values in the investment options as of the date of the recovery. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity.

Failure to inform us that you intend to submit a pair or a series of large Purchase Payments within a 13 month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to you.


     Skandia's Systematic Investment Plan ("bank drafting"): You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $10,000 if you also furnish bank drafting instructions that provide amounts that will meet a $10,000 minimum Purchase Payment requirement to be paid within 12 months. We will accept an initial Purchase Payment in an amount as low as $1,000, but it must be accompanied by a bank drafting authorization form allowing monthly Purchase Payments of at least $750. We accept bank drafting payments as low as $50 once we have received at least $10,000 in Purchase Payments.

     Periodic Purchase Payments: We may, from time-to-time, offer opportunities to make Purchase Payments automatically on a periodic basis, subject to our rules. These opportunities may include, but are not limited to, certain salary reduction programs agreed to by an employer. As of the date of this Prospectus, we only agree to accept Purchase Payments on such a basis if: (a) we receive your request In Writing for a salary reduction program and we agree to accept Purchase Payments on this basis; (b) the allocations are only to variable investment options or the frequency and number of allocations to fixed investment options is limited in accordance with our rules; and (c) the total amount of Purchase Payments in the first Annuity Year is scheduled to equal at least our then current minimum requirements. We may also require an initial
Purchase Payment to be submitted by check or wire before agreeing to such a program. Our minimum requirements may differ based on the usage of the Annuity, such as whether it is being used in conjunction with certain retirement plans.

     Right to Return the Annuity: You have the right to return the Annuity within a specified period known as a "free-look" period. Depending on the applicable legal and regulatory requirements, this period may be within ten days of receipt, twenty-one days of receipt or longer. To exercise your right to return the Annuity during the "free-look" period, you must return the Annuity. The amount to be refunded is the then current Account Value plus any tax charge deducted. This is the "standard refund". If necessary to meet Federal requirements for IRAs or certain state law requirements, we return the greater of the "standard refund" or the Purchase Payments received less any withdrawals (see "Allocation of Net Purchase Payments"). We tell you how we determine the amount payable under any such right at the time we issue your Annuity. Upon the termination of the "free-look" period, if you surrender your Annuity, you may be assessed certain charges (see "Charges Assessed or Assessable Against the Annuity").


     Allocation of Net Purchase Payments: All allocations of Net Purchase Payments are subject to our allocation rules (see "Allocation Rules"). Allocation of the portion of the initial Net Purchase Payment and any Net Purchase Payments received during the free-look period that you wish to allocate to any Sub-accounts are subject to an additional allocation rule if state law requires return of at least your Purchase Payments should you return the Annuity under such free-look provision. If such state law applies to your Annuity: (a) we allocate any portion of any such Net Purchase Payments that you indicate you wish to go into the Sub-accounts to the AST Money Market 3 Sub-account; and (b) at the end of such free-look period we reallocate Account Value according to your then most recent allocation instructions to us, subject to our allocation rules. However, where permitted by law in such jurisdictions, we will allocate such Net Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market 3 Sub-account, if you execute a return waiver ("Return Waiver"). Under the Return Waiver, you waive your right to the return of the greater of the "standard refund" or the Purchase Payments received less any withdrawals. Instead, you only are entitled to the return of the "standard refund" (see "Right to Return the Annuity").


Your initial Purchase Payment, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules"). You must provide us with allocation instructions In Writing if you wish to change your current allocations when making subsequent Purchase Payments.


     Balanced Investment Program: We offer a balanced investment program in relation to your Purchase Payments, if Fixed Allocations are available under your Annuity. If you choose this program, we commit a portion of your Net Purchase Payments as a Fixed Allocation for the Guarantee Period you select. This Fixed Allocation will have grown pre-tax to equal the exact amount of your entire Purchase Payments at the end of its initial Guarantee Period if no amounts are transferred or withdrawn from such Fixed Allocation. The rest of your Net Purchase Payments are invested in variable investment options you select.

We reserve the right, from time to time, to credit additional amounts to Fixed Allocations ("Additional Amounts") if you allocate Purchase Payments in accordance with the balanced investment program we offer. We offer to do so at our sole discretion. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

     Ownership, Annuitant and Beneficiary Designations: You make certain designations that apply to the Annuity if issued. These designations are subject to our rules and to various regulatory or statutory requirements depending on the use of the Annuity. These designations include an Owner, a contingent Owner, an Annuitant, a Contingent Annuitant, a Beneficiary, and a contingent Beneficiary. Certain designations are required, as indicated below. Such designations will be revocable unless you indicate otherwise or we endorse your Annuity to indicate that such designation is irrevocable to meet certain regulatory or statutory requirements. Changing the Owner or Annuitant designations may affect the minimum death benefit (see " Death Benefits").

Some of the tax implications of various designations are discussed in the section entitled "Certain Tax Considerations". However, there are other tax issues than those addressed in that section, including, but not limited to, estate and inheritance tax issues. You should consult with a competent tax counselor regarding the tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy, community property, where applicable, and other matters.

An Owner must be named. You may name more than one Owner. If you do, all rights reserved to Owners are then held jointly. We require the consent In Writing of all joint Owners for any transaction for which we require the written consent of Owners. Where required by law, we require the consent In Writing of the spouse of any person with a vested interest in an Annuity. Naming someone other than the payor of any Purchase Payment as Owner may have gift, estate or other tax implications.

Where allowed by law, you may name a contingent Owner. However, this designation takes effect only on or after the Annuity Date.

You must name an Annuitant. We do not accept a designation of joint Annuitants. Where allowed by law, you may name one or more Contingent Annuitants.


There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant and the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code, such as
Section 401 (a "non-qualified" trust). In general, the Code is designed to prevent the benefit of tax deferral from continuing for long periods of time on an indefinite basis. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.


Where allowed by law, you must name Contingent Annuitants according to our rules when an Annuity is used as a funding vehicle for certain retirement plans designed to meet the requirements of Section 401 of the Code.

You may name more than one primary and more than one contingent Beneficiary, and if you do, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you have requested otherwise In Writing. If the primary Beneficiary dies before death proceeds become payable, the proceeds will become payable to the contingent Beneficiary. If no Beneficiary is alive when death proceeds become payable or in the absence of any Beneficiary designation, the proceeds will vest in you or your estate.

ACCOUNT VALUE AND SURRENDER VALUE: In the accumulation phase your Annuity has an Account Value. Your total Account Value is the sum of your Account Value in each investment option. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee.

     Account Value in the Sub-accounts: We determine your Account Value separately for each Sub-account. To determine the Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. The method we use to determine Unit Prices is shown in the Statement of Additional Information.

The number of Units attributable to you in a Sub-account is the number of Units you purchased less the number transferred or withdrawn. We determine the number of Units involved in any transaction specified in dollars by dividing the dollar value of the transaction by the Unit Price of the effected Sub-account as of the Valuation Period applicable to such transaction.

     Account Value of the Fixed Allocations: We determine the Account Value of each Fixed Allocation separately. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA.

A formula is used to determine the MVA. The formula is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date for which the Account Value is being determined. The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate for your class of annuities for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if amounts are surrendered pursuant to the right to return the Annuity is [(1+I)/(1+J)]N/12

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula. This formula is described in the Statement of Additional Information.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation. See the Statement of Additional Information for an illustration of how the MVA works.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

     Additional Amounts in the Fixed Allocations: To the extent permitted by law, we reserve the right, from time to time, to credit Additional Amounts to Fixed Allocations. We may do so at our sole discretion. We may offer to credit such Additional Amounts only in relation to Fixed Allocations of specific durations (i.e. 10 years) when used as part of certain programs we offer such as the balanced investment program and dollar cost averaging (see "Balanced
Investment Program" and "Dollar Cost Averaging"). We would provide such Additional Amounts with funds from our general account and credit them to the applicable Fixed Allocation. Such a program is subject to the following rules:

      (1) The Additional Amounts are credited in relation to initial or additional Purchase Payments, not to Account Value transferred to a Fixed Allocation for use in the applicable programs. The Additional Amounts are not credited in relation to any exchange of another annuity issued by us for an Annuity.

      (2) The Additional Amounts are credited as of the later of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation or the 30th day after the Issue Date.

      (3) Interest on the Additional Amounts is credited as of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation.

      (4) The Additional Amounts are a percentage of the amount credited to the applicable Fixed Allocation. However, we may change the percentage from time to time.

      (5) There is an increase to any applicable "adjustment amount" in the MVA formula, which otherwise is 0.0010, to 0.0020 (see "Account Value of the Fixed Allocations"). This change would only apply to a transfer, surrender or withdrawal from the applicable Fixed Allocation, but not to any payments of death benefit proceeds or a medically-related surrender (see "Medically-Related Surrender"). This change could reduce your Account Value.

      (6) We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations").

      (7) Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge pursuant to the Free Withdrawal provision (see "Free Withdrawals").

      (8) We determine if a Purchase Payment is received during the period we are offering such credits based on the earlier of: (a) the date we receive at our Office the applicable Purchase Payment; or (b) the date we receive at our Office our requirements in relation to either an exchange of an existing annuity issued by another insurer or a "rollover" or transfer of such an annuity pursuant to specific sections of the Code.

     (9) No Purchase Payment may be applied to more than one program crediting Additional Amounts solely to a Fixed Allocation.


RIGHTS, BENEFITS AND SERVICES: The Annuity provides various rights, benefits and services subsequent to its issuance and your decision to keep it beyond the free-look period. A number of these rights, benefits and services, as well as some of the rules and conditions to which they are subject, are described below. These rights, benefits and services include, but are not limited to: (a) making additional Purchase Payments; (b) changing revocable designations; (c) transferring Account Values between investment options; (d) receiving lump sum payments, Systematic Withdrawals or Minimum Distributions, annuity payments and death benefits; (e) transferring or assigning your Annuity; (f) exercising certain voting rights in relation to the underlying mutual funds in which the Sub-accounts invest; and (g) receiving reports. These rights, benefits and services may be limited, eliminated or altered when an Annuity is purchased in conjunction with a qualified plan. We may require presentation of proper identification, including a personal identification number ("PIN") issued by us, prior to accepting any instruction by telephone or other electronic means. We forward your PIN to you shortly after your Annuity is issued. To the extent permitted by law or regulation, neither we nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a telephonic or electronic transfer if we or such other person acted on such transfer instructions in good faith in reliance on your authorization of telephone and/or electronic transfers and on reasonable procedures to identify persons so authorized through verification methods which may include a request for your Social Security number or a personal identification number (PIN) as issued by us. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.

     Additional Purchase Payments: The minimum for any additional Purchase Payment is $100, except as part of a bank drafting program (see "Skandia's Systematic Investment Plan") or unless we authorize lower payments pursuant to a Periodic Purchase Payment program (see "Periodic Purchase Payments"), or less where required by law. Additional Purchase Payments may be paid at any time before the Annuity Date. Subject to our allocation rules, we allocate additional Net Purchase Payments according to your written allocation instructions. Should no written instructions be received with an additional Purchase Payment, we shall return your additional Purchase Payment.


     Changing Revocable Designations: Unless you indicated that a prior choice was irrevocable or your Annuity has been endorsed to limit certain changes, you may request to change Owner, Annuitant and Beneficiary designations by sending a request In Writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: (a) a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; (b) a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency; and (c) a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity.


     Allocation Rules: As of the date of this Prospectus, during the accumulation phase, you may maintain Account Value in multiple Sub-accounts and an unlimited number of Fixed Allocations. We reserve the right, to the extent permitted by law, to limit the number of Sub-accounts or the amount you may allocate to any Fixed Allocation. As of the date of this Prospectus, we limited the number of Sub-accounts available at any one time to ten. Should you request a transaction that would leave less than any minimum amount we then require in an investment option, we reserve the right, to the extent permitted by law, to add the balance of your Account Value in the applicable Sub-account or Fixed Allocation to the transaction and close out your balance in that investment option.

Should you either: (a) request rebalancing services (see "Rebalancing"); (b) authorize an independent third party to transact transfers on your behalf and such third party arranges for rebalancing of any portion of your Account Value in accordance with any asset allocation strategy; or (c) authorize an independent third party to transact transfers in accordance with a market timing strategy; then all Purchase Payments, including the initial Purchase Payment, received while your Annuity is subject to such an arrangement are allocated to the same investment options and in the same proportions as then required pursuant to the applicable rebalancing, asset allocation or market timing program, unless we have received alternate instructions. Such allocation requirements terminate simultaneous to the termination of an authorization for rebalancing or any authorization to a third party to transact transfers on your behalf. Upon termination of any of the above arrangements, you must provide us with allocation instructions In Writing for all subsequent Purchase Payments.


Withdrawals of any type are taken pro-rata from the investment options based on the then current Account Values in such investment options unless we receive instructions from you prior to such withdrawal. For this purpose only, the Account Value in all your then current Fixed Allocations is deemed to be in one investment option. If you transfer or withdraw Account Value from multiple Fixed Allocations and do not provide instructions indicating the Fixed Allocations from which Account Value should be taken: (a) we transfer Account Value first from the Fixed Allocation with the shortest amount of time remaining to the end of its Guarantee Period, and then from the Fixed Allocation with the next shortest amount of time remaining to the end of its Guarantee Period, etc.; and
(b) if there are multiple Fixed Allocations with the same amount of time left in each Guarantee Period, as between such Fixed Allocations we first take Account Value from the Fixed Allocation that had the shorter Guarantee Period.


     Transfers: In the accumulation phase you may transfer Account Value between investment options, subject to our allocation rules (see "Allocation Rules"). Transfers are not subject to taxation (see "Transfers Between Investment Options"). We charge $10.00 for each transfer after the fourth in each Annuity Year, including transfers transacted as part of any rebalancing, market timing, asset allocation or similar program which you employ or your authorize to be employed on your behalf. Transfers transacted as part of a dollar cost averaging program are not counted in determining the applicability of the transfer fee. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). Your transfer request must be In Writing or meet our requirements for accepting instructions we receive over the phone or through means such as electronic mail with appropriate authorization.


We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if we believe that: (a) excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.


To the extent permitted by law, we may require up to 2 business days' notice of any transfer into or out of a Fixed Allocation if the market value of such transfer is at least $1,000,000.00.

In order to help you determine whether you wish to transfer Account Values to a Fixed Allocation, you may obtain our Current Rates by writing us or calling us at 1-800-766-4530 or contact our customer service department electronically at customerservice@Skandia.com. When calling us by phone, please have readily available your Annuity number and your PIN number. When contacting us electronically, please provide your PIN number, social security or tax I.D. number and the Annuity contract number.


Where permitted by law, we may accept your authorization of a third party to transfer Account Values on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We notify you of any such suspension or cancellation. We may restrict the investment options that will be available for transfers or allocations of Net Purchase Payments during any period in which you authorize such third party to act on your behalf. We give the third party you authorize prior notification of any such restrictions. However, we will not enforce such a restriction if we are provided evidence satisfactory to us that:
(a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

We or an affiliate of ours may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf or who provide recommendations as to how your Account Values should be allocated. This includes, but is not limited to, rebalancing your Account Value among investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with market timing strategies employed by such third parties. Such independent third parties may or may not be appointed our agents for the sale of Annuities. However, we do not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Annuities. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such persons. We do not currently charge you extra for providing these support services.

     Renewals: A renewal is a transaction that occurs automatically as of the last day of a Fixed Allocation's Guarantee Period unless we receive alternative instructions. This day as to each Fixed Allocation is called its Maturity Date. As of the end of a Maturity Date, the Fixed Allocation's Guarantee Period "renews" and a new Guarantee Period of the same duration as the one just completed begins. However, the renewal will not occur if the Maturity Date is on the date we apply your Account Value to determine the annuity payments that begin on the Annuity Date (see "Annuity Payments").

As an alternative to a renewal, you may transfer all or part of that Fixed Allocation's Account Value to a different Fixed Allocation or you may transfer such Account Value to one or more Sub-accounts, subject to our allocation rules. To accomplish this, we must receive instructions from you In Writing at least two business days before the Maturity Date. No MVA applies to transfers of a Fixed Allocation's Account Value occurring as of its Maturity Date. An MVA will apply in determining the Account Value of a Fixed Allocation at the time annuity payments are determined, unless the Maturity Date of such Fixed Allocation is the 15th day before the Annuity Date (see "Annuity Payments").

At least 30 days prior to a Maturity Date, or earlier if required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Fixed Allocation's Guarantee Period is of less than a year's duration. Such notice may include an example of the rates we are then crediting new Fixed Allocations as of the date such notice is prepared. The rates actually credited to a Fixed Allocation as of the date of any renewal or transfer immediately subsequent to the Maturity Date may be more or less than any rates quoted in such notice.

If your Fixed Allocation's then ending Guarantee Period is no longer available for new allocations and renewals or you choose a different Guarantee Period that is no longer available on the date following the Maturity Date, we will try to reach you so you may make another choice. If we cannot reach you, we will assign the next shortest Guarantee Period then currently available for new allocations and renewals to that Fixed Allocation.

     Dollar Cost Averaging: We offer dollar cost averaging in the accumulation phase. Dollar cost averaging is a program designed to provide for regular, approximately level investments over time. You may choose to transfer earnings only, principal plus earnings or a flat dollar amount. We make no guarantee that a dollar cost averaging program will result in a profit or protect against a loss in a declining market. You may select this program by submitting to us a request In Writing. You may cancel your participation in this program In Writing or by phone if you have previously authorized our acceptance of such instructions.

Dollar cost averaging is available from any of the investment options we choose to make available for such a program. Your Annuity must have an Account Value of not less than $10,000 at the time we accept your request for a dollar cost averaging program. Transfers under a dollar cost averaging program are not counted in determining the applicability of the transfer fee (see "Transfers"). We reserve the right to limit the investment options into which Account Value may be transferred as part of a dollar cost averaging program. We currently do not permit dollar cost averaging programs where Account Value is transferred to Fixed Allocations. Should we suspend or cancel the offering of this service, such suspension or cancellation will not affect any dollar cost averaging programs then in effect. Dollar cost averaging is not available while a rebalancing, asset allocation or market timing type of program is used in connection with your Annuity.

Dollar cost averaging from Fixed Allocations are subject to the following rules:
(a) you may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years; (b) such a program may only be selected in conjunction with and simultaneous to a new or renewing Fixed Allocation; (c) only averaging of earnings only or principal plus earnings is permitted; (d) a program averaging principal plus earnings from a Fixed Allocation must be designed to last that Fixed Allocation's entire current Guarantee Period; (e) dollar cost averaging transfers from a Fixed Allocation are not subject to the MVA; (f) dollar cost averaging may be done on a monthly basis only; and (g) you may not simultaneously use Account Value in any Fixed Allocation to participate in dollar cost averaging and receive Systematic Withdrawals or Minimum
Distributions from such Fixed Allocation (see "Systematic Withdrawals" and "Minimum Distributions").

We reserve the right, from time to time, to credit additional amounts ("Additional Amounts") if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Such an offer is at our sole discretion and is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

     Rebalancing: We offer, during the accumulation phase, automatic quarterly, semi-annual or annual rebalancing among the variable investment options of your choice. This provides the convenience of automatic rebalancing without having to provide us instructions on a periodic basis. Failure to choose this option does not prevent you from providing us with transfer instructions from time-to-time that have the effect of rebalancing. It also does not prevent other requested transfers from being transacted.

Under this program, Account Values in variable investment options are rebalanced quarterly, semi-annually or annually, as applicable, to the percentages you request. The rebalancing may occur quarterly, semi-annually or annually based upon the Issue Date. If a transfer is requested involving any investment option participating in an automatic rebalancing program, we automatically alter the rebalancing percentages going forward (unless we receive alternate instructions) to the ratios between Account Values in the variable investment options as of the effective date of such requested transfer. Automatic rebalancing is delayed one quarter if Account Value is being maintained in the AST Money Market 3 Sub-account for the duration of your Annuity's "free-look" period and rebalancing would otherwise occur during such period (see "Allocation of Net Purchase Payments").

You may change the percentage allocable to each variable investment option at any time. However, you may not choose to allocate less than 5% of Account Value to any variable investment option.

We do not offer automatic rebalancing in connection with Fixed Allocations. The Account Value of your Annuity must be at least $10,000 when we receive your automatic rebalancing request. We may require that all variable investment options in which you maintain Account Value must be used in the rebalancing program. You may maintain Account Value in at least two and not more than ten variable investment options when using a rebalancing program. You may not simultaneously participate in rebalancing and dollar cost averaging. Rebalancing also is not available when a program of Systematic Withdrawals of earnings or earnings plus principal is in effect.

For purposes of determining the number of transfers made in any Annuity Year, all rebalancing transfers made on the same day are treated as one transfer. We reserve the right to charge a processing fee for signing up for this service.

To elect to participate or to terminate participation in automatic rebalancing, we may require instructions In Writing at our Office in a form satisfactory to us.


     Distributions: Distributions available from your Annuity during the accumulation phase include surrender, medically-related surrender, free withdrawals, partial withdrawals, Systematic Withdrawals, (including Minimum Distributions in relation to qualified plans) and a death benefit. In the payout phase we pay annuity payments. Distributions from your Annuity generally are subject to taxation, and may be subject to a tax penalty as well (see "Certain Tax Considerations"). You may wish to consult a professional tax advisor for tax advice prior to exercising any right to an elective distribution. During the accumulation phase, any distribution other than a death benefit: (a) must occur prior to any death that would cause a death benefit to become payable; and (b) will occur subsequent to our receipt of a completed request In Writing. Distributions from your Annuity of any amounts derived from Purchase Payments paid by personal check may be delayed until such time as the check has cleared the applicable financial institution upon which such check was drawn.


     Surrender: Surrender of your Annuity for its Surrender Value is permitted during the accumulation phase. A contingent deferred sales charge may apply to such surrender (see "Contingent Deferred Sales Charge"). Your Annuity must accompany your surrender request.


     Medically-Related Surrender: Where permitted by law, you may apply to surrender your Annuity prior to the Annuity Date without application of any contingent deferred sales charge, upon occurrence of a "Contingency Event". This waiver of any applicable contingent deferred sales charge is subject to our rules, including but not limited to the following: (a) the Annuitant must be alive as of the date we pay the proceeds of such surrender request; (b) if the Owner is one or more natural persons, all such Owners must also be alive at such time; (c) we must receive satisfactory proof of the Annuitant's confinement or Fatal Illness In Writing; and (d) this benefit is not available if the total Purchase Payments received exceed $500,000.00 for all annuities issued by us with this benefit for which the same person is named as Annuitant.

For contracts issued before May 1, 1996, a "Contingency Event" occurs if the Annuitant is:


      (1) First confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

      (2) First diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingent Event" described above, in order to qualify for a Medically-Related Surrender.

"Medical Care Facility" means any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed "Physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal Illness" means a condition diagnosed by a licensed "Physician" which is expected to result in death within 2 years for 80% of the diagnosed cases. "Physician" means a person other than you, the Annuitant or a member of either your or the Annuitant's families who is state licensed to give medical care or treatment and is acting within the scope of that license.


Specific details and definitions of terms in relation to this benefit may differ in certain jurisdictions.


     Free Withdrawals: Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any applicable contingent deferred sales charge. However, only the first withdrawal of any type per Annuity Year is not subject to the withdrawal fee (see "Withdrawal Fee"). Such free withdrawals are available to meet liquidity needs. Free withdrawals are not available at the time of a surrender of an Annuity. Withdrawals of any type made prior to age 59 1/2 may be subject to a 10% tax penalty (see "Penalty on Distributions").

The minimum amount available as a free withdrawal is $100. Amounts received as Systematic Withdrawals or as Minimum Distributions are deemed to come first from the amount available under this Free Withdrawal provision (see "Systematic Withdrawals" and "Minimum Distributions"). You may also request to receive as a lump sum any free withdrawal amount not already received that Annuity Year under a plan of Systematic Withdrawals or as Minimum Distributions.

The maximum amount available as a free withdrawal during an Annuity Year is the greater of your Annuity's "growth" or 10% of "new" Purchase Payments. "Growth" equals the then current Account Value less all "unliquidated" Purchase Payments and less the value at the time credited of any Additional Amounts (see "Breakpoints" and "Additional Amounts in the Fixed Allocations"). "Unliquidated" means not previously surrendered or withdrawn. "New" Purchase Payments are those received in the seven (7) years prior to the date as of which a free withdrawal occurs. For purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal or to pay any withdrawal fee are not considered a liquidation of Purchase Payments. Therefore, any free withdrawal will not reduce the amount of any applicable contingent deferred sales charge upon any partial withdrawal or subsequent surrender.

     Partial Withdrawals: You may withdraw part of your Surrender Value. The minimum partial withdrawal is $100. The Surrender Value that must remain in the Annuity as of the date of this transaction is $1,000. If the amount of the partial withdrawal request exceeds the maximum amount available, we reserve the right to treat your request as one of a full surrender.

On a partial withdrawal, the contingent deferred sales charge is assessed against any "unliquidated" "new" Purchase Payments withdrawn. "Unliquidated" means not previously surrendered or withdrawn. For these purposes, amounts are deemed to be withdrawn in the following order:

      (1)  From any amount then available as a free withdrawal; then from

      (2) "Old" Purchase Payments (Purchase Payments allocated to Account Value more than seven years prior to the partial withdrawal); then from

      (3) "New" Purchase Payments (If there are multiple "new" Purchase Payments, the one received earliest is liquidated first, then the one received next earliest, and so forth); then from

      (4)  Other Surrender Value.

Only the first withdrawal of any type per Annuity Year is not subject to the withdrawal fee (see "Withdrawal Fee").


     Systematic  Withdrawals:  We offer Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. A program of Systematic Withdrawals begins on the date we accept, at our Office, your request for such a program. Systematic Withdrawals are deemed to be withdrawn from Surrender Value in the same order as partial withdrawals for purposes of determining if the contingent deferred sales charge applies. Penalties may apply (see "Free Withdrawals".) Only the first withdrawal of any type per Annuity Year is not subject to the withdrawal fee (see "Withdrawal Fee").



A Systematic Withdrawal from a Fixed Allocation is not subject to the MVA. We calculate the Fixed Allocation's credited interest since the prior withdrawal as A minus B, plus C, where:

     A is the Interim Value of the applicable Fixed Allocation as of the date of the Systematic Withdrawal;

     B is the Interim Value of the applicable Fixed Allocation as of the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program; and

     C is the total of all partial or free withdrawals and any transfers from such Fixed Allocation since the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program;.

Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. You may not simultaneously receive Systematic Withdrawals from a Fixed Allocation and participate in a dollar cost averaging program under which Account Value is transferred from the same Fixed Allocation (see "Dollar Cost Averaging"). Systematic Withdrawals are not available while you are taking any Minimum Distributions (see "Minimum Distributions"). Systematic Withdrawals of earnings or earnings plus principal are not available while any rebalancing or asset allocation program is in effect in relation to your Annuity.

The Surrender Value of your Annuity must be at least $20,000 when we accept your request for a program of Systematic Withdrawals. The minimum for each Systematic Withdrawal is $100. For any scheduled Systematic Withdrawal other than the last that does not meet this minimum, we reserve the right to defer such a withdrawal and add the amount that would have been withdrawn to the amount that is to be withdrawn at the next Systematic Withdrawal.

Should we suspend or cancel offering Systematic Withdrawals, such suspension or cancellation will not affect any Systematic Withdrawal programs then in effect.


     Minimum Distributions: Minimum Distributions are a specific type of Systematic Withdrawal program. Minimum Distributions are subject to all the rules applicable to Systematic Withdrawals unless we specifically indicate that one or more of such rules do not apply. In addition, certain rules apply only to Minimum Distributions.

You may elect to have us calculate Minimum Distributions annually if your Annuity is being used for certain qualified purposes under the Code. Requests to calculate a Minimum Distribution amount must be made three (3) days prior to the date that your Minimum Distribution payment is processed to allow for calculation and processing of the required amount. We calculate such amounts assuming the Minimum Distribution amount is based solely on the value of your Annuity. The required Minimum Distribution amounts applicable to your particular situation may depend on other annuities, savings or investments of which we are unaware, so that the required amount may be greater than the Minimum Distribution amount we calculate based on the value of your Annuity. We reserve the right to charge a fee for each annual calculation. Minimum Distributions are not concurrently available with any other programs of Systematic Withdrawals. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. Only one withdrawal per year of any type is not subject to the withdrawal fee (see "Withdrawal Fee"). The $100 minimum for Systematic Withdrawals does not apply to Minimum Distributions.

Each Minimum Distribution will be taken from the investment options you select. However, the portion of any Minimum Distribution that can be taken from any Fixed Allocations may not exceed the then current ratio between your Account Value in all Fixed Allocations you maintain and your total Account Value. No MVA applies to any portion of Minimum Distributions taken from Fixed Allocations. Minimum Distributions are not available from any Fixed Allocations if such Fixed Allocation is being used in a dollar cost averaging program (see "Dollar Cost Averaging"). Minimum Distributions from Fixed Allocations are not subject to the limitation on Systematic Withdrawals that limits a program of Systematic
Withdrawals from Fixed Allocations only to earnings accrued after program inception.


No contingent deferred sales charge is assessed against amounts withdrawn as a Minimum Distribution, but only to the extent of the Minimum Distribution required from your Annuity at the time it is taken. The contingent deferred sales charge may apply to additional amounts withdrawn to meet minimum distribution requirements in relation to other retirement programs you may maintain.

Amounts withdrawn as Minimum Distributions are considered to come first from the amounts available as a free withdrawal (see "Free Withdrawals") as of the date of the yearly calculation of the Minimum Distribution amount. Minimum Distributions over that amount are not deemed to be a liquidation of Purchase Payments (see "Partial Withdrawals").

     Death Benefit: In the accumulation phase, a death benefit is payable. If the Annuity is owned by one or more natural persons, it is payable upon the first death of such Owners. If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, the Contingent Annuitant then becomes the Annuitant. There may be adverse tax consequences for certain entity Owners if they name a Contingent Annuitant (see "Ownership, Annuitant and Beneficiary Designations").

The person upon whose death the death benefit is payable is referred to below as the "decedent". For purposes of this death benefit provision, "withdrawals" means withdrawals of any type (free withdrawals, partial withdrawals, Systematic Withdrawals, Minimum Distributions) before assessment of any applicable contingent deferred sales charge and after any applicable MVA. For purposes of this provision, persons named Owner or Annuitant within 60 days of the Issue Date are treated as if they were an Owner or Annuitant on the Issue Date.

The death benefit is as follows,  and is subject to the conditions  described in
(1),(2) and (3) below:

     (1) If death occurs prior to the decedent's age 70: the death benefit is the greater of your Account Value in Sub-accounts plus the Interim Value of any Fixed Allocations, or the minimum death benefit ("Minimum Death Benefit"). The Minimum Death Benefit is the sum of all Purchase Payments less the sum of all withdrawals.

     (2) If death occurs when the decedent is age 70 or older: the death benefit is your Account Value.

     (3) If a decedent was not named an Owner or Annuitant as of the Issue Date and did not become such as a result of a prior Owner's or Annuitant's death: the Minimum Death Benefit is suspended as to that person for a two year period from the date he or she first became an Owner or Annuitant. If that person's death occurs during the suspension period and prior to age 70, the death benefit is your Account Value in Sub-accounts plus the Interim Value of any Fixed Allocations. If death occurs during the suspension period when such decedent is age 70 or older, the death benefit is your Account Value. After the suspension period is completed, the death benefit is the same as if such person had been an Owner or Annuitant on the Issue Date.

The  amount of the death  benefit  is  determined  as of the date we  receive In
Writing: (a) "due proof of death"; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Owner. The following constitutes "due proof of death": (a) a certified copy of a death certificate; (b) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (c) any other proof satisfactory to us.

The death benefit is reduced by any annuity payments made prior to the date we receive In Writing such due proof of death.

If the death benefit becomes payable prior to the Annuity Date due to the death of the Owner and the Beneficiary is the Owner's spouse, then in lieu of receiving the death benefit, such Owner's spouse may elect to be treated as an Owner and continue the Annuity.

In the event of your death, the benefit must be distributed within: (a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above, must commence within one year of the date of death.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. Where allowed by law, if the Annuity is owned by one or more natural persons, the oldest of any such Owners not named as the Annuitant immediately becomes the Contingent Annuitant if: (a) the Contingent Annuitant predeceases the Annuitant; or (b) if you do not designate a Contingent Annuitant.

In the payout phase, we continue to pay any "certain" payments (payments not contingent on the continuance of any life) to the Beneficiary subsequent to the death of the Annuitant.

     Annuity Payments: Annuity payments can be guaranteed for life, for a certain period, or for a certain period and life. We make available fixed payments, and as of the date of this Prospectus, adjustable payments (payments which may or may not be changed on specified adjustment dates based on annuity purchase rates we are then making available to annuities of the same class). We may or may not be making adjustable annuities available on the Annuity Date. To the extent there is any tax basis in the annuity, a portion of each annuity payment is treated for tax purposes as a return of such basis until such tax basis is exhausted. The amount deemed such a return of basis is determined in accordance with the requirements of the Code (see "Certain Tax Considerations").

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. Your choice of Annuity Date and annuity option may be limited depending on your use of the Annuity and the applicable jurisdiction. Subject to our rules, you may choose an Annuity Date, option and frequency of payments suitable to your needs and circumstances. You should consult with competent tax and financial advisors as to the appropriateness of any such choice. Should Annuities subject to New York law be made available, the Annuity Date for such Annuities may not exceed the first day of the calendar month following the Annuitant's 85th birthday.

You may change your choices at any time up to 30 days before the earlier of: (a) the date we would have applied your Account Value to an annuity option had you not made the change; or (b) the date we will apply your Account Value to an annuity option in relation to the new Annuity Date you are then selecting. You must request this change In Writing. The Annuity Date must be the first or the fifteenth day of a calendar month.

In the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month first following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt at our Office of your request to purchase an Annuity; and (b) where allowed by law, fixed monthly payments will commence under option 2, described below, with 10 years certain. Should Annuities subject to New York law be made available, for such Annuities, in the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month following the Annuitant's 85th birthday; and (b) fixed monthly payments will commence under Option 2, described below, with 10 years certain. The amount to be applied is your Annuity's Account Value 15 business days prior to the Annuity Date. In determining your annuity payments, we credit interest using our then current crediting rate for this purpose, which is not less than 3% of interest per year, between the date Account Value is applied to an annuity option and the Annuity Date. If there is any remaining contingent deferred sales charge applicable as of the Annuity Date, then the annuity option you select must include a certain period of not less than 5 years' duration. As a result of this rule, making additional Purchase Payments within seven years of the Annuity Date will prevent you from choosing an annuity option with a certain period of less than 5 years' duration. Annuity options in addition to those shown are available with our consent. The minimum initial amount payable is the minimum initial annuity amount we allow under our then current rules. Should you wish to receive a lump sum payment, you must request to surrender your Annuity prior to the Annuity Date (see "Surrender").

You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below, but only to the extent selecting such an option does not alter the tax status of the Annuity. Except where a lower amount is required by law, the minimum monthly annuity payment is $100.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

For purposes of the annuity options described below, the term "key life" means the person or persons upon whose life any payments dependent upon the continuation of life are based.

      (1) Option 1 - Payments for Life: Under this option, income is payable periodically prior to the death of the key life, terminating with the last payment due prior to such death. Since no minimum number of payments is guaranteed, this option offers the maximum level of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

      (2) Option 2 - Payments for Life with 10, 15, or 20 Years Certain: Under this option, income is payable periodically for 10, 15, or 20 years, as selected, and thereafter until the death of the key life. Should the death of the key life occur before the end of the period selected, the remaining payments are paid to the Beneficiary to the end of such period.

      (3) Option 3 - Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

      (4) Option 4 - Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on how long we expect any key life to live. Therefore, that portion of the mortality risk charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

The first payment varies according to the annuity options and payment frequency selected. The first periodic payment is determined by multiplying the Account Value (expressed in thousands of dollars) as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less than 3% per year from such date to the Annuity Date, by the amount of the first periodic payment per $1,000 of value obtained from our annuity rates for that type of annuity and for the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.


     Qualified Plan Withdrawal Limitations: The Annuities are endorsed such that there are surrender or withdrawal limitations when used in relation to certain retirement plans for employees which are designed to qualify under various sections of the Code. These limitations do not affect certain roll-overs or exchanges between qualified plans. Distribution of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Code section 403(b)), or attributable to transfers to a tax sheltered annuity from a custodial account (as defined in Code section 403(b)(7)), is restricted to the employee's: (a) separation from service; (b) death; (c) disability (as defined in Section 72(m)(7) of the Code); (d) reaching age 59 1/2; or (e) hardship. Hardship withdrawals are restricted to amounts attributable to salary reduction contributions, and do not include investment results. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made and investment results earned prior to dates specified in the Code. In addition, the limitation on hardship withdrawals does not apply to salary reduction contributions made and investment results earned prior to dates specified in the Code which have been transferred from custodial accounts. Rollovers from the types of plans noted to another qualified plan or to an individual retirement account or individual retirement annuity are not subject to the limitations noted. Certain distributions, including rollovers, that are not transferred directly to the trustee of another qualified plan, the custodian of an individual retirement account or the issuer of an individual retirement annuity may be subject to automatic 20% withholding for Federal income tax. This may also trigger withholding for state income taxes (see "Certain Tax Considerations").


We may make annuities available through the Texas Optional Retirement Program subsequent to receipt of the required regulatory approvals and implementation. In addition to the restrictions required for such Annuities to qualify under
Section 403(b) of the Code, Annuities issued in the Texas Optional Retirement Program are amended as follows: (a) no benefits are payable unless you die during, or are retired or terminated from, employment in all Texas institutions of higher education; and (b) if a second year of participation in such program is not begun, the total first year State of Texas' contribution will be returned, upon its request, to the appropriate institute of higher education.

With respect to the restrictions on withdrawals set forth above, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the Code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

     Pricing  of  Transfers  and   Distributions:   We  "price"   transfers  and
distributions on the dates indicated below.

      (1) We price "scheduled" transfers and distributions as of the date such transactions are so scheduled. "Scheduled" transactions include transfers under a dollar cost averaging program, Systematic Withdrawals, Minimum Distributions, transfers previously scheduled with us at our Office pursuant to any on-going rebalancing, asset allocation or similar program, and annuity payments.


      (2) We price "unscheduled" transfers, partial withdrawals and free withdrawals as of the date we receive at our Office the request for such transactions. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you employ or you authorize to be employed on your behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfers, using voice or data transmission over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions.


      (3) We price surrenders, medically-related surrenders and death benefits as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us (see "Surrenders", "Medically-related Surrenders" and "Death Benefits").

The pricing of transfers and distributions involving Sub-accounts includes the determination of the applicable Unit Price for the Units transferred or distributed. The pricing of transfers and distributions involving Fixed Allocations includes the determination of any applicable MVA. Any applicable MVA alters the amount available when all the Account Value in a Fixed Allocation is being transferred or distributed. Any applicable MVA alters the amount of Interim Value needed when only a portion of the Account Value is being transferred or distributed. Unit Prices may change each Valuation Period to reflect the investment performance of the Sub-accounts. The MVA applicable to each Fixed Allocation changes once each month and also each time we declare a different rate for new Fixed Allocations. Payment is subject to our right to defer transactions for a limited period (see "Deferral of Transactions").

     Voting Rights: You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     Transfers, Assignments or Pledges: Generally, your rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on your use of the Annuity. These transactions may be subject to income taxes and certain penalty taxes (see "Certain Tax Considerations"). You may transfer, assign or pledge your rights to another person at any time, prior to any death upon which the death benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment. Transfer of all or a portion of ownership rights may affect the minimum death benefit (see "Death Benefits").


     Reports to You: We mail to Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Owners should therefore give us prompt notice of any address change. We send a confirmation statement to Owners each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully. All errors or corrections must be reported to us at our Office as soon as possible and no later than the date below to assure proper accounting to your Annuity. For transactions for which we immediately send confirmations, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or be quarterly statement are deemed conclusive after the applicable 10 day period. We may also send to Owners each year an annual report and a semi-annual report containing financial statements for the applicable Sub-accounts, as of December 31 and June 30, respectively.


SALE OF THE ANNUITIES: American Skandia Marketing, Incorporated ("ASM, Inc."), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, acts as the principal underwriter of the Annuities. ASM, Inc.'s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM, Inc. is a member of the National Association of Securities Dealers, Inc. ("NASD").

     Distribution: ASM, Inc. will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Annuities that are exempt from such registration. Under such distribution agreements such broker-dealers or entities may offer Annuities to persons who have established an account with the broker-dealer or entity. In addition, ASM, Inc. may offer Annuities directly to potential purchasers. The maximum initial concession to be paid on premiums received is 6.0%, and a portion of compensation may be paid from time to time based on all or a portion of Account Value.


As of the date of this Prospectus, we expect to pay an on-going service fee in relation to providing certain statistical information upon request by Owners about the variable investment options and the underlying mutual fund portfolios. The fee is payable to the service providers based on your Annuity's Account Value maintained in the variable investment options. Currently, no fee is payable based on any Account Values maintained in any Fixed Allocations. However, the service fee may be payable in the future based on Account Values of new Purchase Payments allocated to the Fixed Allocations after implementation of such service fee. Under most circumstances, we will engage the broker-dealer of record for your Annuity, or the entity of record if such entity could offer Annuities without registration as a broker-dealer (i.e. certain banks), to be your resource for the statistical information, and to be available upon your request to both provide and explain such information to you. The broker-dealer of record or the entity of record is the firm which sold you the Annuity, unless later changed. Some portion of the fee we pay for this service may be payable to your representative. Therefore, your representative may receive on-going service fee compensation, currently only in relation to Account Values maintained in variable investment options but, at a later date, on Account Values maintained in the Fixed Allocations.

From time to time, we may promote the sale of our products and the solicitation of additional purchase payments, where applicable, for our products, including Annuities offered pursuant to this Prospectus, through programs of non-cash rewards to registered representatives of participating broker-dealers. We may withdraw or alter such promotions at any time.


     Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance measures for the Sub-accounts are found in the Statement of Additional Information. This performance information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be treated like annuities under the Code.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on Current Rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Performance of the Sub-accounts should not be considered a representation of the performance of such Sub-accounts in the future. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.


As part of any advertisement of Standard Total Return, we may advertise the "Non-standard Total Return" of the Sub-accounts. Non-standard Total Return does not take into consideration the Annuity's contingent deferred sales charge and/or the Annual Maintenance Fee.


Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

CERTAIN TAX CONSIDERATIONS: The following is a brief summary of certain Federal income tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

     Our Tax Considerations: We are taxed as a life insurance company under Part I, subchapter L, of the Code.


     Tax Considerations Relating to Your Annuity: Section 72 of the Code governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a qualified pension or profit sharing plan or other retirement arrangement eligible for special treatment under the Code; and (b) the status of the beneficial owner as either a natural or non-natural person (when the annuity is not used in a retirement plan eligible for special tax treatment). Non-natural persons include corporations, trusts, and partnerships, except where these entities own an annuity as an agent or nominal owner for a natural person who is the beneficial owner. Natural persons are individuals.


     Non-natural Persons: Any increase during a tax year in the value of an annuity if not used in a retirement plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the contractholder. There are exceptions if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan; (c) entities other than employers, such as a trust, holding an annuity as an agent for a natural person; or (d) a decedent's estate by reason of the death of the decedent.

     Natural Persons: Increases in the value of an annuity when the contractholder is a natural person generally are not taxed until distribution occurs. Distribution can be in a lump sum payment or in annuity payments under the annuity option elected. Certain other transactions may be deemed to be a distribution. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.


     Distributions: Generally, distributions received before the annuity payments begin are treated as being derived first from "income on the contract" and includible in gross income. The amount of the distribution exceeding "income on the contract" is not included in gross income. "Income on the contract" for an annuity is computed by subtracting from the value of all "related contracts" (our term, discussed below) the taxpayer's "investment in the contract": an amount equal to total purchase payments for all "related contracts" less any previous distributions or portions of such distributions from such "related contracts" not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code.

"Related contracts" may mean all annuity contracts or certificates evidencing participation in a group annuity contract for which the taxpayer is the policyholder and which are issued by the same insurer within the same calendar year, irrespective of the named annuitants. It is clear that "related contracts" include contracts prior to when annuity payments begin. However, there may be circumstances under which "related contracts" may include contracts recognized as immediate annuities under state insurance law or annuities for which annuity payments have begun. In a ruling addressing the applicability of a penalty on distributions, the Internal Revenue Service treated distributions from a contract recognized as an immediate annuity under state insurance law like distributions from a deferred annuity. The situation addressed by such ruling included the fact that: (a) the immediate annuity was obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were contributed more than one year prior to the first annuity payment payable under the immediate annuity. This ruling also may or may not imply that annuity payments from a deferred annuity on or after its annuity date may be treated the same as distributions prior to the annuity date if such deferred annuity was:
(a) obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were made or may be deemed to have been made more than one year prior to the first annuity payment.


If "related contracts" include immediate annuities or annuities for which annuity payments have begun, then "related contracts" would have to be taken into consideration in determining the taxable portion of each annuity payment (as outlined in the "Annuity Payments" subsection below) as well as in determining the taxable portion of distributions from an annuity or any "related contracts" before annuity payments have begun. We cannot guarantee that immediate annuities or annuities for which annuity payments have begun could not be deemed to be "related contracts". You are particularly cautioned to seek advice from your own tax advisor on this matter.


Amounts received under a contract on its complete surrender, redemption, or maturity are includible in gross income to the extent that they exceed the cost of the contract, i.e., they exceed the total premiums or other consideration paid for the contract minus amounts received under the contract that were not reportable as gross income.

     Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity subsequent to the assignment or pledge of an entire annuity while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for use as qualified plans (see "Tax Considerations When Using Annuities in Conjunction with Qualified Plans"), the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

     Gifts: The gift of an annuity to other than the spouse of the contract holder (or former spouse incident to a divorce) is treated for income tax
purposes  as  a   distribution.


     Penalty on Distributions: Subject to certain exceptions, any distribution from an annuity not used in conjunction with qualified plans is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2; (b) distributions made on or after the death of the holder of the contract, or, where the holder of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary); (e) distributions of amounts which are allocable to "investments in the contract" made prior to August 14, 1982; (f) payments under an immediate annuity as defined in the Code; (g) distributions under a qualified funding asset under Code Section 130(d); or (h) distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.


Any modification, other than by reason of death or disability, of distributions which are part of a scheduled series of substantially equal periodic payments as noted in (d), above, that occur before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest for the deferral period. It is our understanding that the Internal Revenue Service does not consider a scheduled series of distributions to qualify under (d), above, if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, if the distributions are not based on a substantially equal number of Units, rather than a substantially equal dollar amount.

The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of contracts if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. This ruling may or may not imply that the exception to the 10% penalty may not apply to annuity payments paid pursuant to a deferred annuity obtained pursuant to an exchange of contract if: (a) purchase payments for the exchanged contract were contributed or may be deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.


     Annuity Payments: The taxable portion of each payment received as an annuity on or after the annuity start date is determined by a formula which establishes the ratio that "investment in the contract" bears to the total value of annuity payments to be made. However, the total amount excluded under this ratio is limited to the "investment in the contract". The formula differs between fixed and variable annuity payments. Where the annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the investment in the contract, then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.


     Tax Free Exchanges: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is obtained by a tax-free exchange of a life insurance, annuity or endowment contract purchased prior to August 14, 1982, then any distributions other than as annuity payments which do not exceed the portion of the "investment in the contract" (purchase payments made into the other contract, less prior distributions) prior to August 14, 1982, are not included in taxable income. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

     Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.


     Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state gift tax consequences flowing from the ownership and transfer of annuities.


     Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to or a death benefit is paid to an individual two or more generations younger than the contract holder. These taxes tend to apply to transfers of significantly large dollar amounts. We may be required to determine whether a transaction must be treated as a direct skip as defined in the Code and the amount of the resulting tax. If so required, we will deduct from your Annuity or from any applicable payment to be treated as a direct skip any amount we are required to pay as a result of the transaction.

     Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

     Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most retirement plans, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to: (a) any portion of a distribution paid as Minimum Distributions; (b) direct transfers to the trustee of another retirement plan; (c) distributions from an individual retirement account or individual retirement annuity; (d) distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and (e) certain other distributions where automatic 20% withholding may not apply.

     Tax  Considerations  When Using  Annuities in  Conjunction  with  Qualified
Plans: There are various types of qualified plans for which an annuity may be suitable. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity used to fund such benefits ("qualified contract"). We have provided below general descriptions of the types of qualified plans in conjunction with which we may issue an Annuity. These descriptions are not exhaustive and are for general informational purposes only. We are not obligated to make or continue to make new Annuities available for use with all the types of qualified plans shown below.

The tax rules regarding qualified plans are complex. The application of these rules depend on individual facts and circumstances. Before purchasing an Annuity for use in funding a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment.

Qualified contracts include special provisions changing or restricting certain rights and benefits otherwise available to non-qualified annuities. You should read your Annuity carefully to review any such changes or limitations. The changes and limitations may include, but may not be limited to, restrictions on ownership, transferability, assignability, contributions, distributions, as well as reductions to the minimum allowable purchase payment for an annuity and any subsequent annuity you may purchase for use as a qualified contract. Additionally, various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.


     Individual Retirement Programs: Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Purchasers of IRAs are to receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and other qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis. Eligible employers that meet specified criteria may establish savings incentive match plans for employees using the employees' IRAs. These arrangements are known as Simple-IRAs. Employer contributions that may be made to Simple-IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.


     Tax Sheltered Annuities: A tax sheltered annuity ("TSA") under Section 403(b) of the Code is a contract into which contributions may be made for the benefit of their employees by certain qualifying employers: public schools and certain charitable, educational and scientific organizations. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements apply as well.

     Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various retirement plans established by corporate employers. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on contributions and distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

     H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

     Tax Treatment of Distributions from Qualified Annuities: A 10% penalty tax applies to the taxable portion of a distribution from a qualified contract unless one of the following exceptions apply to such distribution: (a) it is part of a properly executed transfer to another IRA, an individual retirement account or another eligible qualified plan; (b) it occurs on or after the taxpayer's age 59 1/2; (c) it is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) it is part of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; (e) it is subsequent to a separation from service after the taxpayer attains age 55; (f) it does not exceed the employee's allowable deduction in that tax year for medical care; and (g) it is made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated above in (e), (f) and (g) do not apply to IRAs.

     Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

OTHER MATTERS: Outlined below are certain miscellaneous matters you should know before investing in an Annuity.

     Deferral of Transactions: We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3%, or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

     Resolving Material Conflicts: Underlying mutual funds or portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance and/or annuity contracts that offer different variable investment options from those offered under this Annuity, but which invest in the same underlying mutual funds or portfolios. It is possible that differences might arise between our Separate Account B and one or more accounts of other insurance companies which participate in a portfolio. It is also possible that differences might arise between a Sub-account offered under this Annuity and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same underlying mutual fund or portfolio. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Annuity and any persons with voting rights under any other life policy or annuity we offer.


     Modification: We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the 1940 Act; (f) operate Separate Account B as a management investment company under the 1940 Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the 1940 Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.


Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

     Misstatement of Age or Sex: If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

     Ending the Offer: We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

     Indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

     Legal Proceedings: As of the date of this Prospectus, neither we nor ASM, Inc. were involved in any litigation outside of the ordinary course of business, and know of no material claims.


THE COMPANY: American Skandia Life Assurance Corporation (ASLAC) is a stock insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (ASIHC), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. The Company markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.


During 1995, Skandia Vida, S.A. de C.V. was formed by the ultimate parent Skandia Insurance Company Ltd. The Company owns 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long term savings products within Mexico. The Company's investment in Skandia Vida, S.A. de C.V. is $1,398,285 at December 31,1996.

         Lines of Business: The Company is in the business of issuing annuity policies, and has been so since its business inception in 1988. The Company currently offers the following annuity products: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; and c) fixed and adjustable immediate annuities.

         Selected Financial Data: The following selected financial data are qualified by reference to, and should be read in conjunction with, the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Prospectus. The selected financial data as of and for each of the years ended December 31, 1996, 1995, 1994, 1993 and 1992 has not been audited. The selected financial data has been derived from the full financial statements for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 which were presented in conformity with generally accepted accounting principles and which were audited by Deloitte & Touche LLP, independent auditors, whose report on the Company's consolidated financial statements as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996, is included herein.

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                 1996             1995           1994            1993           1992
                                                 ----             ----           ----            ----           ----
               Income Statement Data:
               Revenues:
               Annuity charges and fees*  $  69,779,522 $     38,837,358 $   24,779,785   $   11,752,984 $   4,846,134
               Fee income                    16,419,690        6,205,719      2,111,801          938,336       125,179
               Net investment income          1,585,819        1,600,674      1,300,217          692,758       892,053
               Annuity premium income           125,000                0         70,000          101,643     1,304,629
               Net realized capital
                gains/(losses)                  134,463           36,774         (1,942)         330,024       195,848
               Other income                      34,154           64,882         24,550            1,269        15,119
                                    ---------------------------------------- ------------------ -----------------------
               Total revenues          $     88,078,648 $     46,745,407 $   28,284,411   $   13,817,014 $   7,378,962
                                       ================ ================ ==============   ============== =============
               Benefits and Expenses:
               Annuity benefits                 613,594          555,421        369,652         383,515        276,997
               Increase/(decrease) in annuity
                 policy reserves                634,540       (6,778,756)     5,766,003       1,208,454      1,331,278
               Cost of minimum death benefit
                 reinsurance                  2,866,835        2,056,606              0               0              0
               Return credited
                 to contractowners              672,635       10,612,858       (516,730)        252,132        560,243
               Underwriting, acquisition and
                 other insurance expenses    49,915,661       35,970,524     18,942,720       9,547,951     11,338,765
               Interest expense              10,790,716        6,499,414      3,615,845         187,156              0
                                       ----------------------------------- ----------------- ----------------- ---------
               Total benefits and expenses$  65,493,981 $     48,916,067  $  28,177,490  $   11,579,208 $   13,507,283
                                          ================================  =============== ============== =============
               Income tax (benefit) expense$ (4,038,357)$        397,360  $     247,429  $      182,965 $            0
                                           =================================== ================= ========================

               Net income (loss)        $    26,623,024 $     (2,568,020) $    (140,508) $    2,054,841 $    (6,128,321)
                                        ================================= ================= =============================
               Balance Sheet Data:
               Total Assets             $ 8,334,662,876 $  5,021,012,890 $2,864,416,329  $1,558,548,537 $   552,345,206
                                          ==============  ============== ==============   ==============  ===============
               Future fees payable
                 to parent              $    47,111,936 $              0 $            0  $            0 $             0
                                        =============== ================ =============== =============== ===============

               Surplus Notes             $   213,000,000 $   103,000,000 $   69,000,000  $   20,000,000 $             0
                                         =============== =============== ================ ==============================
               Shareholder's  Equity     $   126,345,031 $    59,713,000 $     52,205,524 $  52,387,687  $   46,332,846
                                         =============== =============== ================ ================= ===========




*On   annuity   sales   of   $2,795,114,000,   $1,628,486,000,   $1,372,874,000,
$890,640,000  and  $287,596,000  during the years ended December 31, 1996, 1995,
1994, 1993, and 1992, respectively, with contractowner assets under management of $7,764,891,000, $4,704,044,000, $2,661,161,000, $1,437,554,000 and
$495,176,000 as of December 31, 1996, 1995, 1994, 1993 and 1992, respectively.

The above selected financial data should be read in conjunction with the financial statements and the notes thereto.

         Management's Discussion and Analysis of Financial Condition and Results of Operations

         Results of Operations: The Company's long term business plan was developed reflecting the current sales and marketing approach. Annuity sales increased 72%, 19% and 54% in 1996, 1995 and 1994, respectively. The Company continues to show significant growth in sales volume and increased market share within the variable annuity industry. This growth is a result of innovative product development activities, expansion of distribution channels and a focused effort on customer orientation.

The Company primarily offers and sells a wide range of deferred annuities through three focused marketing, sales and service teams, each of which specializes in addressing one of the Company's primary distribution channels:
(a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. Starting in 1994, the Company expanded these teams, adding more field marketing and internal sales support personnel. The Company also offers a number of specialized products distributed by select, large distributors. In 1995 and 1996 the Company restructured its internal support operations to support the specialized marketing, sales and service needs of the primary distribution channels and of the select distributors of specialized products. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representative/insurance agents of all the selling firms.

Total assets grew 66%, 75% and 84% in 1996, 1995 and 1994, respectively. These increases were a direct result of the substantial sales volume increasing separate account assets and deferred acquisition costs. Liabilities grew 65%, 76%, and 87% in 1996, 1995 and 1994, respectively, as a result of the reserves required for the increased sales activity along with borrowing during 1996, 1995 and 1994. The borrowing is needed to fund the acquisition costs of the Company's variable annuity business.

The Company experienced a net gain after tax in 1996 and a net loss after tax in 1995 and 1994. The 1996 result was related to the strong sales volume, favorable market climate, expense savings relative to sales volume and recognition of certain tax benefits.

The 1995 result was related to higher than anticipated expense levels and additional reserving requirements on our market value adjusted annuities. The increase in expenses was primarily attributable to improving our service infrastructure and marketing related costs, which was in part responsible for this strong sales and financial performance in 1996.

The 1994 loss is a result of additional reserving of approximately $4.6 million to cover the minimum death benefit exposure in the Company's annuity contracts along with higher than expected general expenses relative to sales volume. The additional reserve may be required from time to time, within the variable annuity market place, and is a result of volatility in the financial markets as it relates to the underlying separate account investments.

Increasing volume of annuity sales results in higher assets under management. The fees realized on assets under management have resulted in annuity charges and fees increasing 80%, 57% and 111% in 1996, 1995 and 1994, respectively.

Net investment income decreased 1% in 1996 and increased 23% and 88% in 1995 and 1994 respectively. The level net investment income in 1996 is a result of the consistent investment holdings throughout most of the year. The increase in 1995 and 1994 was a result of a higher average level of Company bonds and short-term investments.

Fee income has increased 165%, 194% and 125% in 1996, 1995 and 1994, respectively, as a result of income from transfer agency type activities.

Annuity benefits represent payments on annuity contracts with mortality risks, this being the immediate annuity with life contingencies and supplementary contracts with life contingencies.

Increase/(decrease) in annuity policy reserves represents change in reserves for the immediate annuity with life contingencies, supplementary contracts with life contingencies and minimum death benefit. During 1995 the Company entered into an agreement to reinsure the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs associated with reinsuring the minimum death benefit reserve approximates the change in the minimum death benefit reserve during 1996 and 1995, thereby having no significant effect on the statement of operations. The significant increase in 1994 reflects the required increase in the minimum death benefit reserve on variable annuity contracts. This increase covers the escalating death benefit in one of the Company's products which was further enhanced as a result of poor market conditions which resulted in lower returns in performance of the underlying mutual funds within the variable annuity contract.

Return credited to contractowners represents revenues on the variable and market value adjusted annuities offset by the benefit payments and change in reserves required on this business. Also included are the benefit payments and change in reserves on immediate annuity contracts without significant mortality risks. The 1996 return credited to contractowners in the amount of $0.7 million represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1.8 million. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997 interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets.

In 1995, the Company earned a lower than anticipated separate account investment return on the market value adjusted contracts in support of the benefits and required reserves. In addition, the 1995 result includes an increase in the required reserves associated with this product. The result for 1994 was better than anticipated due to separate account investment return on the market value adjusted contracts being in excess of the benefits and required reserves.

Underwriting, acquisition and other insurance expenses for 1996 is made up of $133.9 million of commissions and $19.8 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $153.9 million. This compares to the same period last year of $62.8 million of commissions and $42.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $69.2 million.

Underwriting, acquisition and other insurance expenses in 1994 were made up of $46.2 million of commissions and $26.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $53.7 million.

Interest expense increased $4.3 million, $2.9 million and $3.4 million in 1996, 1995 and 1994, respectively, as a result of Surplus Notes totaling $213 million, $103 million and $69 million, at December 31, 1996, 1995 and 1994, respectively.

Income tax reflected a benefit of $4,038,357 for the year ended December 31, 1996, compared with expense of $397,360 and $247,429 for the years ended December 31, 1995 and 1994, respectively. The 1996 benefit is related to management's release of the deferred tax valuation allowance of $9,324,853 established at December 31, 1995. Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Income tax expense in 1995 and 1994 relates principally to increases in the deferred tax valuation allowance of $1,680,339 and $365,288 for the years ended December 31, 1995 and 1994, respectively, as well as the Company being in an Alternative Minimum Tax position for both years.

         Liquidity and Capital Resources: The liquidity requirement of ASLAC was met by cash from insurance operations, investment activities and borrowings from its parent.

As previously stated, the Company had significant growth during 1996. The sales volume of $2.795 billion was primarily (approximately 96%) variable annuities which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the insurance operations and investments of the Company. During 1996, the Company borrowed an additional $110 million from its parent in the form of Surplus Notes and extended its reinsurance agreements (which were initiated in 1993, 1994 and 1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The income and expense items presented above are net of reinsurance.

In addition, on December 17, 1996 the company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction the Parent issued collateralized notes through a trust in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%) of future fees and charges expected to be realized on the designated contracts was $50,221,438.

The Company expects to use borrowing, reinsurance and the sale of future fee revenues to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

The tremendous growth of this young organization has depended on capital support from its parent. On December 19, 1996, the company received $39 million from its parent to support the capital needs of its anticipated 1997 growth in business.

As of December 31, 1996 and December 31, 1995, shareholder's equity was $126,345,031 and $59,713,000 respectively, which includes the carrying value of state insurance licenses in the amount of $4,712,500 and $4,862,500, respectively.

ASLAC has long term surplus notes with its parent and a short term borrowing with an affiliate. No dividends have been paid to its parent company.

         Segment Information: As of the date of this Prospectus, we offered only variable and fixed deferred annuities and immediate annuities.

         Reinsurance: The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provides additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

The Company reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves.

Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

         Future Fees Payable to Parent: On December 17, 1996 the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%), of future fees and charges expected to be realized on the designated contracts was $50,221,438. Payments representing fees and charges realized during the period September 1, 1996 through December 31, 1996 in the aggregate amount of $3,109,502, were made by the Company to the Parent. Interest expense of $42,260 has been included in the statement of operations.

         Surplus Notes: The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1996 were as follows:

              Issue
                                                                  Interest
                                                Amount
              Date                                                 Rate

             December 29, 1993               $  20,000,000         6.84%
             February 18, 1994                  10,000,000         7.28%
             March 28, 1994                     10,000,000         7.90%
             September 30, 1994                 15,000,000         9.13%
             December 28, 1994                  14,000,000         9.78%
             December 19, 1995                  10,000,000         7.52%
             December 20, 1995                  15,000,000         7.49%
             December 22, 1995                   9,000,000         7.47%
             June 28, 1996                      40,000,000         8.41%
             December 30, 1996                  70,000,000         8.03%
                                          ----  ----------

             Total                            $213,000,000

Payment of interest and repayment of principal for these notes is subject to certain conditions and requires approval by the Insurance Commissioner of the State of Connecticut.

Interest expense on surplus notes was $10,087,347, $5,789,893 and $3,016,905 for the years ended December 31, 1996, 1995 and 1994, respectively. Interest approved and paid during 1996 was $6,438,867. Interest accrued at December 31, 1996 amounted to $3,648,480, of which $2,080,680 has been approved and paid in 1997. The remaining $1,567,800 was not approved for payment. The 1995 and 1994 amounts were approved at December 31, 1995 with stipulation that they be funded through a capital contribution from the parent.


     Reserves: We are obligated to carry on our statutory books, as liabilities, actuarial reserves to meet our obligations on outstanding annuity or life insurance contracts. This is required by the life insurance laws and regulations in the jurisdictions in which we do business. Such reserves are based on mortality and/or morbidity tables in general use in the United States. In general, reserves are computed amounts that, with additions from premiums to be received, and with interest on such reserves compounded at certain assumed rates, are expected to be sufficient to meet our policy obligations at their maturities if death occurs in accordance with the mortality tables employed. In the accompanying Financial Statements these reserves for policy obligations are determined in accordance with generally accepted accounting principles and are included in the liabilities of our separate accounts and the general account liabilities for future benefits of annuity or life insurance contracts we issue.

     Competition: We are engaged in a business that is highly competitive due to the large number of insurance companies and other entities competing in the marketing and sale of insurance products. There are approximately 2300 stock, mutual and other types of insurers in the life insurance business in the United States.


     Employees: As of December 31, 1996, we had 310 direct salaried employees. An affiliate, American Skandia Information Services and Technology Corporation, which provides services almost exclusively to us, had 54 direct salaried employees.


     Regulation: We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission (the "SEC") and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.

Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; (e) the barriers preventing most banks from selling or underwriting insurance: and (f) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.

Executive Officers and Directors:

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.


Executive Officers and Directors:

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Gordon C. Boronow*                                            President                                                President and
44                                                            and Chief                                     Chief Operating Officer:
                                                              Operating Officer,                               American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation

Nancy F. Brunetti                                             Senior Vice President,                Senior Vice President, Customer
35                                                            Customer Service and                  Service and Business Operations:
                                                              Business Operations                              American Skandia Life
                                                              Director (since February, 1996)                  Assurance Corporation

Ms.  Brunetti  joined us in 1992.  She  previously  held the  position of Senior
Business Analyst at Monarch Life Insurance Company.

Malcolm M. Campbell                                           Director (since April, 1991)                   Director of Operations,
41                                                                                                           Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                           Executive Vice President and
52                                                            Officer and                      Member of Corporate Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Cindy C. Ciccarello                                           Vice President,                                        Vice President,
38                                                            Customer Service                                     Customer Service:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Ciccarello joined us in 1997. She previously held the position of Assistant
Vice  President  at Phoenix  Duff & Phelps  from 1996 to 1997 and  positions  of
Director and Operations Manager at Phoenix Equity Planning Corporation from 1989 to 1996.

Lincoln R. Collins                                            Senior Vice President,                         Senior Vice President,
36                                                            Product Management                                 Product Management:
                                                              Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

William F. Cordner, Jr.                                       Vice President,                                        Vice President,
50                                                            Customer Focus Teams                             Customer Focus Teams:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cordner joined us in 1996. He previously held the position of Vice President at United Healthcare from 1993 to 1996 and Vice President at The Travelers
Insurance Company from 1990 to 1993.

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
43                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                                  Director:
37                                                            and Employee                                     American Skandia Life
                                                                                                              Assurance Corporation;
                                                                                                  President, Chief Operating Officer
                                                                                                        and Chief Marketing Officer:
                                                                                            American Skandia Marketing, Incorporated

Teresa Grove                                                  Vice President,                                        Vice President,
41                                                            Customer Service                                     Customer Service:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms. Grove joined us in 1996. She previously held positions of Operations Manager at Twentieth Century/Benham from January, 1992 to September, 1996 and Operations
Manager at Lateef Management Association from January, 1989 to June, 1991.


Brian L. Hirst                                                Vice President,                                        Vice President,
49                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously held the positions of Vice President from 1993 to 1996 and Second Vice President from 1987 to 1992 at Allmerica
Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
45                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
44                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since October, 1994)                   American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since November, 1994)        Director - Marketing and Sales,
42                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Vice President and                                  Vice President and
35                                                            Controller                                                 Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President and Director at Allmerica  Financial from August,  1994 to July,  1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Polly Rae                                                     Vice President,                                        Vice President,
34                                                            Service Development                               Service Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Rodney D. Runestad                                            Vice President                                         Vice President:
47                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Director (since October, 1994)                           President and
37                                                                                                          Chief Operating Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Amanda C. Sutyak                                              Executive Vice President                      Executive Vice President
39                                                            and Deputy Chief                                      and Deputy Chief
                                                              Operating Officer,                                  Operating Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

C. Ake Svensson                                               Treasurer,                                   Vice President, Treasurer
46                                                            Director (since December, 1994)              and Corporate Controller:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr.  Svensson  joined us in 1994. He previously held the position of Senior Vice
President with Nordenbanken.

Bayard F. Tracy                                               Director (since October, 1994)                   Senior Vice President
49                                                                                                       and National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
36                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation


Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.




--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION: The following are the contents of the Statement of Additional Information:

     (1)  General   Information   Regarding   American  Skandia  Life  Assurance
          Corporation

     (2)  Principal Underwriter

     (3)  Calculation of Performance Data

     (4)  Unit Price Determinations

     (5)  Calculating the Market Value Adjustment

     (6)  Independent Auditors

     (7)  Legal Experts

     (8) Appendix A - Financial Statements for Separate Account B (Class 3 Sub-accounts)


FINANCIAL STATEMENTS: The consolidated financial statements which follow in Appendix A are those of American Skandia Life Assurance Corporation as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996. Financial statements for the Class 1 Sub-accounts of Separate Account B are found in the Statement of Additional Information.

                                   APPENDIXES


                  APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN
                       SKANDIA LIFE ASSURANCE CORPORATION




     APPENDIX B SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO
                       INVESTMENT OBJECTIVES AND POLICIES

                                   APPENDIX A

      FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION






INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Shareholder of
     American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the accompanying consolidated statements of financial condition of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation and subsidiary as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche, LLP
New York, New York


March 10, 1997

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                            AS OF DECEMBER 31,
                                                                         1996                  1995

ASSETS

Investments:
   Fixed maturities - at amortized cost                         $     10,090,369      $     10,112,705
   Fixed maturities - at market value                                 87,369,724                     0
   Investment in mutual funds - at market value                        2,637,731             1,728,875
   Short-term investments - at amortized cost                         18,100,000            15,700,000

Total investments                                                    118,197,824            27,541,580

Cash and cash equivalents                                             14,199,412            13,146,384
Accrued investment income                                              1,958,546               194,074
Fixed assets                                                             229,780                82,434
Deferred acquisition costs                                           438,640,918           270,222,383
Reinsurance receivable                                                 2,167,818             1,988,042
Receivable from affiliates                                               691,532               860,991
Income tax receivable - current                                                0               563,850
Income tax receivable - deferred                                      17,217,582                     0
State insurance licenses                                               4,712,500             4,862,500
Other assets                                                           2,207,171             1,589,006
Separate account assets                                            7,734,439,793         4,699,961,646

                    Total Assets                                $  8,334,662,876      $  5,021,012,890

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
Reserve for future contractowner benefits                       $     36,245,936      $     30,493,018
Annuity policy reserves                                               21,238,749            19,386,490
Income tax payable                                                     1,124,151                     0
Accounts payable and accrued expenses                                 65,198,965            32,816,517
Payable to affiliates                                                    685,724               314,699
Future fees payable to parent                                         47,111,936                     0
Payable to reinsurer                                                  79,000,262            64,995,470
Short-term borrowing-affiliate                                        10,000,000            10,000,000
Surplus notes                                                        213,000,000           103,000,000
Deferred contract charges                                                272,329               332,050
Separate account liabilities                                       7,734,439,793         4,699,961,646

                  Total Liabilities                                8,208,317,845         4,961,299,890

SHAREHOLDER'S EQUITY:
Common stock, $80 par, 25,000 shares
  authorized, issued and outstanding                                   2,000,000             2,000,000
Additional paid-in capital                                           122,250,117            81,874,666
Unrealized investment gains and losses, net                             (319,631)              111,359
Foreign currency translation, net                                       (263,706)             (328,252)
Retained earnings (deficit)                                            2,678,251           (23,944,773)

                   Total Shareholder's Equity                        126,345,031            59,713,000

                   Total Liabilities and Shareholder's Equity   $  8,334,662,876      $  5,021,012,890

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                        1996                1995               1994
                                                                    ------------       ------------       ------------

REVENUES:
Annuity charges and fees                                           $  69,779,522      $  38,837,358      $  24,779,785
Fee income                                                            16,419,690          6,205,719          2,111,801
Net investment income                                                  1,585,819          1,600,674          1,300,217
Annuity premium income                                                   125,000                  0             70,000
Net realized capital gains/(losses)                                      134,463             36,774             (1,942)
Other                                                                     34,154             64,882             24,550
                                                                    ------------       ------------       ------------
     Total Revenues                                                   88,078,648         46,745,407         28,284,411
                                                                    ------------       ------------       ------------

BENEFITS AND EXPENSES:
Benefits:
  Annuity benefits                                                       613,594            555,421            369,652
  Increase/(decrease) in annuity policy reserves                         634,540         (6,778,756)         5,766,003
  Cost of minimum death benefit reinsurance                            2,866,835          2,056,606                  0
  Return credited to contractowners                                      672,635         10,612,858           (516,730)
                                                                    ------------       ------------       ------------
                                                                       4,787,604          6,446,129          5,618,925
                                                                    ------------       ------------       ------------
Expenses:
  Underwriting, acquisition and other insurance expenses              49,765,661         35,820,524         18,792,720
  Amortization of state insurance licenses                               150,000            150,000            150,000
  Interest expense                                                    10,790,716          6,499,414          3,615,845
                                                                    ------------       ------------       ------------

                                                                      60,706,377         42,469,938         22,558,565
                                                                    ------------       ------------       ------------

     Total Benefits and Expenses                                      65,493,981         48,916,067         28,177,490
                                                                    ------------       ------------       ------------

Income (loss) from operations before federal income taxes             22,584,667         (2,170,660)           106,921

     Income tax (benefit) expense                                     (4,038,357)           397,360            247,429
                                                                    ------------       ------------       ------------

Net income (loss)                                                  $  26,623,024       $ (2,568,020)      $   (140,508)
                                                                    ============        ===========        ===========


                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY




                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                         1996               1995               1994

Common stock, balance at beginning and end of year                  $  2,000,000       $  2,000,000       $  2,000,000
                                                                     -----------        -----------        -----------

Additional paid-in capital:
  Balance at beginning of year                                        81,874,666         71,623,932         71,623,932
  Additional contributions                                            40,375,451         10,250,734                  0
                                                                     -----------        -----------        -----------

  Balance at end of year                                             122,250,117         81,874,666         71,623,932
                                                                     -----------        -----------        -----------

Unrealized investment gains and losses:
  Balance at beginning of year                                           111,359            (41,655)                 0
  Change in unrealized investment gains and losses, net                 (430,990)           153,014            (41,655)
                                                                     -----------        -----------        -----------

  Balance at end of year                                                (319,631)           111,359            (41,655)

Foreign currency translation:
  Balance at beginning of year                                          (328,252)                 0                  0
  Change in foreign currency translation, net                             64,546           (328,252)                 0
                                                                     -----------        -----------        -----------

  Balance at end of year                                                (263,706)          (328,252)                 0
                                                                     -----------        -----------        -----------

Retained earnings (deficit):
  Balance at beginning of year                                       (23,944,773)       (21,376,753)       (21,236,245)
  Net income (loss)                                                   26,623,024         (2,568,020)          (140,508)
                                                                     -----------        -----------        -----------

  Balance at end of year                                               2,678,251        (23,944,773)       (21,376,753)
                                                                     -----------        -----------        -----------


      TOTAL SHAREHOLDER'S EQUITY                                   $ 126,345,031      $  59,713,000      $  52,205,524
                                                                    ============       ============       ============


                 See notes to consolidated financial statements.


                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                           (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                                1996                  1995                 1994
                                                                           ---------------       ---------------     ---------------
CASH FLOW FROM OPERATING ACTIVITIES:

  Net income (loss)                                                        $    26,623,024       $   (2,568,020)     $     (140,508)
  Adjustments to reconcile net income (loss) to net cash used in operating activities:
       Increase/decrease) in annuity policy reserves                             1,852,259           (4,667,765)          6,004,603
       Increase/(decrease) in policy contract claims
      Amortization of bond discount                                                 27,340               23,449              21,964
      Amortization of state insurance licenses                                     150,000              150,000             150,000
      Change in due to/from affiliates                                             540,484             (347,884)            256,779
      Change in income tax payable/receivable                                    1,688,001             (600,849)             36,999
      Increase in other assets                                                    (765,511)            (409,927)           (742,041)
      Increase in accrued investment income                                     (1,764,472)             (20,420)            (44,847)
      Increase in reinsurance receivable                                          (179,776)          (1,988,042)                  0
      Increase in accounts payables and accrued expenses                        32,382,448            1,063,137          13,396,502
      Increase in deferred acquisition costs                                  (168,418,535)         (96,212,774)        (83,986,073)
      Decrease in deferred contract charges                                        (59,721)            (117,654)            (71,117)
      Increase in foreign currency translation, net                                (77,450)            (328,252)                  0
      Deferred income taxes                                                    (16,903,477)                   0                   0
      Realized (gain)/loss on sale of investments                                 (134,463)             (36,774)              1,942
                                                                             -------------        --------------       -------------

  Net cash used in operating activities                                       (125,039,849)        (106,061,775)        (65,115,797)
                                                                             -------------        -------------        -------------

CASH FLOW FROM INVESTING ACTIVITIES:

  Purchase of fixed maturities                                                 (96,812,903)            (614,289)         (1,989,120)
  Proceeds from sales and maturities of available-for-sale fixed maturities      8,732,390                    0                   0
  Proceeds from maturities of held-to-maturity fixed maturities                    215,000              100,000           2,010,000
  Purchase of shares in mutual funds                                            (2,160,347)          (1,566,194)           (922,822)
  Proceeds from sale of shares in mutual funds                                   1,273,640              867,744              38,588
  Net sale (purchase) of short-term investments                                 (2,400,000)           8,300,000          (4,600,000)
  Investments in separate accounts                                          (2,789,361,685)      (1,609,415,439)     (1,365,775,177)
                                                                             -------------        -------------       -------------

  Net cash used in investing activities                                     (2,880,513,905)      (1,602,328,178)     (1,371,238,531)
                                                                             -------------        -------------       -------------

CASH FLOW FROM FINANCING ACTIVITIES:

   Capital contributions from parent                                            40,375,451           10,250,734                   0
   Surplus notes                                                               110,000,000           34,000,000          49,000,000
   Increase in future fees payable to parent                                    47,111,936                    0                   0
   Short-term borrowing
   Increase in payable to reinsurer                                             14,004,792           24,890,064          28,555,190
   Proceeds from annuity sales                                               2,795,114,603        1,628,486,076       1,372,873,747
                                                                             -------------        -------------       -------------

  Net cash provided by financing activities                                  3,006,606,782        1,697,626,874       1,450,428,937
                                                                             -------------        -------------       -------------

Net increase/(decrease) in cash and cash equivalents                             1,053,028          (10,763,079)         14,074,609

Cash and cash equivalents at beginning of year                                  13,146,384           23,909,463           9,834,854
                                                                             -------------        -------------       -------------

Cash and cash equivalents at end of year                                   $    14,199,412       $   13,146,384      $   23,909,463
                                                                             =============        =============       =============

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Income taxes paid                                                          $    11,177,120       $      995,496      $      161,398
                                                                             =============        =============       =============

Interest paid                                                              $     7,094,767       $      540,319      $      557,639
                                                                             =============        =============       =============


                                                      See notes to consolidated financial statements.


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements




1.       BUSINESS OPERATIONS

         American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), which in turn is a wholly-owned subsidiary of Skandia Insurance Company Ltd., a Swedish corporation.

         The Company develops annuity products and issues its products through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable, fixed, market value adjusted and immediate annuities.

         The Company's consolidated financial statements include the accounts of Skandia Vida, S.A. de C.V. ("Skandia Vida"), a life insurance company domiciled in Mexico, which was formed in 1995 by the ultimate parent Skandia Insurance Company Ltd. The Company has a 99.9% ownership interest in Skandia Vida, which is a start up company with expectations of selling long term savings products within Mexico.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         A.       Basis of Reporting

                  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

         B.       Investments

                  The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at market value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

                  The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at market value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

                  Short-term investments are reported at cost which approximates market value.

                  Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         C.       Cash Equivalents

                  The  Company   considers   all  highly  liquid  time  deposits
                  purchased with a maturity of three months or less to be cash equivalents.

         D.       State Insurance Licenses

                  Licenses to do business in all states have been capitalized and reflected at the purchase price of $6 million less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         E.       Fixed Assets

                  Fixed Assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight line basis over a period of three to five years. Accumulated depreciation amounted to $32,641 and $3,749 at December 31, 1996 and 1995, respectively. Depreciation expense for the years ended December 31, 1996 and 1995 was $28,892 and $3,749 respectively.

         F.       Recognition of Revenue and Contract Benefits

                  Annuity contracts without significant mortality risk, as defined by Financial Accounting Standard No. 97, are classified as investment contracts (variable, market value adjusted and certain immediate annuities) and those with mortality risk (immediate annuities) as insurance products. The policy of revenue and contract benefit recognition is described below.

                  Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks and administration fees and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

                  Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and change in reserves in support of contractowner obligations, all of which is included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

                  Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.5% to 8.25% at both December 31, 1996 and 1995.

                  Annuity   sales  were   $2,795,114,000,   $1,628,486,000   and
                  $1,372,874,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Annuity contract assets under management were $7,764,891,000, $4,704,044,000 and $2,661,161,000 at
                  December 31, 1996, 1995 and 1994, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




         G.       Deferred Acquisition Costs

                  The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred and amortized in relation to the present value of estimated gross profits. These costs include commissions, cost of contract issuance, and certain selling expenses that vary with production. Details of the deferred acquisition costs for the years ended December 31 follow:


                                                                 1996                   1995                 1994
                                                                 ----                   ----                 ----

                  Balance at beginning of year               $270,222,383          $174,009,609         $ 90,023,536

                  Acquisition costs deferred
                  during the year                             190,995,588           106,063,698           85,801,180

                  Acquisition costs amortized
                  during the year                              22,577,053             9,850,924            1,815,107
                                                             ------------          ------------         ------------

                  Balance at end of year                     $438,640,918          $270,222,383         $174,009,609
                                                             ============          ============         ============


         H.       Deferred Contract Charges

                  Certain contracts are assessed a front-end fee at the time of issue. These fees are deferred and recognized in income in relation to the present value of estimated gross profits of the related contracts. Details of the deferred contract charges for the years ended December 31 follow:

                                                                 1996                   1995                  1994
                                                                 ----                   ----                 ----

                  Balance at beginning of year                 $332,050               $449,704             $520,821

                  Contract charges deferred
                  during the year                                42,740                 21,513               87,114

                  Contract charges amortized
                  during the year                               102,461                139,167              158,231
                                                               --------               --------             --------

                  Balance at end of year                       $272,329               $332,050             $449,704
                                                               ========               ========             ========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         I.       Separate Accounts

                  Assets and liabilities in Separate Account are shown as separate captions in the consolidated statement of financial condition. Separate Account assets consist of long-term bonds, investments in mutual funds and short-term securities, all of which are carried at market value.

                  Included in Separate Account liabilities is $644,233,883 and $586,233,752 at December 31, 1996 and 1995, respectively, relating to annuity contracts for which the contractholder is guaranteed a fixed rate of return. Separate Account assets of $644,233,883 and $588,835,051 at December 31, 1996 and 1995,
                  respectively, consisting of long term bonds, short term securities, transfers due from general account and cash are in support of these annuity contracts, as pursuant to state regulation.

         J.       Income taxes

                  The Company is included in the consolidated federal income tax return with all Skandia Insurance Company Ltd. subsidiaries in the U.S. The federal and state income tax provision is computed on a separate return basis as adjusted for consolidated items such as net operating losses which are utilized in the consolidated federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended. Prior to 1995, the Company filed a separate income tax return.

         K.       Translation of Foreign Currency

                  The financial position and results of operations of the Company's foreign operations are measured using local currency as the functional currency. Assets and liabilities of the operations are translated at the exchange rate in effect at each year-end. Statements of operations and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are included in shareholder's equity.

         L.       Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

         M.       Reinsurance

                  The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provides additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

                  The Company reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




3.       INVESTMENTS

         The amortized cost, gross unrealized gains (losses) and estimated market value of available-for-sale and held-to-maturity fixed maturities and equity securities by category as of December 31, 1996 and 1995 are shown below. All securities held at December 31, 1996 are publicly traded.

         Investments in fixed maturities as of December 31, 1996 consist of the following:

                                                            Held-to-Maturity

                                                                Gross               Gross
                                       Amortized             Unrealized          Unrealized            Market
                                         Cost                   Gains              Losses               Value

         U.S. Government
         Obligations                  $ 4,299,803             $88,268             $22,937           $ 4,365,134

         Obligations of
         State and Political
         Subdivisions                     250,119                 229                   0               250,348

         Corporate
         Securities                     5,540,447                   0              62,660             5,477,787
                                      -----------             -------             -------           -----------

         Totals                       $10,090,369             $88,497             $85,597           $10,093,269
                                      ===========             =======             =======           ===========


                                                    Available-for-Sale

                                           Gross               Gross
                                         Amortized           Unrealized          Unrealized           Market
                                           Cost                 Gains              Losses              Value
         U.S. Government
         Obligations                    $14,508,780                  0           $ 79,745           $14,429,035

         Obligations of
         State and Political
         Subdivisions                       202,516                 26                  0               202,542

         Other Government
         Obligations                      5,047,790                  0              7,440             5,040,350

         Corporate
         Securities                      68,101,413             83,312            486,928            67,697,797
                                        -----------            -------           --------           -----------

         Totals                         $87,860,499            $83,338           $574,113           $87,369,724
                                        ===========            =======           ========           ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         The amortized cost and market value of fixed maturities, by contractual maturity, at December 31, 1996 are shown below.

                                                        Held-to-Maturity                  Available-for-Sale

                                                    Amortized          Market          Amortized          Market
                                                      Cost              Value            Cost              Value

         Due in one year or less                   $   697,626       $   699,861      $ 5,047,790       $ 5,040,350

         Due after one through five years            9,138,036         9,143,290       29,864,609        29,756,002

         Due after five through ten years              254,707           250,118       52,948,100        52,573,372
                                                   -----------       -----------      -----------       -----------

                          Total                    $10,090,369       $10,093,269      $87,860,499       $87,369,724
                                                   ===========       ===========      ===========       ===========


         Investments in fixed maturities as of December 31, 1995 consist of the following:

                                              Held-to-Maturity

                                                               Gross               Gross
                                       Amortized            Unrealized          Unrealized               Market
                                         Cost                  Gains              Losses                  Value

         U.S. Government
         Obligations                   $ 4,304,731             $183,201           $1,778              $  4,486,154

         Obligations of
         State and Political
         Subdivisions                      256,095                    0            3,165                   252,930

         Corporate
         Securities                      5,551,879               13,252              346                 5,564,785
                                       -----------             --------           ------               -----------

         Totals                        $10,112,705             $196,453           $5,289               $10,303,869
                                       ===========             ========           ======               ===========


         Proceeds from sales and maturities of fixed maturity investments during
         1996,  1995  and  1994,  were  $8,947,390,   $100,000  and  $2,010,000,
         respectively.

         There were no gross gains and losses realized during the years ended December 31, 1996, 1995 and 1994.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         The  cost,   gross  unrealized  gains  (losses)  and  market  value  of investments in mutual funds at December 31, 1996 and 1995 are shown below:


                                                            Gross                Gross
                                                         Unrealized           Unrealized           Market
                                       Cost                 Gains               Losses              Value

         1996                        $2,638,695            $ 59,278             $60,242           $2,637,731
                                     ==========            ========             =======           ==========

         1995                        $1,617,516            $111,686             $   327           $1,728,875
                                     ==========            ========             =======           ==========


         Proceeds from sales of investments in mutual funds during 1996, 1995 and 1994 were $1,273,640, $867,744 and $38,588, respectively.


         Mutual fund gross realized gains and losses were as follows:


                                        Gross               Gross
                                        Gains              Losses

         1996                          $139,814            $ 5,351
                                       ========            =======

         1995                          $ 65,236            $28,462
                                       ========            =======

         1994                          $    510            $ 2,452
                                       ========            =======


4.       NET INVESTMENT INCOME

         Additional information with respect to net investment income for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                           1996                  1995                 1994
                                                           ----                  ----                 ----

         Fixed maturities                              $  836,591            $  629,743           $  616,987
         Mutual funds                                     143,737                59,895               12,049
         Short-term investments                            92,987               256,351              142,421
         Cash and cash equivalents                        591,666               730,581              633,298
         Interest on policy loans                           5,274                 4,025                1,275
                                                       ----------            ----------           ----------

         Total investment income                        1,670,255             1,680,595            1,406,030

         Investment expenses                               84,436                79,921              105,813
                                                       ----------            ----------           ----------

         Net investment income                         $1,585,819            $1,600,674           $1,300,217
                                                       ==========            ==========           ==========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

5.       INCOME TAXES

         The significant components of income tax expense are as follows:

                                                                   1996                1995                1994
                                                                   ----                ----                ----

         Current tax expense                                   $12,865,120            $397,360            $247,429

         Deferred tax (benefit) expense                        (16,903,477)                  0                   0
                                                              -------------           --------            --------

         Total income tax (benefit) expense                   ($ 4,038,357)           $397,360            $247,429
                                                              =============           ========            ========


         Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss and tax credit carryforwards. The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1996 and 1995, are as follows:

                                                                        1996                       1995
                                                                        ----                       ----
         Deferred Tax (Liabilities):
             Deferred acquisition costs                            ($103,072,477)               ($57,399,960)
             Payable to reinsurer                                    (23,025,326)                (19,802,861)
             Policy Fees                                                (491,640)                   (308,304)
             Unrealized investment gains                                       0                     (38,976)
                                                                    ------------                 -----------

             Total                                                  (126,589,443)                (77,550,101)
                                                                    ------------                 -----------

         Deferred Tax Assets:
             Net separate account liabilities                        121,092,798                  72,024,094
             Reserve for future contractowner benefits                12,686,078                  10,672,556
             Other reserve differences                                 4,527,886                   1,492,044
             Deferred compensation                                     4,392,526                   2,169,060
             Surplus notes blocked interest                              548,730                           0
             Unrealized investment losses                                172,109                           0
             Foreign exchange translation                                141,996                     114,888
             Deferred contract charge                                     95,315                     116,218
             AMT credit carryforward                                           0                     286,094
             Other                                                       149,587                           0
                                                                    ------------                 -----------

             Total                                                   143,807,025                  86,874,954
                                                                    ------------                 -----------


             Net before valuation allowance                           17,217,582                   9,324,853

             Valuation allowance                                               0                  (9,324,853)
                                                                    ------------                 -----------

             Net deferred tax balance                               $ 17,217,582                 $         0
                                                                    ============                 ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the furture to realize its deferred tax assets. As such, the Company released the deferred tax valuation allowance of $9,324,853 established as of December 31, 1995.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                  1996                1995                 1994
                                                                  ----                ----                 ----

         Income (loss) before taxes                           $22,584,667         ($2,170,660)           $106,921
             Income tax rate                                           35%                 35%                 35%
                                                              -----------          -----------           ---------

         Tax expense at federal
             statutory income tax rate                          7,904,633            (759,731)              37,422

         Tax effect of:

             Change in valuation allowance                     (9,324,853)          1,680,339              365,288

             Dividend received deduction                       (2,266,051)           (477,139)                   0

             Other                                               (352,086)            (46,109)            (155,281)
                                                              -----------          ----------             --------

         Income tax (benefit) expense                        ($ 4,038,357)         $  397,360             $247,429
                                                              ============         ==========             ========


6.       RELATED PARTY TRANSACTIONS

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation, an affiliated company; and likewise, the Company has charged operating costs to American Skandia Investment Services, Incorporated, an affiliated company. Operating costs for these items was $11,581,114, $12,687,337 and $8,524,840 for the years ended December 31, 1996, 1995 and 1994, respectively. Income received for these items was $1,148,364, $396,573 and $248,799 for the years ended December 31, 1996, 1995 and 1994, respectively. Amounts receivable from affiliates under this arrangement were $548,792 and $857,156 as of December 31, 1996 and 1995, respectively. Amounts payable to affiliates under this arrangement were $619,089 and $304,525 as of December 31, 1996 and 1995, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



7.       FUTURE FEES PAYABLE TO PARENT

         On December 17, 1996 the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

         The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%), of future fees and charges expected to be realized on the designated contracts was $50,221,438. Payments representing fees and charges realized during the period September 1, 1996 through December 31, 1996 in the aggregate amount of $3,109,502, were made by the Company to the Parent. Interest expense of $42,260 has been included in the statement of operations.

         Expected payments of future fees payable to Parent are as follows:

                        Year Ending
                        December 31,                         Amount

                           1997                            $ 9,308,527
                           1998                              9,782,558
                           1999                             10,002,274
                           2000                             10,061,058
                           2001                              6,412,114
                           2002                              1,392,003
                           2003                                153,402
                                                           -----------

                          Total                            $47,111,936


         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement, subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



8.       LEASES

         The Company leases office space under a lease agreement established in 1989 with American Skandia Information Services and Technology Corporation. The lease expense for 1996, 1995 and 1994 was $1,583,391, $1,218,806 and $961,080, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1996 are as follows:

                      1997                                      1,413,180
                      1998                                      1,571,400
                      1999                                      1,571,400
                      2000                                      1,740,750
                      2001 and thereafter                       6,527,813
                                                              -----------

                      Total                                   $12,824,543


9.       RESTRICTED ASSETS

         In order to comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,766,564 and $3,267,357 as of December 31, 1996, and 1995,
         respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $275,835,076, $132,493,899 and $95,001,971 at December 31, 1996, 1995 and 1994, respectively.

         The statutory basis net loss was $5,405,179,  $7,183,003 and $9,789,297 for the years ended December 31, 1996, 1995 and 1994, respectively.

         Under state insurance laws, the maximum amount of dividends that can be paid shareholders without prior approval of the state insurance departments is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1996, no amounts may be distributed without prior approval.


11.      EMPLOYEE BENEFITS

         In 1989, the Company established a 401(k) plan for which substantially all employees are eligible. Company contributions to this plan on behalf of the participants were $850,111, $627,161 and $431,559 for the years ended December 31, 1996, 1995 and 1994, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




         The Company and it's affiliate cooperatively have a long-term incentive plan where units are awarded to executive officers and other personnel. The program consists of multiple plans. A new plan is instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units is $9,212,369 and $4,600,831 as of December 31, 1996 and 1995, respectively. Payments under this plan were $601,603 for the year ended December 31, 1996.

         In 1994, the Company established a deferred compensation plan which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $244,601 in 1996 and $139,209 in 1995.


12.      REINSURANCE

         The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves. The effect of reinsurance for the years ended December 31, 1996, 1995 and 1994 are as follows:


                                                        1996
                           ------------------------------------------------------------------
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners

         Gross                $87,369,693              $814,306                  $779,070
         Ceded                 17,590,171               179,766                   106,435
                              -----------              --------                  --------
         Net                  $69,779,522              $634,540                  $672,635
                              ===========              ========                  ========


                                                          1995                                                   1994
                           ------------------------------------------------------------------              ----------------
                                Annuity            Change in Annuity         Return Credited                    Annuity
                           Charges and Fees         Policy Reserves         to Contractowners              Charges and Fees

         Gross                $50,334,280            ($4,790,714)              $10,945,831                    $30,116,166
         Ceded                 11,496,922              1,988,042                   332,973                      5,336,381
                              -----------             ----------               -----------                    -----------
         Net                  $38,837,358            ($6,778,756)              $10,612,858                    $24,779,785
                              ===========             ===========              ===========                    ===========


         Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


13.      SURPLUS NOTES

         The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1996 were as follows:

                   Issue                                         Interest
                   Date                           Amount           Rate

             December 29, 1993               $  20,000,000         6.84%
             February 18, 1994                  10,000,000         7.28%
             March 28, 1994                     10,000,000         7.90%
             September 30, 1994                 15,000,000         9.13%
             December 28, 1994                  14,000,000         9.78%
             December 19, 1995                  10,000,000         7.52%
             December 20, 1995                  15,000,000         7.49%
             December 22, 1995                   9,000,000         7.47%
             June 28, 1996                      40,000,000         8.41%
             December 30, 1996                  70,000,000         8.03%
                                              ------------

             Total                            $213,000,000


         Payment of interest and repayment of principal for these notes is subject to certain conditions and requires approval by the Insurance Commissioner of the State of Connecticut.

         Interest expense on surplus notes was $10,087,347, $5,789,893 and $3,016,905 for the years ended December 31, 1996, 1995 and 1994, respectively. Interest approved and paid during 1996 was $6,438,867. Interest accrued at December 31, 1996 amounted to $3,648,480, of which $2,080,680 has been approved and paid in 1997. The remaining $1,567,800 was not approved for payment. The 1995 and 1994 amounts were approved at December 31, 1995 with stipulation that they be funded through a capital contribution from the parent.


14.      SHORT-TERM BORROWING

         During 1993, the Company received a $10 million loan from Skandia AB, a Swedish affiliate. Upon renewal during 1995 the loan became payable to the Parent rather than Skandia AB. The loan matures on March 10, 1997 and bears interest at 6.46%. The total interest expense to the Company was $642,886, $709,521 and $569,618 and for the years ended December 31, 1996, 1995 and 1994, respectively, of which $206,361 and $219,375 was payable as of December 31, 1996 and 1995, respectively.


15.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 98% of the Company's separate account liabilities are subject to discretionary withdrawal with market value adjustment by contractholders. Separate account assets which are carried at market value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 8.5% to 1% for contracts held less than 8 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



16.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The  following  table  summarizes   information  with  respect  to  the
         operations of the Company on a quarterly basis:

                                                                            Three Months Ended
                1996                                  March 31            June 30          September 30       December 31
                ----                                 -----------        -----------        ------------       -----------

         Premiums and other insurance
            revenues                                 $16,605,765        $20,452,733         $22,366,166       $26,933,702
         Net investment income                           455,022            282,926             270,092           577,779
         Net realized capital gains                       92,072             13,106               5,606            23,679
                                                     -----------        -----------         -----------       -----------
         Total revenues                              $17,152,859        $20,748,765         $22,641,864       $27,535,160
                                                     ===========        ===========         ===========       ===========

         Benefits and expenses                       $12,725,411        $ 9,429,735         $17,007,137       $25,191,857
                                                     ===========        ===========         ===========       ===========

         Net income                                  $ 2,658,941        $ 7,695,490         $ 2,538,513       $14,470,976
                                                     ===========        ===========        ============       ===========


                                                                              Three Months Ended
                1995                                  March 31            June 30          September 30       December 31
                ----                                -----------         -----------        ------------       -----------

         Premiums and other insurance
            revenues                                $ 8,891,903         $10,066,478         $11,960,530       $14,189,048
         Net investment income                          551,690             434,273             293,335           321,376
         Net realized capital gains (losses)            (16,082)               (370)             44,644             8,582
                                                    -----------         -----------         -----------       -----------
         Total revenues                             $ 9,427,511         $10,500,381         $12,298,509       $14,519,006
                                                    ===========         ===========         ===========       ===========

         Benefits and expenses                      $11,438,798         $ 9,968,595         $11,600,587       $15,908,087
                                                    ===========         ===========         ===========       ===========

         Net income (loss)                         ($ 2,026,688)        $   531,486         $   678,312      ($ 1,751,130)
                                                    ===========         ===========         ===========       ===========


                                                                              Three Months Ended
                1994                                  March 31            June 30          September 30       December 31
                ----                                -----------         -----------        ------------       -----------

         Premiums and other insurance
            revenues                                $ 5,594,065         $ 6,348,777         $ 7,411,686       $ 7,631,608
         Net investment income                          252,914             336,149             264,605           446,549
         Net realized capital gains (losses)                  0             (30,829)             25,914             2,973
                                                    -----------         -----------         -----------       -----------
         Total revenues                             $ 5,846,979         $ 6,654,097         $ 7,702,205       $ 8,081,130
                                                    ===========         ===========         ===========       ===========

         Benefits and expenses                      $ 5,701,460         $ 7,883,829         $ 8,157,535       $ 6,434,666
                                                    ===========         ===========         ===========       ===========

         Net income (loss)                          $   104,636        ($ 1,257,768)       ($   503,793)      $ 1,516,417
                                                    ===========         ===========         ===========       ===========

         As described in Note 5, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.



                                   APPENDIX B

                            SHORT DESCRIPTIONS OF THE
      UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

The investment objectives for each underlying mutual fund are in bold face. Please refer to the prospectuses of each underlying mutual fund for more complete details and risk factors applicable to certain portfolios.

                             American Skandia Trust


JanCap Growth Portfolio: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on investments, therefore, will be incidental to this objective. The objective will be pursued by emphasizing investments in common stocks. Common stock investments will be in industries and companies that the Portfolio's sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Investments may be made to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities of U.S. issuers, when the Portfolio's sub-advisor perceives an opportunity for capital growth from such securities or so that a return may be received on the Portfolio's idle cash. Debt securities which the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), mortgage-backed and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. Securities of foreign issuers, including securities of foreign governments and Euromarket securities, also may be purchased. Although it is the general policy of the JanCap Growth Portfolio to purchase and hold securities for capital growth, changes will be made whenever the Portfolio's sub-advisor believes they are advisable. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

Investments also may be made in "special situations" from time to time. A "special situation" arises when, in the opinion of the Portfolio's sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Subject to certain limitations, the JanCap Growth Portfolio may purchase and write options on securities (including index options) and options on foreign currencies, and may invest in futures contracts on securities, financial indices and foreign currencies, ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily for hedging purposes. Investment of up to 15% of the JanCap Growth Portfolio's total assets may be made in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions.

AST Janus Overseas Growth Portfolio: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital. The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States; however, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash.

When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase; therefore, it does not always stay fully invested in stocks and bonds. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity.

The Portfolio may use options, futures and other types of derivatives as well as forward foreign currency contracts for hedging purposes or as a means of enhancing return. The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.

The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")). The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.


Lord Abbett Growth and Income Portfolio: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This objective will be pursued by investing in securities which are selling at reasonable prices in relation to value. Normally, investments will be made in common stocks of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition.


Federated Utility Income Portfolio: The investment objective of the Federated Utility Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. The Portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. The Portfolio will invest at least 65% of its total assets in securities of utility companies.

Federated High Yield Portfolio: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The Portfolio will invest at least 65% of its assets in lower-rated (BBB or lower) fixed rate corporate debt obligations. Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities and are generally considered to be high risk. The fixed rate corporate debt obligations in which the Portfolio intends to invest are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and are regarded as predominantly speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds". There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category or securities that may be in default. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.

AST Money Market Portfolio: The investment objective of the AST Money Market Portfolio are to maximize current income and maintain high levels of liquidity. The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average maturity of not more than 90 days and by investing in the types of securities described below which have effective maturities of not more than 397 days. Investments may include obligations of the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances of certain financial institutions which have more than $2 billion in total assets; commercial paper and corporate bonds; asset-backed securities; and repurchase and reverse repurchase agreements. Securities may be purchased on a when-issued or delayed delivery basis. Subject to applicable investment restrictions, the AST Money Market Portfolio also may lend its securities.


T. Rowe Price Asset Allocation Portfolio: The investment objective of the T. Rowe Price Asset Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities.

The Portfolio's fixed income securities will be allocated among investment grade, high yield and non-dollar debt securities. The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation.

The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities. Large-cap will generally be stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income. Small-cap will be common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks.



T. Rowe Price International Equity Portfolio: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries. The Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants, and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program.


T. Rowe Price Natural Resources: The investment objective of the T. Rowe Price Natural Resources Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation). The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. Junk bonds are regarded as predominantly speculative and high risk. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time.


T. Rowe Price International Bond Portfolio: The investment objective of the T. Rowe Price International Bond Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses,  bond  price  gains (or  losses)  in terms of the local  currency  and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates. Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

The Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities.


The Portfolio may also invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

Because of the Portfolio's long-term investment objective, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.


T. Rowe Price Small Company Value Portfolio: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios. Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Investing in small companies involves greater risk, as well as greater opportunity, than is customarily associated with more established companies.

The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. The Portfolio may invest in debt securities of any type without regard to quality or rating. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities.

The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. The Portfolio may acquire illiquid securities; however, the Portfolio will not invest more than 15% of its net assets in illiquid securities, and not more than 10% of its total assets in restricted securities (other than Rule 144A securities). The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

Founders Capital Appreciation Portfolio: The investment objective of Founders Capital Appreciation Portfolio is capital appreciation. The Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high. Investment in such companies may involve greater risk than is associated with more established companies. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations, when these investments offer opportunities for capital appreciation.

Founders Passport Portfolio: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies.

The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. The Portfolio may invest without limit in American Depository Receipts and may invest in foreign securities. Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations, which involve certain risks. The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high.

INVESCO Equity Income Portfolio: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. The Portfolio may depart from the basic investment objective and assume a defensive position with a large portion of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash. The Portfolio's investments in common stocks may decline in value. To minimize the risk this presents, the Portfolio only invests in dividend-paying common stocks of domestic and foreign industrial issuers which are marketable, and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. There are no fixed-limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration.

PIMCO Total Return Bond Portfolio: The investment objective of the PIMCO Total Return Bond Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (i.e., rated below Baa by Moody's or BBB by S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). These securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 10% of its assets.

PIMCO Limited Maturity Bond Portfolio: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments. The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 5% of its assets.



Berger Capital Growth Portfolio: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.

In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.

Robertson Stephens Value + Growth Portfolio: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation. The Portfolio will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

In selecting investments for the Portfolio, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale.

The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks such as limited product lines, markets and financial or managerial resources. These securities may be less frequently traded and the values may fluctuate more sharply than other securities.

The Portfolio may invest up to 35% of its net assets in securities principally traded in foreign markets. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio may also at times invest a substantial portion of their assets in securities of issuers in developing countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, the Portfolio may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

At times, the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector.


AST Putnam Value Growth & Income Portfolio: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth.
Current income is a secondary investment objective. The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The Portfolio may invest up to 20% of its assets in securities traded in foreign markets. The Portfolio may also purchase ADRs and Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments.

The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. The Portfolio may buy and sell stock index futures contracts. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio may also buy and sell put and call options for hedging purposes. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The Portfolio may enter into repurchase agreements. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

AST Putnam International Equity Portfolio: The investment objective of the AST Putnam International Equity Portfolio is to seek capital appreciation. The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States.

The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. Options and futures transactions involve certain special risks. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities and to protect against changes in the value of specific portfolio positions.

AST Putnam Balanced Portfolio: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities. The Portfolio may invest up to 20% of its assets in equity securities principally traded in foreign markets or in fixed income securities denominated in foreign currencies. The Portfolio may also purchase ADRs and Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets" which may entail special risks.

The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's or S&P, or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Portfolio may buy and sell futures contracts. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

Twentieth Century Strategic Balanced Portfolio: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income. It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the
Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio may purchase securities only of companies that have a record of at least three years continuous operation.

The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time. The fixed income portion of the Portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. Under normal market conditions, the maturities of fixed-income securities in which the Portfolio invests will range from 2 to 30 years.

The Portfolio may invest up to 25% of its total assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

The Portfolio may purchase mortgage-related and other asset-backed securities. The Portfolio may also invest in collateralized mortgage obligations. The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. There are a range of risks associated with derivative investments. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives.

Twentieth Century International Growth Portfolio: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally. The Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities. The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations.

The Portfolio may also invest in other equity securities and equity equivalents. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers.

In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. Subject to certain restrictions contained in the Investment Company Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. Some of the securities held by the Portfolio will be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts.

Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection.

The portfolio turnover may be higher than other mutual funds with similar investment objectives. Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment.


                             The Alger American Fund



Alger American Growth Portfolio: The investment objective of the Alger American Growth Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve its objective by investing in equity securities, such as common or preferred stocks that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, often selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater.

Alger American Small Capitalization Portfolio: The investment objective of the Alger American Small Capitalization Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included within the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

Alger American MidCap Growth Portfolio: The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


                  Neuberger & Berman Advisers Management Trust


(Each portfolio of Neuberger & Berman Advisers Management Trust invests exclusively in a corresponding series of Advisers Managers Trust in what is sometimes known as a "master/feeder" fund structure. Therefore, the investment objective of each portfolio matches that of the series of Advisers Managers Trust in which the portfolio invests. Therefore, the following information is presented in terms of the applicable series of Neuberger & Berman Advisers Management Trust).


AMT Partners Portfolio: The investment objective of the AMT Partners Portfolio is to seek capital growth. This investment objective is non-fundamental.

AMT Partners Portfolio invests primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals including a low price-to-earnings ratios, consistent cash flow, and the company's track record through all parts of the market cycle.

AMT Partners Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or in comparable unrated securities. Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk.


                           Montgomery Variable Series


Emerging Markets Fund: The investment objective of the Emerging Markets Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Emerging Markets Fund maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging market country. The Manager currently regards the following to be emerging market countries: Latin American (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Russia, Turkey); the Middle East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Fund may invest in other emerging market countries.

This Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Fund's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information and company visits.

This Fund invests primarily in common stock, but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade.

This Fund may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities.

This prospectus contains a short description of the contents of the Statement of Additional Information. You have the right to receive from us such Statement of Additional Information. To do so, please complete the following, detach it and forward it to us at:

                   American Skandia Life Assurance Corporation
                            Attention: Concierge Desk


                              For Written Requests:


                                  P.O. Box 883
                           Shelton, Connecticut 06484


                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                1-(800)-752-6342


================================================================================
            PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT
           CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY
                    DESCRIBED IN PROSPECTUS AXM-PROS (05/97).
================================================================================


             -------------------------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)



             -------------------------------------------------------
                              (city/state/zip code)

================================================================================

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or


                           customerservice@Skandia.com



Issued by:
                                                                    Serviced at:


AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                    http://www.AmericanSkandia.com


                                 Distributed by:


                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                            Telephone: (203) 926-1888
                         http://www.AmericanSkandia.com












                       STATEMENT OF ADDITIONAL lNFORMATION


The variable investment options under the annuity contracts, registered under the Securities Act of 1933 and the Investment Company Act of 1940, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 3 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The fixed investment options thereunder, registered solely under the Securities Act of 1933, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION and the assets supporting such securities are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTlON WITH THE PROSPECTUS FOR THE ANNUITIES WHICH ARE REFERRED TO HEREIN.


THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE lNVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.


                         Date of Prospectus: May 1, 1997
            Date of Statement of Additional Information: May 1, 1997



                                TABLE OF CONTENTS

Item                                                                                                                   Page


General Information Regarding American Skandia Life Assurance Corporation                                                 1
Principal Underwriter                                                                                                     1
Calculation of Performance Data                                                                                           2
Unit Price Determinations                                                                                                 5
Calculating the Market Value Adjustment                                                                                   5
Independent Auditors                                                                                                      7
Legal Experts                                                                                                             7
Appendix A - Financial Statements for Separate Account B (Class 3 Sub-accounts)                                           8


GENERAL  INFORMATION  REGARDING  AMERICAN  SKANDIA LIFE  ASSURANCE  CORPORATION:
American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.


PRINCIPAL UNDERWRITER: American Skandia Marketing, Incorporated ("ASM, Inc.") serves as principal underwriter for the Annuities. We, ASM, Inc. and American Skandia Investment Services, Incorporated ("ASISI"), the investment manager of the American Skandia Trust, are wholly-owned subsidiaries of American Skandia Investment Holding Corporation. Most of the Class 3 Sub-accounts of Separate Account B invest in portfolios offered by American Skandia Trust.

AX-SAI (05/97)



Annuities may be sold by agents of ASM, Inc. or agents of securities brokers or insurance brokers who enter into agreements with ASM, Inc. and who are legally qualified under federal and state law to sell the Annuities in those states where the Annuities are to be offered. The Annuities are offered on a continuous basis. ASM, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. ASM, Inc. receives no underwriting commissions.

CALCULATION OF PERFORMANCE DATA: We may advertise our Current Rates for new Fixed Allocations, to the extent permitted by law.

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts, and "total return", which may be used with other types of Sub-accounts. The following descriptions provide details on how we calculate these measures for Sub-accounts:

         (1) Current and effective yield: The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

         (2) Total Return: Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

As of the date of this Statement, all the underlying mutual fund portfolios existed prior to the inception of the Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.


As part of any advertisement of Standard Total Return, we may advertise the "Non-standard Total Return" of the Sub-accounts. Non-standard Total Return is calculated in the same manner as the standardized returns except that the calculations assume no redemption at the end of the applicable periods, thus these figures do not take into consideration the Annuity's contingent deferred sales charge. In addition, we may calculate Non-standard Total Return that does not reflect deduction of the Annual Maintenance Fee.


As described in the Prospectus, Annuities may be offered in certain situations in which the contingent deferred sales charge or certain other charges or fees may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.


         Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1996."Standard" total return and "Non-standard" total return figures, as described above, are shown. Standard total return figures assume that all charges and fees are applicable. Non-standard total return figures may not reflect all fees and charges, as noted in the charts below. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.



                                               Standard Total Return                              Non-standard Total Return
                                            (Assuming maximum sales charge                       (Assuming maximum sales charge
                                              and maximum maintenance fees)                             and no maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date


JanCap Growth 3                      20.80%   16.65%     N/A     N/A    16.19%            20.88%  16.72%     N/A      N/A    16.28%
AST Janus Overseas Growth 3            N/A      N/A      N/A     N/A    -6.06%              N/A     N/A      N/A      N/A    -6.00%
LA Growth and Income 3               11.19%   13.51%     N/A     N/A    12.97%            11.26%  13.58%     N/A      N/A    13.05%
Fed Utility Inc 3                     4.30%    6.78%     N/A     N/A     7.61%             4.37%   6.85%     N/A      N/A     7.68%
Fed High Yield 3                      6.32%    6.99%     N/A     N/A     7.01%             6.38%   7.05%     N/A      N/A     7.08%
T. Rowe Price Asset Allocation 3      5.88%    8.96%     N/A     N/A     8.99%             5.95%   9.03%     N/A      N/A     9.06%
T. Rowe Price International Equity 3  6.89%    4.21%     N/A     N/A     4.22%             6.96%   4.27%     N/A      N/A     4.29%
T. Rowe Price Natural Resources 3    23.14%     N/A      N/A     N/A    20.55%            23.21%    N/A      N/A      N/A    20.64%
T. Rowe Price International Bond 3(1)-1.14%     N/A      N/A     N/A     2.13%            -1.08%    N/A      N/A      N/A     2.20%
T. Rowe Price Small Company Value 3    N/A      N/A      N/A     N/A    -6.06%              N/A     N/A      N/A      N/A    -6.00%
Founders Capital Appreciation 3      12.65%   17.45%     N/A     N/A    17.52%            12.72%  17.52%     N/A      N/A    17.59%
Founders Passport 3(2)                5.66%     N/A      N/A     N/A     5.04%             5.73%    N/A      N/A      N/A     5.12%
INVESCO Equity Income 3               9.75%   11.54%     N/A     N/A    11.59%             9.82%  11.61%     N/A      N/A    11.66%
PIMCO Total Return Bond 3            -3.65%    3.54%     N/A     N/A     3.56%            -3.59%   3.61%     N/A      N/A     3.62%
PIMCO Limited Maturity Bond 3        -3.19%     N/A      N/A     N/A     0.50%            -3.13%    N/A      N/A      N/A     0.58%
Berger Capital Growth 3               9.02%     N/A      N/A     N/A    14.96%             9.09%    N/A      N/A      N/A    15.06%
RS Value + Growth 3                    N/A      N/A      N/A     N/A     3.10%              N/A     N/A      N/A      N/A     3.16%
AST Putnam Value Growth & Income 3     N/A      N/A      N/A     N/A    -6.06%              N/A     N/A      N/A      N/A    -6.00%
AST Putnam International Equity 3(3)  2.46%    4.73%    7.32%    N/A     9.67%             2.52%   4.80%    7.39%     N/A     9.74%
AST Putnam Balanced 3(4)              4.01%    8.34%     N/A     N/A     8.26%             4.07%   8.41%     N/A      N/A     8.33%
Twentieth Century Strategic Balanced 3 N/A      N/A      N/A     N/A    -6.06%              N/A     N/A      N/A      N/A    -6.00%
Twentieth Century International
 Growth 3                              N/A      N/A     N/A      N/A    -6.06%              N/A     N/A      N/A      N/A    -6.00%
AA Growth 3                           6.09%   13.66%   14.92%    N/A    17.46%             6.16%  13.73%   14.99%     N/A    17.53%
AA Small Capitalization 3            -2.91%   10.30%    9.27%    N/A    18.93%            -2.85%  10.37%    9.34%     N/A    19.00%
AA MidCap Growth 3                    4.66%   14.24%     N/A     N/A    21.98%             4.73%  14.31%     N/A      N/A    22.07%
NB Partners 3                        21.99%     N/A      N/A     N/A    19.13%            22.06%    N/A      N/A      N/A    19.21%
MV Emerging Markets 3                  N/A      N/A      N/A     N/A    -0.24%              N/A     N/A      N/A      N/A    -0.17%






                                               Non-Standard Total Return                         Non-Standard Total Return
                                            (Assuming no sales charge and                        (Assuming no sales charge with
                                                     no maintenance fees)                          maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date


JanCap Growth 3                      26.82%   17.93%     N/A     N/A    16.87%            26.74%  17.86%     N/A      N/A    16.79%
AST Janus Overseas Growth 3            N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.06%
LA Growth and Income 3               17.21%   14.86%     N/A     N/A    13.59%            17.14%  14.79%     N/A      N/A    13.51%
Fed Utility Inc 3                    10.31%    8.29%     N/A     N/A     8.79%            10.25%   8.22%     N/A      N/A     8.71%
Fed High Yield 3                     12.33%    8.49%     N/A     N/A     8.52%            12.26%   8.42%     N/A      N/A     8.45%
T. Rowe Price Asset Allocation 3     11.90%   10.41%     N/A     N/A    10.45%            11.83%  10.34%     N/A      N/A    10.38%
T. Rowe Price International Equity 3 12.90%    5.78%     N/A     N/A     5.81%            12.84%   5.72%     N/A      N/A     5.74%
T. Rowe Price Natural Resources 3    29.15%     N/A      N/A     N/A    23.78%            29.08%    N/A      N/A      N/A    23.69%
T. Rowe Price International Bond 3(1) 4.87%     N/A      N/A     N/A     3.98%             4.81%    N/A      N/A      N/A     3.91%
T. Rowe Price Small Company Value 3    N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.06%
Founders Capital Appreciation 3      18.67%   18.71%     N/A     N/A    18.79%            18.60%  18.64%     N/A      N/A    18.72%
Founders Passport 3(2)               11.67%     N/A      N/A     N/A     8.55%            11.61%    N/A      N/A      N/A     8.47%
INVESCO Equity Income 3              15.77%   12.93%     N/A     N/A    12.99%            15.70%  12.87%     N/A      N/A    12.92%
PIMCO Total Return Bond 3             2.36%    5.13%     N/A     N/A     5.15%             2.30%   5.07%     N/A      N/A     5.09%
PIMCO Limited Maturity Bond 3         2.83%     N/A      N/A     N/A     4.11%             2.76%    N/A      N/A      N/A     4.04%
Berger Capital Growth 3              15.03%     N/A      N/A     N/A    16.96%            14.96%    N/A      N/A      N/A    16.87%
RS Value + Growth 3                    N/A      N/A      N/A     N/A     9.16%              N/A     N/A      N/A      N/A     9.10%
AST Putnam Value Growth & Income 3     N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.06%
AST Putnam International Equity 3(3)  8.47%    6.29%    7.98%    N/A     9.74%             8.40%   6.23%    7.91%     N/A     9.67%
AST Putnam Balanced 3(4)             10.02%    9.81%     N/A     N/A     9.42%             9.95%   9.74%     N/A      N/A     9.35%
Twentieth Century Strategic Balanced 3 N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.06%
Twentieth Century International
 Growth 3                              N/A      N/A     N/A      N/A     0.00%              N/A     N/A      N/A      N/A    -0.06%
AA Growth 3                          12.10%   15.00%   15.45%    N/A    17.53%            12.04%  14.93%   15.38%     N/A    17.46%
AA Small Capitalization 3             3.11%   11.72%    9.89%    N/A    19.00%             3.04%  11.65%    9.83%     N/A    18.93%
AA MidCap Growth 3                   10.68%   15.57%     N/A     N/A    22.86%            10.61%  15.50%     N/A      N/A    22.78%
NB Partners 3                        28.01%     N/A      N/A     N/A    20.51%            27.93%    N/A      N/A      N/A    20.43%
MV Emerging Markets 3                  N/A      N/A      N/A     N/A     5.83%              N/A     N/A      N/A      N/A     5.76%

(1) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio (formerly, the AST Scudder International Bond Portfolio). As of May 1, 1996, Rowe Price-Fleming International, Inc. has served as Sub-advisor to the Portfolio. The performance information provided in the above chart, computed for the period May 3, 1994 (commencement of operations) to May 1, 1996, reflects that of the Portfolio as sub-advised by Scudder, Stevens & Clark, Inc. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(2) As of October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the Founders Passport Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(3) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam International Equity Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(4) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam Balanced Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Phoenix Investment Counsel, Inc., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement would reduce the portfolio's performance.


         The performance quoted in any advertising should not be considered a representation of the performance of the Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual fund portfolios and upon prevailing market conditions and the response of the underlying mutual fund portfolios to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual fund portfolios. In addition, the amount of charges against each Sub-account will affect performance.

         The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

UNIT PRICE DETERMINATIONS: For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

         (a) is the net result of:

                  (1) the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

                  (2) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (b) is the net result of:

                  (1) the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

                  (2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (c) is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

CALCULATING THE MARKET VALUE ADJUSTMENTS: The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information. The formula is:



                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the Current Rate for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period ( the "Remaining Period");

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if amounts are surrendered pursuant to the right to return the annuity is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation. For more information, see the section of the Prospectus entitled "Additional Amounts in the Fixed Allocations."

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

         (a) If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

         (b) If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

The following examples show the effect of the MVA in determining Account Value. The example assumes: (a) Account Value of $50,000 for the Fixed Allocation at the beginning of its Guarantee Period; (b) a Guarantee Period of 5 years; (c) an interest rate of 5%, which is an effective annual rate; and (d) the date of the calculation is the end of the third year since the beginning of the Guarantee Period. That means there are two exact years remaining to the end of the Guarantee Period.

         Example of Upward Adjustment: Assume that J = 3.5% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24 (number of months remaining in the Guarantee Period). Then:

                  (a)      MVA  =  [(1+I)/(I+J+0.0010)]N/12  =  [1.05/1.036]2  =
                           1.027210; and

                  (b)      Account Value = Interim Value X MVA = $59,456.20.

         Example of Downward Adjustment: Assume that J = 6% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24, the number of months remaining in the Guarantee Period. Then:

                  (a)      MVA  =  [(1+I)/(1+J+0.0010)]N/12  =  [1.05/1.061]2  =
                           0.979372; and

                  (b)      Account Value = Interim Value X MVA = $56,687.28.


INDEPENDENT AUDITORS: Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1433, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Separate Account B (Class 3 Sub-accounts). Audited financial statements regarding American Skandia Life Assurance Corporation as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity and cash flows for each of the three years in the period December 31, 1996 are included in the Prospectus. Audited financial statements for Separate Account B (Class 3 Sub-accounts) are included herein. The financial statements included herein and in the Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report herein and in the Prospectus, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


LEGAL EXPERTS: Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-(800) 752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.





                                   Appendix A

                   Financial Statements for Separate Account B
                             (Class 3 Sub-accounts)














                                   APPENDIX A

INDEPENDENT AUDITORS' REPORT
----------------------------

To the Contractowners of
       American Skandia Life Assurance Corporation
       Variable Account B -- Class 3 (Axiom Variable Annuity) and the Board of Directors of
       American Skandia Life Assurance Corporation
       Shelton, Connecticut

We have audited the accompanying statement of assets and liabilities of twenty-three sub-accounts of American Skandia Life Assurance Corporation Variable Account B -- Class 3, referred to in Note 1, as of December 31, 1996, and the related statements of operations and of changes in net assets for the periods presented. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 with the managers of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the twenty-three sub-accounts of American Skandia Life Assurance Corporation Variable Account B -- Class 3, referred to in
Note 1, as of December 31, 1996, the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.




/s/DELOITTE & TOUCHE LLP
New York, New York
February 24, 1997

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           ASSETS
Investment in mutual funds at market value (Note 2):
    Neuberger & Berman Advisers Management Trust (NBAMT):
        Partners Portfolio - 576,673 shares (cost $9,197,533)..................................................  $ 9,503,564
    The Alger American Fund (AAF):
        Small Capitalization Portfolio - 97,051 shares (cost $3,936,331).......................................    3,970,341
        Growth Portfolio - 124,282 shares (cost $4,026,031)....................................................    4,266,590
        MidCap Growth Portfolio - 95,433 shares (cost $1,942,043)..............................................    2,037,505
    American Skandia Trust (AST):
        AST Putnam International Equity Portfolio - 95,659 shares (cost $1,748,202)............................    1,838,557
        Founders Passport Portfolio - 118,228 shares (cost $1,306,047).........................................    1,374,994
        Lord Abbett Growth & Income Portfolio - 304,986 shares (cost $4,833,546)...............................    5,236,614
        JanCap Growth Portfolio - 214,676 shares (cost $3,600,794).............................................    4,033,764
        AST Money Market Portfolio - 6,347,940 shares (cost $6,347,940)........................................    6,347,940
        Federated Utility Income Portfolio - 19,262 shares (cost $226,484).....................................      247,136
        Federated High Yield Portfolio - 382,465 shares (cost $4,328,120)......................................    4,639,306
        AST Putnam Balanced Asset Portfolio - 41,951 shares (cost $513,045)....................................      553,337
        T. Rowe Price Asset Allocation Portfolio - 83,817 shares (cost $1,010,127).............................    1,112,246
        T. Rowe Price International Equity Portfolio - 784,314 shares (cost $8,855,558)........................    9,466,665
        T. Rowe Price International Bond Portfolio - 58,120 shares (cost $607,671).............................      633,509
        T. Rowe Price Natural Resources - 35,209 shares (cost $456,558)........................................      509,477
        Founders Capital Appreciation Portfolio - 742,781 shares (cost $11,483,873)............................   12,478,714
        INVESCO Equity Income Portfolio - 626,271 shares (cost $7,991,049).....................................    8,761,535
        PIMCO Total Return Bond Portfolio - 226,041 shares (cost $2,434,135)...................................    2,511,311
        PIMCO Limited Maturity Bond Portfolio - 341,575 shares (cost $3,582,472)...............................    3,692,421
        Berger Capital Growth Portfolio - 71,098 shares (cost $971,520)........................................    1,023,096
        Robertson Stephens Value + Growth - 36,198 shares (cost $364,092)......................................      397,812
    Montgomery Variable Series
        Montgomery Emerging Markets - 35,936 shares (cost $378,205)............................................      382,721
                                                                                                                 -----------
                Total Invested Assets..........................................................................   85,019,155

Receivable from American Skandia Life Assurance Corp...........................................................      108,714
Receivable from Neuberger & Berman Advisers Management Trust...................................................           68
                                                                                                                 -----------
                Total Assets...................................................................................  $85,127,937
                                                                                                                 ===========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        LIABILITIES
Payable to Alger American Fund....................................................................................  $ 13,907
Payable to American Skandia Trust.................................................................................    93,426
Payable to Montgomery Asset Management............................................................................     2,000
                                                                                                                    --------
                Total Liabilities.................................................................................  $109,333
                                                                                                                    --------

                                   NET ASSETS

                                                                                                          UNIT
                                 CONTRACTOWNERS' EQUITY                                       UNITS      VALUE
-----------------------------------------------------------------------------------------    -------     ------
    NBAMT - Partners.....................................................................    613,395     $15.49     $ 9,503,564
    AAF - Small Capitalization...........................................................    300,816      13.20       3,970,341
    AAF - Growth.........................................................................    313,462      13.61       4,266,590
    AAF - MidCap Growth..................................................................    142,950      14.25       2,037,449
    AST - Putnam International Equity....................................................    155,338      11.84       1,838,507
    AST - Founders Passport Portfolio....................................................    119,878      11.47       1,374,957
    AST - Lord Abbett Growth and Income..................................................    388,009      13.50       5,236,614
    AST - JanCap Growth..................................................................    252,967      15.95       4,033,764
    AST - Money Market...................................................................    592,996      10.70       6,347,940
    AST - Federated Utility Income.......................................................     19,077      12.95         247,088
    AST - Federated High Yield...........................................................    377,336      12.29       4,639,306
    AST - Putnam Balanced................................................................     43,887      12.61         553,322
    AST - T. Rowe Price Asset Allocation.................................................     88,398      12.58       1,112,215
    AST - T. Rowe Price International Equity.............................................    783,865      12.08       9,466,665
    AST - T. Rowe Price International Bond...............................................     56,657      11.18         633,491
    AST - T. Rowe Price Natural Resources................................................     35,664      14.28         509,407
    AST - Founders Capital Appreciation..................................................    861,999      14.48      12,478,714
    AST - INVESCO Equity Income..........................................................    645,296      13.58       8,761,535
    AST - PIMCO Total Return Bond........................................................    220,583      11.38       2,511,242
    AST - PIMCO Limited Maturity Bond....................................................    345,188      10.70       3,692,421
    AST - Berger Capital Growth..........................................................     73,996      13.83       1,023,067
    AST - Robertson Stephens Value + Growth..............................................     36,437      10.92         397,757
    Montgomery Emerging Markets..........................................................     37,227      10.28         382,648
                                                                                                                    -----------
                Total Net Assets.........................................................                           $85,018,604
                                                                                                                    ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENT OF OPERATIONS

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                  CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                                     ------------------------------------------------------------
                                                                                      NBAMT        AAF - SMALL
                                                                        TOTAL        PARTNERS     CAPITALIZATION     AAF - GROWTH
                                                                     -----------     --------     --------------     ------------
INVESTMENT INCOME:
  Income
    Dividends....................................................... $   638,263     $  1,786        $      0         $    1,493
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees
      (Note 4)......................................................    (565,930)     (15,381)        (29,710)           (30,596)
                                                                     -----------     --------        --------         ----------
NET INVESTMENT INCOME (LOSS)........................................      72,333      (13,595)        (29,710)           (29,103)
                                                                     -----------     --------        --------         ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales...............................................  43,944,857      159,111         486,112          1,253,839
  Cost of Securities Sold...........................................  42,516,184      142,258         499,421          1,187,544
                                                                     -----------     --------        --------         ----------
    Net Gain (Loss).................................................   1,428,673       16,853         (13,309)            66,295
  Capital Gain Distributions Received...............................     428,022       22,329           9,801             61,047
                                                                     -----------     --------        --------         ----------
NET REALIZED GAIN (LOSS)............................................   1,856,695       39,182          (3,508)           127,342
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period...............................................     574,335       15,762         (45,284)            (5,934)
  End of Period.....................................................   4,877,779      306,031          34,010            240,559
                                                                     -----------     --------        --------         ----------
NET UNREALIZED GAIN (LOSS)..........................................   4,303,444      290,269          79,294            246,493
                                                                     -----------     --------        --------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $ 6,232,472     $315,856        $ 46,076         $  344,732
                                                                     ===========     ========        ========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                        CLASS 3 SUB-ACCOUNTS INVESTING IN:
       ----------------------------------------------------------------------------------------------------
                        AST - PUTNAM     AST - FOUNDERS      AST - LORD
       AAF - MIDCAP     INTERNATIONAL       PASSPORT        ABBETT GROWTH     AST - JANCAP     AST - MONEY
          GROWTH           EQUITY          PORTFOLIO         AND INCOME          GROWTH           MARKET
       ------------     ------------     --------------     -------------     ------------     ------------
         $      0         $ 11,391          $ 1,480         $   34,918       $    1,974      $   235,232
          (15,940)         (13,715)          (9,191)           (39,346)         (32,284)         (49,518)
         --------         --------          -------         ----------       ----------      -----------
          (15,940)          (2,324)          (7,711)            (4,428)         (30,310)         185,714
         --------         --------          -------         ----------       ----------      -----------

          457,095          239,258           40,548          2,767,320        1,854,748       23,888,581
          434,608          223,991           36,175          2,586,036        1,528,085       23,888,581
         --------         --------          -------         ----------       ----------      -----------
           22,487           15,267            4,373            181,284          326,663                0
           26,203           13,407                0             70,544           63,312            1,028
         --------         --------          -------         ----------       ----------      -----------
           48,690           28,674            4,373            251,828          389,975            1,028

           (2,063)          22,133            4,693             82,489           17,857                0
           95,462           90,355           68,947            403,068          432,970                0
         --------         --------          -------         ----------       ----------      -----------
           97,525           68,222           64,254            320,579          415,113                0
         --------         --------          -------         ----------       ----------      -----------
         $130,275         $ 94,572          $60,916         $  567,979       $  774,778      $   186,742
         ========         ========          =======         ==========       ==========      ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENT OF OPERATIONS (CONT'D)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                              CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                               ----------------------------------------------------------------
                                                                                                                  AST - T. ROWE
                                                               AST - FEDERATED   AST - FEDERATED   AST - PUTNAM    PRICE ASSET
                                                               UTILITY INCOME      HIGH YIELD        BALANCED      ALLOCATION
                                                               ---------------   ---------------   ------------   -------------
INVESTMENT INCOME:
  Income
    Dividends.................................................    $  4,943        $  168,614       $  8,219       $  5,135
  Expenses
    Mortality and Expense Risks Charges and Administrative
      Fees (Note 4)...........................................      (2,110)          (40,741)        (5,547)        (6,311)
                                                                  --------        ----------       --------       --------
NET INVESTMENT INCOME (LOSS)..................................       2,833           127,873          2,672         (1,176)
                                                                  --------        ----------       --------       --------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales.........................................     135,955         2,235,576        188,465         93,557
  Cost of Securities Sold.....................................     130,175         2,171,027        170,538         85,426
                                                                  --------        ----------       --------       --------
    Net Gain (Loss)...........................................       5,780            64,549         17,927          8,131
  Capital Gain Distributions Received.........................           0                 0         13,902            884
                                                                  --------        ----------       --------       --------
NET REALIZED GAIN (LOSS)......................................       5,780            64,549         31,829          9,015
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.........................................       7,392            72,266         18,694          9,623
  End of Period...............................................      20,652           311,186         40,292        102,119
                                                                  --------        ----------       --------       --------
NET UNREALIZED GAIN (LOSS)....................................      13,260           238,920         21,598         92,496
                                                                  --------        ----------       --------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $ 21,873        $  431,342       $ 56,099       $100,335
                                                                  ========        ==========       ========       ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                             CLASS 3 SUB-ACCOUNTS INVESTING IN:
     ------------------------------------------------------------------------------------------------------------------

        AST - T. ROWE        AST - T. ROWE PRICE     AST - T. ROWE     AST - FOUNDERS                       AST - PIMCO
     PRICE INTERNATIONAL        INTERNATIONAL        PRICE NATURAL        CAPITAL         AST - INVESCO    TOTAL RETURN
           EQUITY                   BOND               RESOURCES        APPRECIATION      EQUITY INCOME        BOND
     -------------------     -------------------     -------------     --------------     -------------    ------------
          $   41,236               $  4,741             $   174           $ 17,771           $ 44,506         $ 31,572


             (82,223)                (5,226)             (2,682)           (60,347)           (50,626)         (20,105)
          ----------               --------             -------           --------           --------         --------
             (40,987)                  (485)             (2,508)           (42,576)            (6,120)          11,467
          ----------               --------             -------           --------           --------         --------

           3,741,096                217,537              37,798            321,823            258,696          492,540
           3,298,796                212,090              27,690            245,608            218,236          476,744
          ----------               --------             -------           --------           --------         --------
             442,300                  5,447              10,108             76,215             40,460           15,796
                   0                  6,012                 204             35,992             60,220           34,625
          ----------               --------             -------           --------           --------         --------
             442,300                 11,459              10,312            112,207            100,680           50,421

              75,100                  6,255               3,548             68,061            119,517           49,745
             611,107                 25,838              52,919            994,841            770,486           77,176
          ----------               --------             -------           --------           --------         --------
             536,007                 19,583              49,371            926,780            650,969           27,431
          ----------               --------             -------           --------           --------         --------
          $  937,320               $ 30,557             $57,175           $996,411           $745,529         $ 89,319
          ==========               ========             =======           ========           ========         ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENT OF OPERATIONS (CONCLUDED)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                             CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                           ----------------------------------------------------------------------
                                                                                              AST - ROBERTSON
                                                                                                  STEPHENS          MONTGOMERY
                                                             AST - PIMCO                       VALUE + GROWTH    EMERGING MARKETS
                                                           LIMITED MATURITY   AST - BERGER      MAY 29* THRU      JUNE 29* THRU
                                                                 BOND        CAPITAL GROWTH    DEC. 31, 1996      DEC. 31, 1996
                                                           ----------------  --------------  ------------------  ----------------
INVESTMENT INCOME:
  Income
    Dividends.............................................    $   21,327        $    783          $      0           $    968
  Expenses
    Mortality and Expense Risks Charges and Administrative
      Fees (Note 4).......................................       (43,798)         (7,167)           (2,009)            (1,357)
                                                              ----------        --------          --------           --------
NET INVESTMENT INCOME (LOSS)..............................       (22,471)         (6,384)           (2,009)              (389)
                                                              ----------        --------          --------           --------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales.....................................     4,536,897         268,270           234,560             35,475
  Cost of Securities Sold.................................     4,472,168         227,174           217,476             36,337
                                                              ----------        --------          --------           --------
    Net Gain (Loss).......................................        64,729          41,096            17,084               (862)
  Capital Gain Distributions Received.....................         8,512               0                 0                  0
                                                              ----------        --------          --------           --------
NET REALIZED GAIN (LOSS)..................................        73,241          41,096            17,084               (862)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.....................................        45,115           9,366                 0                  0
  End of Period...........................................       109,949          51,576            33,720              4,516
                                                              ----------        --------          --------           --------
NET UNREALIZED GAIN (LOSS)................................        64,834          42,210            33,720              4,516
                                                              ----------        --------          --------           --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $  115,604        $ 76,922          $ 48,795           $  3,265
                                                              ==========        ========          ========           ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                            CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                         ------------------------------------------------------------------------

                                                                                                              NBAMT
                                                                       TOTAL                                 PARTNERS
                                                         ---------------------------------       --------------------------------
                                                          YEAR ENDED          YEAR ENDED          YEAR ENDED         MAY 25* THRU
                                                         DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996      DEC. 31, 1995
                                                         -------------       -------------       -------------      -------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss).........................   $    72,333         $    (9,372)         $  (13,595)         $ (1,051)
  Net Realized Gain (Loss).............................     1,856,695              97,028              39,182             4,920
  Net Unrealized Gain (Loss) On Investments............     4,303,444             574,335             290,269            15,762
                                                          -----------         -----------          ----------          --------
  Net Increase (Decrease) In Net Assets Resulting from
    Operations.........................................     6,232,472             661,991             315,856            19,631
                                                          -----------         -----------          ----------          --------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits...................    51,866,099          26,406,324             950,959           302,899
  Net Transfers Between Sub-accounts...................     1,805,681             550,186           7,814,761            98,261
  Surrenders...........................................    (2,444,810)            (59,339)                824               373
                                                          -----------         -----------          ----------          --------
  Net Increase In Net Assets Resulting From Capital
    Share Transactions.................................    51,226,970          26,897,171           8,766,544           401,533
                                                          -----------         -----------          ----------          --------
TOTAL INCREASE IN NET ASSETS...........................    57,459,442          27,559,162           9,082,400           421,164
NET ASSETS:
  Beginning of Period..................................    27,559,162                   0             421,164                 0
                                                          -----------         -----------          ----------          --------
  End of Period........................................   $85,018,604         $27,559,162          $9,503,564          $421,164
                                                          ===========         ===========          ==========          ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                           CLASS 3 SUB-ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------
              AAF-SMALL                            AAF                             AAF-MIDCAP
           CAPITALIZATION                         GROWTH                             GROWTH
   ------------------------------     ------------------------------     ------------------------------
    YEAR ENDED       MAY 17* THRU       YEAR ENDED      MAY 17* THRU        YEAR ENDED     MAY 24* THRU
   DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996    DEC. 31, 1995     DEC. 31, 1996    DEC. 31, 1995
   -------------     -------------     -------------    -------------     -------------    -------------
     $  (29,710)      $   (3,635)       $  (29,103)      $   (7,151)       $  (15,940)       $ (1,627)
         (3,508)           7,192           127,342           14,322            48,690           3,596
         79,294          (45,284)          246,493           (5,934)           97,525          (2,063)
     ----------       ----------        ----------       ----------        ----------        --------

         46,076          (41,727)          344,732            1,237           130,275             (94)
     ----------       ----------        ----------       ----------        ----------        --------

      1,982,231        1,098,502         1,459,334        2,100,319         1,106,959         587,809
        662,192          280,051           328,812          167,200           162,167          74,235
        (54,382)          (2,702)         (112,097)         (22,947)          (16,605)         (7,297)
     ----------       ----------        ----------       ----------        ----------        --------

      2,590,141        1,375,851         1,676,049        2,244,572         1,252,521         654,747
     ----------       ----------        ----------       ----------        ----------        --------
      2,636,217        1,334,124         2,020,781        2,245,809         1,382,796         654,653

      1,334,124                0         2,245,809                0           654,653               0
     ----------       ----------        ----------       ----------        ----------        --------
     $3,970,341       $1,334,124        $4,266,590       $2,245,809        $2,037,449        $654,653
     ==========       ==========        ==========       ==========        ==========        ========


           AST - PUTNAM
           INTERNATIONAL
              EQUITY
--------------------------------
 YEAR ENDED         MAY 25* THRU
DEC. 31, 1996       DEC. 31, 1995
-------------       -------------
   $   (2,324)        $ (1,461)
       28,674              826
       68,222           22,133
   ----------         --------

       94,572           21,498
   ----------         --------

    1,002,419          335,177
      249,300          204,474
      (69,553)             620
   ----------         --------

    1,182,166          540,271
   ----------         --------
    1,276,738          561,769

      561,769                0
   ----------         --------
   $1,838,507         $561,769
   ==========         ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                             CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                           ----------------------------------------------------------------------
                                                                                                                AST
                                                                    AST - FOUNDERS                          LORD ABBETT
                                                                       PASSPORT                          GROWTH AND INCOME
                                                           --------------------------------       -------------------------------
                                                            YEAR ENDED         MAY 25* THRU         YEAR ENDED       JUN. 8* THRU
                                                           DEC. 31, 1996       DEC. 31, 1995      DEC. 31, 1996     DEC. 31, 1995
                                                           -------------       -------------      -------------     -------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss)...........................    $   (7,711)         $   (731)          $   (4,428)       $   (4,331)
  Net Realized Gain (Loss)...............................         4,373               161              251,828             2,269
  Net Unrealized Gain (Loss) On Investments..............        64,254             4,693              320,579            82,489
                                                             ----------          --------           ----------        ----------
  Net Increase (Decrease) In Net Assets Resulting from
    Operations...........................................        60,916             4,123              567,979            80,427
                                                             ----------          --------           ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits.....................       613,983           367,112            1,906,277           468,299
  Net Transfers Between Sub-accounts.....................       289,273            55,435              862,301         1,368,348
  Surrenders.............................................       (15,830)              (55)             (35,214)           18,197
                                                             ----------          --------           ----------        ----------
  Net Increase In Net Assets Resulting From Capital Share
    Transactions.........................................       887,426           422,492            2,733,364         1,854,844
                                                             ----------          --------           ----------        ----------
TOTAL INCREASE IN NET ASSETS.............................       948,342           426,615            3,301,343         1,935,271
NET ASSETS:
  Beginning of Period....................................       426,615                 0            1,935,271                 0
                                                             ----------          --------           ----------        ----------
  End of Period..........................................    $1,374,957          $426,615           $5,236,614        $1,935,271
                                                             ==========          ========           ==========        ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                            CLASS 3 SUB-ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------------------------------------------------
                AST                                AST                          AST - FEDERATED
           JANCAP GROWTH                       MONEY MARKET                      UTILITY INCOME
   ------------------------------     ------------------------------     -------------------------------
    YEAR ENDED       MAY 19* THRU       YEAR ENDED      MAY 19* THRU        YEAR ENDED       JUN. 20* THRU
   DEC. 31, 1996    DEC. 31, 1995     DEC. 31, 1996    DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
   -------------    -------------     -------------    -------------     -------------     -------------
    $   (30,310)       $ (2,099)      $    185,714      $    56,132        $   2,833          $  (269)
        389,975           4,404              1,028                0            5,780               68
        415,113          17,857                  0                0           13,260            7,392
    -----------        --------       ------------      -----------        ---------       ----------

        774,778          20,162            186,742           56,132           21,873            7,191
    -----------        --------       ------------      -----------        ---------       ----------

      2,016,600         620,832         21,208,184       13,797,192           79,717           73,502
        398,902         219,658        (19,274,283)      (8,045,900)          50,032           16,244
        (16,267)           (901)        (1,531,410)         (48,717)          (1,435)             (36)
    -----------        --------       ------------      -----------        ---------       ----------

      2,399,235         839,589            402,491        5,702,575          128,314           89,710
    -----------        --------       ------------      -----------        ---------       ----------
      3,174,013         859,751            589,233        5,758,707          150,187           96,901

        859,751               0          5,758,707                0           96,901                0
    -----------        --------       ------------      -----------        ---------       ----------
    $ 4,033,764        $859,751       $  6,347,940      $ 5,758,707        $ 247,088          $96,901
    ===========        ========       ============      ===========        =========       ==========

           AST - FEDERATED
             HIGH YIELD
  ---------------------------------
   YEAR ENDED         JUN. 13* THRU
  DEC. 31, 1996       DEC. 31, 1995
  -------------       -------------
   $   127,873         $    (4,877)
        64,549               2,129
       238,920              72,266
   -----------         -----------

       431,342              69,518
   -----------         -----------

     1,102,285             275,751
       738,522           2,014,925
          (197)              7,160
   -----------         -----------

     1,840,610           2,297,836
   -----------         -----------
     2,271,952           2,367,354

     2,367,354                   0
   -----------         -----------
   $ 4,639,306         $ 2,367,354
   ===========         ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                                                          AST - T. ROWE
                                                                  AST - PUTNAM                             PRICE ASSET
                                                                    BALANCED                               ALLOCATION
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED         JUN. 2* THRU         YEAR ENDED         JUN. 13* THRU
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss)........................    $   2,672           $    (784)         $    (1,176)         $    (654)
  Net Realized Gain (Loss)............................       31,829                 919                9,015                379
  Net Unrealized Gain (Loss) On Investments...........       21,598              18,694               92,496              9,623
                                                          ---------           ---------          -----------          ---------
  Net Increase (Decrease) In Net Assets Resulting From
    Operations........................................       56,099              18,829              100,335              9,348
                                                          ---------           ---------          -----------          ---------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits..................      153,332             303,175              764,560            191,553
  Net Transfers Between Sub-accounts..................       90,440              38,588                7,326             47,655
  Surrenders..........................................      (95,858)            (11,283)              (8,420)              (142)
                                                          ---------           ---------          -----------          ---------
  Net Increase In Net Assets Resulting From Capital
    Share Transactions................................      147,914             330,480              763,466            239,066
                                                          ---------           ---------          -----------          ---------
TOTAL INCREASE IN NET ASSETS..........................      204,013             349,309              863,801            248,414
NET ASSETS:
  Beginning of Period.................................      349,309                   0              248,414                  0
                                                          ---------           ---------          -----------          ---------
  End of Period.......................................    $ 553,322           $ 349,309          $ 1,112,215          $ 248,414
                                                          =========           =========          ===========          =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                            CLASS 3 SUB-ACCOUNTS INVESTING IN:
---------------------------------------------------------------------------------------------------------------------------


            AST - T. ROWE                      AST - T. ROWE                       AST - T. ROWE
         PRICE INTERNATIONAL                PRICE INTERNATIONAL                    PRICE NATURAL
               EQUITY                               BOND                             RESOURCES
   -------------------------------     ------------------------------      -------------------------------
    YEAR ENDED       MAY 30* THRU       YEAR ENDED       MAY 16* THRU       YEAR ENDED      JUN. 21* THRU
   DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995    DEC. 31, 1996     DEC. 31, 1995
   -------------     -------------     -------------     -------------    -------------     -------------
    $   (40,987)      $    (6,138)       $    (485)        $   (611)        $  (2,508)         $  (188)
        442,300             6,223           11,459               77            10,312                4
        536,007            75,100           19,583            6,255            49,371            3,548
    -----------       -----------        ---------         --------         ---------         --------

        937,320            75,185           30,557            5,721            57,175            3,364
    -----------       -----------        ---------         --------         ---------         --------

      4,319,005           798,237          393,026          181,092           147,092           38,399
      1,448,029         1,964,129          (12,713)          73,460           275,137           20,943
        (74,304)             (936)         (37,652)               0           (32,714)              11
    -----------       -----------        ---------         --------         ---------         --------

      5,692,730         2,761,430          342,661          254,552           389,515           59,353
    -----------       -----------        ---------         --------         ---------         --------
      6,630,050         2,836,615          373,218          260,273           446,690           62,717

      2,836,615                 0          260,273                0            62,717                0
    -----------       -----------        ---------         --------         ---------         --------
    $ 9,466,665       $ 2,836,615        $ 633,491         $260,273         $ 509,407          $62,717
    ===========       ===========        =========         ========         =========         ========


            AST - FOUNDERS
               CAPITAL
             APPRECIATION
  ------------------------------------
   YEAR ENDED            MAY 16* THRU
  DEC. 31, 1996         DEC. 31, 1995
  -------------         -------------
   $   (42,576)           $   (5,707)
       112,207                 2,970
       926,780                68,061
   -----------            ----------

       996,411                65,324
   -----------            ----------

     3,247,466               741,715
     5,850,291             1,652,865
       (92,219)               16,861
   -----------            ----------

     9,005,538             2,411,441
   -----------            ----------
    10,001,949             2,476,765

     2,476,765                     0
   -----------            ----------
   $12,478,714            $2,476,765
   ===========            ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                         -----------------------------------------------------------------------
                                                                  AST - INVESCO                           AST - PIMCO
                                                                  EQUITY INCOME                        TOTAL RETURN BOND
                                                         --------------------------------       --------------------------------
                                                          YEAR ENDED         MAY 22* THRU         YEAR ENDED        MAY 17* THRU
                                                         DEC. 31, 1996      DEC. 31, 1995       DEC. 31, 1996      DEC. 31, 1995
                                                         -------------      -------------       -------------      -------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss).........................   $    (6,120)        $   (5,128)        $    11,467         $   (3,705)
  Net Realized Gain (Loss).............................       100,680              4,548              50,421              6,060
  Net Unrealized Gain (Loss) On Investments............       650,969            119,517              27,431             49,745
                                                          -----------         ----------         -----------         ----------
  Net Increase (Decrease) In Net Assets Resulting From
    Operations.........................................       745,529            118,937              89,319             52,100
                                                          -----------         ----------         -----------         ----------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits...................     5,063,947          1,345,090           1,111,471          1,132,056
  Net Transfers Between Sub-accounts...................     1,349,074            366,022             302,807           (154,597)
  Surrenders...........................................      (218,655)            (8,409)            (21,390)              (524)
                                                          -----------         ----------         -----------         ----------
  Net Increase In Net Assets Resulting From Capital
    Share Transactions.................................     6,194,366          1,702,703           1,392,888            976,935
                                                          -----------         ----------         -----------         ----------
TOTAL INCREASE IN NET ASSETS...........................     6,939,895          1,821,640           1,482,207          1,029,035
NET ASSETS:
  Beginning of Period..................................     1,821,640                  0           1,029,035                  0
                                                          -----------         ----------         -----------         ----------
  End of Period........................................   $ 8,761,535         $1,821,640         $ 2,511,242         $1,029,035
                                                          ===========         ==========         ===========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                      CLASS 3 SUB-ACCOUNTS INVESTING IN:
---------------------------------------------------------------------------------------------------------------
                                                                                 AST               MONTGOMERY
             AST - PIMCO                        AST - BERGER              ROBERTSON STEPHENS        EMERGING
        LIMITED MATURITY BOND                  CAPITAL GROWTH               VALUE + GROWTH          MARKETS
    ------------------------------     ------------------------------     ------------------     --------------
     YEAR ENDED       MAY 22* THRU       YEAR ENDED      MAY 17* THRU        MAY 29* THRU        JUNE 29* THRU
    DEC. 31, 1996    DEC. 31, 1995     DEC. 31, 1996    DEC. 31, 1995       DEC. 31, 1996        DEC. 31, 1996
    -------------    -------------     -------------    -------------     ------------------     --------------
      $  (22,471)      $  (14,542)       $   (6,384)       $   (815)           $ (2,009)            $   (389)
          73,241           32,125            41,096           3,836              17,084                 (862)
          64,834           45,115            42,210           9,366              33,720                4,516
      ----------       ----------        ----------        --------            --------             --------
         115,604           62,698            76,922          12,387              48,795                3,265
      ----------       ----------        ----------        --------            --------             --------
       1,998,368        1,489,817         1,047,909         157,796             132,304               58,571
          15,634           16,926          (339,605)         71,264             216,768              320,514
          (6,726)             100            (4,894)          1,288                (110)                 298
      ----------       ----------        ----------        --------            --------             --------
       2,007,276        1,506,843           703,410         230,348             348,962              379,383
      ----------       ----------        ----------        --------            --------             --------
       2,122,880        1,569,541           780,332         242,735             397,757              382,648
       1,569,541                0           242,735               0                   0                    0
      ----------       ----------        ----------        --------            --------             --------
      $3,692,421       $1,569,541        $1,023,067        $242,735            $397,757             $382,648
      ==========       ==========        ==========        ========            ========             ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

American Skandia Life Assurance Corporation Variable Account B -- Class 3 (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations May 1, 1995.

As of December 31, 1996 the Account consisted of twenty-seven sub-accounts. These financial statements report on twenty-three sub-accounts offered in the Axiom Variable Annuity. Each of the twenty-three sub-accounts invests only in a single corresponding portfolio of either the Neuberger and Berman Advisers Management Trust, The Alger American Fund, the American Skandia Trust or the Montgomery Variable Series (the "Trusts"). Neuberger and Berman Management, Inc. is the advisor for the Neuberger and Berman Advisers Management Trust. Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investment Services Incorporated is the investment manager for the American Skandia Trust, while Putnam Investment Management Inc., Lord Abbett & Co., Janus Capital Corporation, J. P. Morgan Investment Management Incorporated, Federated Investment Counseling, T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Pacific Investment Management Company, Berger Associates, Inc. and Robertson, Stephens and Company Management L.P. are the sub-advisors. Montgomery Asset Management, L.P., is the advisor for the Montgomery Funds III. The investment advisors are paid fees for their services by the respective Trusts.

The following two Class 3 sub-accounts commenced operations on May 1, 1996: the Robertson Stephens Value + Growth and the Montgomery Emerging Markets.

During 1996, changes in investment advisors were made by proxy in certain underlying funds. As a result, the names of the following sub-accounts were changed: Scudder International Bond changed to T. Rowe Price International Bond on May 1, 1996; Seligman Henderson International Equity to Putnam International Equity on October 15, 1996; Phoenix Balanced changed to Putnam Balanced on October 15, 1996 and the Seligman Henderson International Small Cap changed to Founders Passport on October 15, 1996.

2.  VALUATION OF INVESTMENTS

The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.  INCOME TAXES

American Skandia does not expect to incur any Federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for Federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes change.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

4.  CONTRACT CHARGES

The following contract charges are paid to American Skandia:

     Mortality and Expense Risk Charges -- Charged daily against the Account at an annual rate of 0.85% of the net assets.

     Administrative Fees -- Charged daily against the Account at an annual rate of .15% of the net assets. A maintenance fee equaling the smaller of $35 or 2% of the current Account Value is deducted at the end of each contract year and on surrender.

     Transfer Fees -- Charged at a rate of $10 for each transfer after the fourth in each annuity year.

     Contingent Deferred Sales Charges are computed as set forth in the Axiom Variable Annuity. These charges may be imposed on the full, or partial surrender of certain contracts. There is no contingent deferred sales charge if all premiums were received at least six complete years prior to the date of the full or partial surrender.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3


NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

5.  CHANGES IN THE UNITS OUTSTANDING

                                                   ----------------------------------------------------------------
                                                                  CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                   ----------------------------------------------------------------
                                                               NBAMT                           AAF - SMALL
                                                             PARTNERS                        CAPITALIZATION
                                                   -----------------------------      -----------------------------
                                                   PERIOD ENDED   MAY 25* THRU        PERIOD ENDED   MAY 17* THRU
                                                   DEC. 31, 1996  DEC. 31, 1995       DEC. 31, 1996  DEC. 31, 1995
                                                   ------------- ---------------      ------------- ---------------
Units Outstanding Beginning of the Period.........     34,867               0            104,247               0
Units Purchased...................................     67,141          26,056            145,557          83,398
Units Transferred Between Sub-accounts............    511,577           8,811             52,573          21,082
Units Surrendered.................................       (190)              0             (1,561)           (233)
                                                      -------         -------            -------         -------
Units Outstanding End of the Period...............    613,395          34,867            300,816         104,247
                                                      =======         =======            =======         =======

                                                   ----------------------------------------------------------------
                                                                  CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                   ----------------------------------------------------------------
                                                          AST - FOUNDERS                    AST - LORD ABBETT
                                                             PASSPORT                        GROWTH & INCOME
                                                   -----------------------------      -----------------------------
                                                   PERIOD ENDED   MAY 25* THRU        PERIOD ENDED   JUN. 8* THRU
                                                   DEC. 31, 1996  DEC. 31, 1995       DEC. 31, 1996  DEC. 31, 1995
                                                   ------------- ---------------      ------------- ---------------
Units Outstanding Beginning of the Period.........     41,575               0            168,290                0
Units Purchased...................................     53,629          36,504            137,588           43,269
Units Transferred Between Sub-accounts............     26,230           5,078             84,923          125,110
Units Surrendered.................................     (1,556)             (7)            (2,792)             (89)
                                                      -------         -------            -------          -------
Units Outstanding End of the Period...............    119,878          41,575            388,009          168,290
                                                      =======         =======            =======          =======

                                                   -----------------------------------------------------------------
                                                                  CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                                   -----------------------------------------------------------------
                                                          AST - FEDERATED                      AST - PUTNAM
                                                             HIGH YIELD                       BALANCED ASSET
                                                   ------------------------------      -----------------------------
                                                    PERIOD ENDED   JUN. 13* THRU       PERIOD ENDED   JUN. 2* THRU
                                                   DEC. 31, 1996   DEC. 31, 1995       DEC. 31, 1996  DEC. 31, 1995
                                                   -------------- ---------------      ------------- ---------------
Units Outstanding Beginning of the Period.........     216,497               0             30,506               0
Units Purchased...................................      97,578          25,899             12,414          28,098
Units Transferred Between Sub-accounts............      63,561         190,608              8,742           3,442
Units Surrendered.................................        (300)            (10)            (7,775)         (1,034)
                                                       -------         -------            -------         -------
Units Outstanding End of the Period...............     377,336         216,497             43,887          30,506
                                                       =======         =======            =======         =======

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                    CLASS 3 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------------
                                                      AAF                            AST - PUTNAM
             AAF - GROWTH                        MIDCAP GROWTH                   INTERNATIONAL EQUITY
    -------------------------------     -------------------------------     -------------------------------
    PERIOD ENDED      MAY 17* THRU      PERIOD ENDED      MAY 24* THRU      PERIOD ENDED      MAY 25* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
       185,142                 0            50,878                 0            51,519                 0
        77,725           173,071            77,812            45,727            86,129            32,142
        58,812            13,785            15,351             5,681            23,778            19,377
        (8,217)           (1,714)           (1,091)             (530)           (6,088)                0
       -------           -------            ------            ------           -------            ------
       313,462           185,142           142,950            50,878           155,338            51,519
       =======           =======           =======            ======           =======            ======

-----------------------------------------------------------------------------------------------------------
                                    CLASS 3 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------------
                  AST                                 AST                           AST - FEDERATED
             JANCAP GROWTH                       MONEY MARKET                       UTILITY INCOME
    -------------------------------     -------------------------------     -------------------------------
    PERIOD ENDED      MAY 19* THRU      PERIOD ENDED      MAY 19* THRU      PERIOD ENDED      JUN. 20* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
        68,509                 0             559,358                0            8,260                0
       140,682            50,863           2,008,829        1,356,883            6,736            6,841
        45,185            17,758          (1,957,552)        (794,083)           4,117            1,426
        (1,409)             (112)            (17,639)          (3,442)             (96)              (7)
       -------            ------          ----------        ---------           ------            -----
       252,967            68,509             592,996          559,358           19,077            8,260
       =======            ======          ==========        =========           ======            =====

-----------------------------------------------------------------------------------------------------------
                                    CLASS 3 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------------
          AST - T. ROWE PRICE                    AST - T. ROWE                       AST - T. ROWE
           ASSET ALLOCATION                   PRICE INTL. EQUITY                   PRICE INTL. BOND
    -------------------------------     -------------------------------     -------------------------------
    PERIOD ENDED      JUN. 13* THRU     PERIOD ENDED      MAY 30* THRU      PERIOD ENDED      MAY 16* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
        22,113                 0           265,448                 0            24,422                 0
        26,133            17,865           374,130            76,823            36,450            17,411
        40,827             4,259           151,056           188,642              (653)            7,012
          (675)              (11)           (6,769)              (17)           (3,562)               (1)
        ------            ------           -------           -------            ------            ------
        88,398            22,113           783,865           265,448            56,657            24,422
        ======            ======           =======           =======            ======            ======

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 3

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

5.  CHANGES IN THE UNITS OUTSTANDING

                                              ------------------------------------------------------------------------
                                                                 CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                              ------------------------------------------------------------------------
                                                  AST - T. ROWE PRICE                     AST - FOUNDERS
                                                   NATURAL RESOURCES                     CAP. APPRECIATION
                                              ----------------------------   -----------------------------------------
                                              PERIOD ENDED  JUN. 21* THRU        PERIOD ENDED           MAY 16* THRU
                                              DEC. 31, 1996 DEC. 31, 1995        DEC. 31, 1996         DEC. 31, 1995
                                              ------------- --------------   ---------------------    ----------------
Units Outstanding Beginning of the Period....      5,683             0              203,315                      0
Units Purchased..............................     10,864         3,711              238,456                 63,628
Units Transferred Between Sub-accounts.......     21,492         1,972              427,681                140,067
Units Surrendered............................     (2,375)            0               (7,453)                  (380)
                                                 -------        ------              -------                -------
Units Outstanding End of the Period..........     35,664         5,683              861,999                203,315
                                                 =======        ======              =======                =======

                                             ------------------------------------------------------------------------
                                                                CLASS 3 SUB-ACCOUNTS INVESTING IN:
                                             ------------------------------------------------------------------------
                                                     AST - BERGER              AST - ROBERTSON          MONTGOMERY
                                                    CAPITAL GROWTH          STEPH. VALUE + GROWTH    EMERGING MARKETS
                                             ----------------------------   ---------------------    ----------------
                                             PERIOD ENDED   MAY 17* THRU        MAY 29* THRU          JUNE 29* THRU
                                             DEC. 31, 1996 DEC. 31, 1995        DEC. 31, 1996         DEC. 31, 1996
                                             ------------- --------------   ---------------------    ----------------
Units Outstanding Beginning of the Period....     20,219             0                   0                     0
Units Purchased..............................     78,131        14,070              12,590                 5,777
Units Transferred Between Sub-accounts.......    (23,955)        6,151              23,852                31,450
Units Surrendered............................       (399)           (2)                 (5)                    0
                                                 -------       -------             -------               -------
Units Outstanding End of the Period..........     73,996        20,219              36,437                37,227
                                                 =======       =======             =======               =======

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                    CLASS 3 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------------
             AST - INVESCO                     AST - PIMCO TOTAL                   AST - PIMCO LTD.
             EQUITY INCOME                        RETURN BOND                        MATURITY BOND
    -------------------------------     -------------------------------     -------------------------------
    PERIOD ENDED      MAY 22* THRU      PERIOD ENDED      MAY 17* THRU      PERIOD ENDED      MAY 22* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
       155,507                 0            92,538                 0           150,910                 0
       399,764           122,816            92,307           107,323           191,990           146,802
       106,839            33,440            37,204           (14,776)            3,085             4,114
       (16,814)             (749)           (1,466)               (9)             (797)               (6)
       -------           -------           -------           -------           -------           -------
       645,296           155,507           220,583            92,538           345,188           150,910
       =======           =======           =======           =======           =======           =======

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a)      All financial statements are included in Parts A & B of this Registration Statement.

(b)      Exhibits are attached as indicated.

         (1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate
                  Account  B  (previously  filed  in  the  initial  Registration
                  Statement to Registration Statement No.
                  33-19363, filed December 30, 1987).

         (2)      Not applicable.  American Skandia Life Assurance Corporation maintains custody of all assets.

         (3)      (a)      Form of revised Principal  Underwriting Agreement between American Skandia Life Assurance Corporation and
                           American  Skandia  Marketing,  Incorporated  formerly Skandia Life Equity Sales  Corporation  (previously filed in Post-Effective Amendment No. 3 to Registration Statement No. 33-44436, filed April 20, 1993).

                  (b)      Form of Revised Dealer  Agreement.(previously  filed in  Post-Effective  Amendment No. 3 of  Registration
                           Statement No. 33-44436, filed April 20, 1993).


         (4)      Copy of the  form  of the  Annuity  previously  filed  in  Post-effective  Amendment  No.  1 to this  Registration
                  Statement, filed April 20, 1995.
                  (i) filed via EDGAR with Post-effective  Amendment No. 2 to this Registration Statement No. 33-86866,  filed April
                      29, 1996.


         (5)      A copy of the  application  form used with the Annuity  (previously  filed in  Post-Effective  Amendment  No. 9 to
                  Registration Statement No. 33-44436, filed February 17, 1995).

         (6)      (a)      Copy of the  certificate of  incorporation  of American  Skandia Life Assurance  Corporation  (previously filed to Pre-Effective Amendment No. 2 to Registration Statement No. 33-19363, filed July 27, 1988).

                  (b)      Copy of the By-Laws of American  Skandia Life Assurance  Corporation  (previously  filed in Pre-Effective
                           Amendment No. 2 to Registration Statement No. 33-19363, filed July 27, 1988).

         (7)      Annuity Reinsurance Agreements between Depositor and:

                  (a)      Transamerica  Occidental  Life Assurance  Company  effective May 1, 1995  (previously  filed via EDGAR in
                           Post-Effective Amendment No. 3 to Registration Statement No. 33-87010, filed April 25, 1996).

                  (b)      Connecticut  General Life Insurance  Company  effective  January 1, 1995  (previously  filed via EDGAR in
                           Post-Effective Amendment No. 3 to Registration Statement No. 33-87010, filed April 25, 1996).

         (8)      Agreements between Depositor and:


                  (a)      Neuberger & Berman Advisers Management Trust (previously filed as an exhibit to Post-Effective  Amendment
                           No. 5 to  Registration  Statement  No.  33-19393,  filed  February  28,  1990).(i)  Filed via EDGAR  with
                           Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997


                  (b)      The  Alger  American  Fund  (previously  filed  as  an  exhibit  to  Post-Effective  Amendment  No.  5 to
                           Registration Statement No. 33-19363, filed February 28, 1990).


                  (c)      Agreements  between Depositor and American Skandia Trust  (previously  filed in Post-Effective  Amendment
                           No. 5 to Registration  Statement No.  33-19363,  filed February 28, 1990. At such time, what later became
                           American Skandia Trust was known as the Henderson Global Asset Trust).
                           (i) Filed via EDGAR with  Post-effective  Amendment No. 4 to Registration  Statement No. 33-87010,  filed
                           February 25, 1997

                  (d)      The Montgomery Funds III filed via EDGAR in the Initial Registration  Statement to Registration Statement
                           No. 333-08853, filed July 25, 1996.


         (9)       Opinion and consent of Werner & Kennedy.

         (10)      Consent of Deloitte & Touche LLP.

         (11)      Not applicable.

         (12)      Not applicable.


         (13)     Calculation  of  Performance  Information  for  Advertisement  of  Performance  (previously  filed in the  Initial
                  Registration Statement of this Registration Statement, filed November 29, 1994).
                  (i) filed via EDGAR with Post-effective  Amendment No. 2 to this Registration Statement No. 33-86866,  filed April
                     29, 1996.

         (14)     Financial Data Schedules.


Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.

Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Investment Holding Corporation:


         (1) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Investment Holding Corporation and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

         (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

         (3)      American Skandia Investment Services,  Incorporated ("ASISI"):
                  The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. It's primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.


         (4) Skandia Vida: This subsidiary American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It offers investment oriented life insurance products designed for long-term savings through independent banks and brokers.


Item 27. Number of Contract Owners: As of December 31, 1996, there were 680 owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Investment Holding Corporation, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by
Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc. as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters:

(a) At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)      Directors and officers of ASM, Inc.

Name and Principal Business Address                                             Position and Offices with Underwriter


Gordon C. Boronow                                                               Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly A. Bradshaw                                                            Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                  Chief Executive Officer
Skandia Insurance Company Ltd.                                                  and Chairman of the
Sveavagen 44, S-103 50 Stockholm, Sweden                                        Board of Directors

Daniel R. Darst                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

Paul DeSimone                                                                   Vice President, Corporate
American Skandia Life Assurance Corporation                                     Controller and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                  President,
American Skandia Life Assurance Corporation                                     Chief Marketing Officer
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Walter G. Kenyon                                                                Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lawrence Kudlow                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     Chief Economist
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

N. David Kuperstock                                                             Vice President and Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Daniel LaBonte                                                                  Vice President,
American Skandia Life Assurance Corporation                                     Associate Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                            Executive Vice President and
American Skandia Life Assurance Corporation                                     Chief Financial Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kristen E. Newall                                                               Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                  Vice President, National Sales
American Skandia Life Assurance Corporation                                     Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

M. Priscilla Pannell                                                            Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Don Thomas Peck                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Heidi Ann Richardson                                                            Vice President,
American Skandia Life Assurance Corporation                                     Portfolio Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Hayward Sawyer                                                                  Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Christian Thwaites                                                              Vice President,
American Skandia Life Assurance Corporation                                     Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Tamara L. Wood                                                                  Vice President, National
American Skandia Life Assurance Corporation                                     Sales Director, Special Products
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.


                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 29th day of April, 1997.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 3 SUB-ACCOUNTS)
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:/s/ Mary Priscilla Pannell                       Attest:/s/ Diana D. Steigauf
Mary Priscilla Pannell, Corporate Secretary                    Diana D. Steigauf

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Mary Priscilla Pannell                       Attest:/s/ Diana D. Steigauf
Mary Priscilla Pannell, Corporate Secretary                    Diana D. Steigauf


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                     April 29, 1997
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and              April 29, 1997
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe                         Vice President and                    April 29, 1997
            David R. Monroe                            Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

                                            Nancy F. Brunetti*
                                              Nancy F. Brunetti

                                     *By: /s/ Mary Priscilla Pannell
                                               Mary Priscilla Pannell

     *Pursuant to Powers of Attorney  filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-00941





                                    EXHIBITS

                  As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:

                  No. 9    Consent of Werner & Kennedy

                  No. 10   Consent of Deloitte & Touche LLP

                  No. 14   Financial Data Schedules